EXHIBIT 10.1 EXECUTION VERSION SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 18, 2021, among VALMONT INDUSTRIES, INC., and certain of its Subsidiaries, as the Borrowers, The Lenders Party Hereto JPMORGAN CHASE BANK, N.A. as Administrative Agent J.P. MORGAN SECURITIES LLC, as Sustainability Structuring Agent and BANK OF AMERICA, N.A., CITIBANK, N.A., WELLS FARGO BANK, N.A., and U.S. BANK NATIONAL ASSOCIATION, as Syndication Agents, and JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CITIBANK, N.A., U.S. BANK NATIONAL ASSOCIATION, and WELLS FARGO SECURITIES, LLC, as Joint Bookrunners and Joint Lead Arrangers and AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as co-Documentation Agents

TABLE OF CONTENTS, Page i Table of Contents Page # ARTICLE I. DEFINITIONS ..................................................................................................................... 1 SECTION 1.01 DEFINED TERMS ............................................................................................................ 1 SECTION 1.02 CLASSIFICATION OF LOANS AND BORROWINGS ......................................................... 38 SECTION 1.03 TERMS GENERALLY .................................................................................................... 38 SECTION 1.04 ACCOUNTING TERMS; GAAP ...................................................................................... 39 SECTION 1.05 EXCHANGE RATES; CURRENCY EQUIVALENTS........................................................... 39 SECTION 1.06 ROUNDING-OFF ........................................................................................................... 40 SECTION 1.07 INTEREST RATES; BENCHMARK NOTIFICATION .......................................................... 40 SECTION 1.08 LETTER OF CREDIT AMOUNTS .................................................................................... 40 SECTION 1.09 DIVISIONS .................................................................................................................... 40 ARTICLE II. THE CREDITS ................................................................................................................. 41 SECTION 2.01 REVOLVING LOANS ..................................................................................................... 41 SECTION 2.02 REVOLVING LOANS AND REVOLVING BORROWINGS ................................................. 42 SECTION 2.03 REQUESTS FOR BORROWINGS ..................................................................................... 43 SECTION 2.04 SWINGLINE LOANS ...................................................................................................... 44 SECTION 2.05 LETTERS OF CREDIT .................................................................................................... 46 SECTION 2.06 FUNDING OF BORROWINGS ......................................................................................... 51 SECTION 2.07 INTEREST ELECTIONS .................................................................................................. 52 SECTION 2.08 TERMINATION AND REDUCTION OF COMMITMENTS ................................................... 53 SECTION 2.09 REPAYMENT OF LOANS; EVIDENCE OF DEBT .............................................................. 54 SECTION 2.10 PREPAYMENT OF LOANS ............................................................................................. 55 SECTION 2.11 FEES ............................................................................................................................. 56 SECTION 2.12 INTEREST ..................................................................................................................... 57 SECTION 2.13 ALTERNATE RATE OF INTEREST .................................................................................. 58 SECTION 2.14 INCREASED COSTS ....................................................................................................... 61 SECTION 2.15 BREAK FUNDING PAYMENTS ...................................................................................... 63 SECTION 2.16 TAXES .......................................................................................................................... 64 SECTION 2.17 PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS ............... 68 SECTION 2.18 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS .......................................... 70 SECTION 2.19 INCREASE OF REVOLVING COMMITMENTS ................................................................. 71 SECTION 2.20 DEFAULTING LENDERS ............................................................................................... 71 SECTION 2.21 [RESERVED] ................................................................................................................. 74 SECTION 2.22 UNAVAILABILITY OF FOREIGN CURRENCY LOANS ..................................................... 74 SECTION 2.23 BORROWERS REPRESENTATIVE .................................................................................. 74 SECTION 2.24 SUSTAINABILITY ADJUSTMENTS ................................................................................. 74 ARTICLE III. REPRESENTATIONS AND WARRANTIES ............................................................. 76 SECTION 3.01 ORGANIZATION; POWERS ............................................................................................ 76 SECTION 3.02 AUTHORIZATION; ENFORCEABILITY ........................................................................... 77 SECTION 3.03 GOVERNMENTAL APPROVALS; NO CONFLICTS .......................................................... 77 SECTION 3.04 FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE ...................................... 77 SECTION 3.05 PROPERTIES ................................................................................................................. 77 SECTION 3.06 LITIGATION AND ENVIRONMENTAL MATTERS ........................................................... 78 SECTION 3.07 COMPLIANCE WITH LAWS AND AGREEMENTS ............................................................ 78 SECTION 3.08 INVESTMENT COMPANY STATUS ................................................................................ 78 SECTION 3.09 TAXES .......................................................................................................................... 78

TABLE OF CONTENTS, Page ii SECTION 3.10 ERISA ......................................................................................................................... 78 SECTION 3.11 DISCLOSURE ................................................................................................................ 79 SECTION 3.12 DISCLOSABLE SUBSIDIARIES ....................................................................................... 79 SECTION 3.13 INSURANCE .................................................................................................................. 79 SECTION 3.14 LABOR MATTERS ........................................................................................................ 79 SECTION 3.15 SOLVENCY ................................................................................................................... 80 SECTION 3.16 MARGIN SECURITIES ................................................................................................... 80 SECTION 3.17 COMMON ENTERPRISE ................................................................................................ 80 SECTION 3.18 REPRESENTATIONS AS TO FOREIGN LOAN PARTIES .................................................... 80 SECTION 3.19 OFAC AND PATRIOT ACT ........................................................................................... 82 SECTION 3.20 ANTI-CORRUPTION LAWS, ANTI-MONEY LAUNDERING LAWS AND SANCTIONS ...... 82 SECTION 3.21 AFFECTED FINANCIAL INSTITUTIONS ......................................................................... 82 SECTION 3.22 PLAN ASSETS; PROHIBITED TRANSACTIONS .............................................................. 83 ARTICLE IV. CONDITIONS ................................................................................................................. 83 SECTION 4.01 EFFECTIVE DATE ......................................................................................................... 83 SECTION 4.02 EACH CREDIT EVENT .................................................................................................. 84 ARTICLE V. AFFIRMATIVE COVENANTS ...................................................................................... 85 SECTION 5.01 FINANCIAL STATEMENTS AND OTHER INFORMATION ................................................ 85 SECTION 5.02 NOTICES OF MATERIAL EVENTS ................................................................................. 87 SECTION 5.03 EXISTENCE; CONDUCT OF BUSINESS........................................................................... 87 SECTION 5.04 PAYMENT OF OBLIGATIONS ........................................................................................ 87 SECTION 5.05 MAINTENANCE OF PROPERTIES ................................................................................... 87 SECTION 5.06 INSURANCE .................................................................................................................. 87 SECTION 5.07 BOOKS AND RECORDS; INSPECTION AND AUDIT RIGHTS ........................................... 88 SECTION 5.08 COMPLIANCE WITH LAWS ........................................................................................... 88 SECTION 5.09 USE OF PROCEEDS ....................................................................................................... 88 SECTION 5.10 ADDITIONAL SUBSIDIARIES AND ADDITIONAL BORROWERS ..................................... 88 SECTION 5.11 FURTHER ASSURANCES ............................................................................................... 89 ARTICLE VI. NEGATIVE COVENANTS ............................................................................................ 90 SECTION 6.01. INDEBTEDNESS ............................................................................................................ 90 SECTION 6.02 LIENS ........................................................................................................................... 91 SECTION 6.03 FUNDAMENTAL CHANGES ........................................................................................... 92 SECTION 6.04 INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS .................... 92 SECTION 6.05 ASSET SALES ............................................................................................................... 94 SECTION 6.06 SWAP AGREEMENTS .................................................................................................... 94 SECTION 6.07 RESTRICTED PAYMENTS; CERTAIN PAYMENTS OF INDEBTEDNESS ............................ 95 SECTION 6.08 TRANSACTIONS WITH AFFILIATES .............................................................................. 95 SECTION 6.09 RESTRICTIVE AGREEMENTS ........................................................................................ 95 SECTION 6.10 AMENDMENT OF MATERIAL DOCUMENTS .................................................................. 96 SECTION 6.11 CHANGE IN FISCAL YEAR ............................................................................................ 96 SECTION 6.12 LIMITATION ON SECURITIZATION TRANSACTIONS ..................................................... 96 SECTION 6.13 SYNTHETIC LEASES ..................................................................................................... 97 ARTICLE VII. FINANCIAL COVENANTS ......................................................................................... 97 SECTION 7.01 LEVERAGE RATIO ........................................................................................................ 97 ARTICLE VIII. EVENTS OF DEFAULT ............................................................................................. 97 SECTION 8.01 EVENTS OF DEFAULT; REMEDIES ................................................................................ 97 SECTION 8.02 PERFORMANCE BY THE ADMINISTRATIVE AGENT .................................................... 100

TABLE OF CONTENTS, Page iii SECTION 8.03 LIMITATION ON SEPARATE SUIT ............................................................................... 100 SECTION 8.04 APPLICATION OF PAYMENTS ..................................................................................... 100 ARTICLE IX. THE ADMINISTRATIVE AGENT ............................................................................ 101 SECTION 9.01 AUTHORIZATION AND ACTION .................................................................................. 101 SECTION 9.02 ADMINISTRATIVE AGENT'S RELIANCE, LIMITATION OF LIABILITY, ETC .................. 103 SECTION 9.03 POSTING OF COMMUNICATIONS ................................................................................ 105 SECTION 9.04 THE ADMINISTRATIVE AGENT INDIVIDUALLY ......................................................... 106 SECTION 9.05 SUCCESSOR ADMINISTRATIVE AGENT ...................................................................... 106 SECTION 9.06 ACKNOWLEDGEMENTS OF LENDERS AND ISSUING BANKS; ERRONEOUS PAYMENTS 107 SECTION 9.07 CERTAIN ERISA MATTERS ....................................................................................... 109 SECTION 9.08 AUTHORIZED RELEASE OF GUARANTOR ................................................................... 110 SECTION 9.09 SUSTAINABILITY MATTERS ....................................................................................... 110 ARTICLE X. MISCELLANEOUS ....................................................................................................... 110 SECTION 10.01 NOTICES .................................................................................................................... 110 SECTION 10.02 WAIVERS; AMENDMENTS .......................................................................................... 111 SECTION 10.03 EXPENSES; INDEMNITY; DAMAGE WAIVER .............................................................. 113 SECTION 10.04 SUCCESSORS AND ASSIGNS ....................................................................................... 115 SECTION 10.05 SURVIVAL .................................................................................................................. 119 SECTION 10.06 COUNTERPARTS; INTEGRATION; EFFECTIVENESS ..................................................... 120 SECTION 10.07 SEVERABILITY ........................................................................................................... 121 SECTION 10.08 RIGHT OF SETOFF ...................................................................................................... 121 SECTION 10.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS .................... 121 SECTION 10.10 WAIVER OF JURY TRIAL ..................................................................................... 123 SECTION 10.11 HEADINGS ................................................................................................................. 123 SECTION 10.12 CONFIDENTIALITY ..................................................................................................... 123 SECTION 10.13 MAXIMUM INTEREST RATE ....................................................................................... 124 SECTION 10.14 NO DUTY ................................................................................................................... 124 SECTION 10.15 NO FIDUCIARY DUTY ................................................................................................ 124 SECTION 10.16 EQUITABLE RELIEF ................................................................................................... 125 SECTION 10.17 CONSTRUCTION ......................................................................................................... 125 SECTION 10.18 INDEPENDENCE OF COVENANTS ............................................................................... 125 SECTION 10.19 USA PATRIOT ACT ................................................................................................. 125 SECTION 10.20 JUDGMENT CURRENCY .............................................................................................. 126 SECTION 10.21 CODE OF BANKING PRACTICE (2003) AUSTRALIA .................................................... 126 SECTION 10.22 ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED FINANCIAL INSTITUTIONS 126 SECTION 10.23 [RESERVED] ............................................................................................................... 126 SECTION 10.24 ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS .................................... 127

LIST OF SCHEDULES AND EXHIBITS, Solo Page LIST OF SCHEDULES AND EXHIBITS SCHEDULES: Schedule 1.01 – Existing Letters of Credit Schedule 1.01(B) Sustainability Table Schedule 2.01 – Commitments Schedule 2.01(B) – Swingline Commitments Schedule 2.01(C) – Letter of Credit Commitments Schedule 3.12 – Disclosable Subsidiaries Schedule 6.01 – Existing Indebtedness Schedule 6.02 – Existing Liens Schedule 6.04 – Existing Investments, Loans and Guarantees Schedule 6.05 – Permitted Asset Dispositions Schedule 6.09 – Existing Restrictions EXHIBITS: Exhibit A – Form of Assignment and Assumption Exhibit B – Form of Compliance Certificate Exhibit C – Form of Guaranty Agreement Exhibit D – Form of Increased Commitment Supplement Exhibit E – Form of Borrowing Request Exhibit F – Form of Interest Election Request Exhibit G – Form of U.S. Tax Compliance Certificates Exhibit H – Form of Additional Borrower Request and Assumption Agreement Exhibit I – Form of Additional Borrower Notice Exhibit J – Form of Pricing Certificate

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 1 SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 18, 2021 (the "Agreement"), among VALMONT INDUSTRIES, INC., a Delaware corporation (the "Company"), VALMONT INDUSTRIES HOLLAND B.V., a private company with limited liability, with corporate seat in Eindhoven, the Netherlands, registered with the trade register of the Dutch chamber of commerce under number 17072821 ("Valmont Holland"), VALMONT GROUP PTY LTD., a company incorporated under the laws of Queensland, Australia ("Valmont Australia"), and the other Subsidiaries of the Company who become party to this Agreement pursuant to Section 5.10 hereof, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and J.P. MORGAN SECURITIES LLC, as Sustainability Structuring Agent. The Borrowers, the various financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent, entered into the First Amended and Restated Credit Agreement dated as of October 18, 2017 (as amended by the First Amendment to First Amended and Restated Credit Agreement, dated as of May 6, 2020 and as otherwise amended through the date hereof, the "Existing Agreement"). The Borrowers have requested that the Lenders amend and restate the Existing Agreement, and the Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I. Definitions Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Alternate Base Rate. All ABR Loans shall be denominated in Dollars. "Additional Borrower Request and Assumption Agreement" means the Additional Borrower Request and Assumption Agreement in the form of Exhibit H or any other form approved by the Administrative Agent. "Adjusted AUD Rate" means, with respect to any Term Benchmark Borrowing denominated in Australian Dollars for any Interest Period, an interest rate per annum equal to (a) the AUD Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted AUD Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Adjusted CDOR Rate" means, with respect to any Term Benchmark Borrowing denominated in Canadian Dollars for any Interest Period, an interest rate per annum equal to (a) the CDOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted CDOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Adjusted Daily Simple RFR" means, (i) with respect to any RFR Borrowing denominated in English Pounds Sterling, an interest rate per annum equal to (a) the Daily Simple RFR for English Pounds

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 2 Sterling, plus (b) 0.0326%, and (ii) with respect to any RFR Borrowing denominated in Dollars, an interest rate per annum equal to (a) the Daily Simple RFR for Dollars, plus (b) 0.1%; provided that if the Adjusted Daily Simple Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Adjusted EURIBOR Rate" means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Adjusted Term SOFR Rate" means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period or with respect to the determination of the Alternate Base Rate, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period or, with respect to the determination of the Alternate Base Rate, plus (b) 0.1%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Administrative Agent" means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder. For the avoidance of doubt, JPMorgan Chase Bank, N.A. may, in its discretion, arrange for one or more of its domestic or foreign branches or Affiliates to perform its obligations as the Administrative Agent hereunder and in such event, the term "Administrative Agent" shall include any such branch or Affiliate with respect to such obligations. "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent. "Affected Financial Institution" means (a) any EEA Financial Institution or (b) any UK Financial Institution. "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Agent-Related Person" has the meaning assigned to it in Section 10.03(d). "Aggregate Receivables Sales Amount" means the aggregate face amount ((x) without giving effect to any discounts or write-offs and (y) valued as of the applicable Test Date) of all (a) Designated Receivables sold pursuant to a Permitted Designated Receivables Sale and (b) Securitization Receivables sold pursuant to a Permitted Securitization, in each case, during the one-year period ending on the applicable Test Date (specifically including all Designated Receivables Sales and/or Securitization Transactions occurring on such Test Date). "Aggregate Revolving Commitment" means the aggregate amount of the Revolving Commitments of the Lenders. "Aggregate Revolving Exposure" means, with respect to all Lenders at any time, the sum of the outstanding principal amount of the Revolving Loans and the sum of the following, without duplication, the Foreign Currency Exposure, the LC Exposure and the Swingline Exposure at such time; provided, that clause (a) of the definition of Swingline Exposure shall only be applicable to the extent Lenders shall have funded their respective participations in the outstanding Swingline Loans.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 3 "Agreed Currencies" means Dollars and each Foreign Currency. "Agreement" has the meaning specified in introductory paragraph hereof. "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Error! Reference source not found. (for the avoidance of doubt, only until the Benchmark R eplacement has been determined pursuant to Section 2.13(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. "Ancillary Document" has the meaning assigned to it in Section 10.06. "Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Affiliates from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. "Anti-Money Laundering Laws" means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Loan Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the "Bank Secrecy Act," 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959). "Applicable Foreign Loan Party Documents" has the meaning assigned to such term in Section 3.18. "Applicable Percentage" means, with respect to any Lender, the percentage of the Aggregate Revolving Commitments represented by such Lender's Revolving Commitment; provided that, in accordance with Section 2.20, so long as any Lender shall be a Defaulting Lender, such Defaulting Lender's Commitment shall be disregarded in the foregoing calculations. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments and to any Lender's status as a Defaulting Lender at the time of determination. "Applicable Rate" means, for any day, with respect to any ABR Loan or Term Benchmark Revolving Loan, RFR Revolving Loan, CBR Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Term Benchmark and RFR Spread", or "Commitment Fee Rate", as the case may be, based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 4 Index Debt: Term Benchmark and RFR Spread ABR Spread Commitment Fee Rate Category 1: A-/A3 or higher 1.000% 0.000% 0.100% Category 2: BBB+/Baa1 1.125% 0.125% 0.125% Category 3: BBB/Baa2 1.250% 0.250% 0.150% Category 4: BBB-/Baa3 1.375% 0.375% 0.200% Category 5: BB+/Ba1 or lower 1.625% 0.625% 0.250% For purposes of the foregoing, (i) if either S&P or Moody's shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings; and (iii) as of the Effective Date, the Applicable Rate is the rate set forth in Category 3; thereafter, if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Lenders pursuant to Section 5.01 or otherwise. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrowers and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. It is hereby understood and agreed that the Applicable Rate with respect to Term Benchmark Loans, ABR Loans and the Letter of Credit fees shall be adjusted from time to time based upon the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment (to be calculated and applied as set forth in Section 2.24). "Applicable Time" means, with respect to any Borrowings and payments in any Foreign Currency, the local time in the place of settlement for such Foreign Currency as may be determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. "Approved Electronic Platform" has the meaning assigned to it in Section 9.03(a). "Approved Fund" has the meaning assigned to such term in Section 10.04. "Arrangers" means, collectively, JPMorgan Chase Bank, N.A., BofA Securities, Inc., Citibank, N.A., U.S. Bank National Association and Wells Fargo Securities, LLC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 5 "Assessment Act" has the meaning assigned to such term in Section 2.16(h). "Assignment and Assumption" means an Assignment and Assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. "Attributed Principal Amount" means, on any day, with respect to any Securitization Transaction entered into by a Receivables Seller, the aggregate outstanding amount of the obligations (whether or not constituting indebtedness under GAAP) of any Eligible Special Purpose Entity as of such date under such Securitization Transaction. "AUD Rate" means, with respect to any Term Benchmark Borrowing denominated in Australian Dollars and for any Interest Period, the AUD Screen Rate at approximately 11:00 a.m. (Sydney, Australia time) on the first day of such Interest Period. "AUD Screen Rate" means with respect to any Interest Period, the average bid reference rate administered by ASX Benchmarks Pty Limited (ACN 616 075 417) (or any other Person that takes over the administration of such rate) for Australian Dollar bills of exchange with a tenor equal in length to such Interest Period as displayed on page BBSY of the Reuters screen (or, in the event such rate does not appear on such Reuters page, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at or about 11:00 a.m. (Sydney, Australia time) on the first day of such Interest Period. "Australian Dollars" means the lawful currency of Australia. "Australian Loan Party" means a Loan Party incorporated under Australian law. "Available Tenor" means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of "Interest Period" pursuant to clause (e) of Error! R eference source not found.. "Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. "Bail-In Legislation" means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 6 "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute. "Bankruptcy Event" means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. "Benchmark" means, initially, with respect to any (i) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (ii) Term Benchmark Loan, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Error! Reference source not found.. "Benchmark Replacement" means, for any Available Tenor: the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; If the Benchmark Replacement as determined pursuant to the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. "Benchmark Replacement Adjustment" means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 7 adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time. "Benchmark Replacement Conforming Changes" means, with respect to any Benchmark Replacement and/or any Term Benchmark Revolving Loan denominated in Dollars, any technical, administrative or operational changes (including changes to the definition of "Alternate Base Rate," the definition of "Business Day," the definition of "U.S. Government Securities Business Day," the definition of "RFR Business Day," the definition of "Interest Period," timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides, in its reasonable discretion after consultation with the Company, may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). "Benchmark Replacement Date" means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of "Benchmark Transition Event," the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of "Benchmark Transition Event," the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). "Benchmark Transition Event" means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 8 publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). "Benchmark Unavailability Period" means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13. "Beneficial Ownership Certification" means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. "Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230. "Benefit Plan" means any of (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a "plan" as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such "employee benefit plan" or "plan". "BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. "Board" means the Board of Governors of the Federal Reserve System of the United States of America. "Borrowers" means the Company, Valmont Holland, Valmont Australia and each other Subsidiary of the Company that becomes party to this Agreement pursuant to Section 5.10 hereof.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 9 "Borrowing" means (a) Loans of the same Class, Type and Agreed Currency, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan. "Borrowing Request" means a request by any Borrower for a Borrowing in accordance with Section 2.03 in the form attached hereto as Exhibit E or in such other form as may be approved by the Administrative Agent. "Business Day" means, as applicable, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City or Chicago; provided that, (A) in relation to Loans denominated in English Pounds Sterling, any day (other than a Saturday or a Sunday) on which banks are open for business in London, (B) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (C) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only an RFR Business Day, (D) in relation to Loans denominated in Australian Dollars and in relation to the calculation or computation of BBSY, any day (other than a Saturday or a Sunday) on which banks are open for business in Sydney, and (E) in relation to Loans denominated in Canadian Dollars and in relation to the calculation or computation of CDOR, any day (other than a Saturday or a Sunday) on which banks are open for business in Toronto. "Canadian Dollars" means the lawful currency of Canada. "Canadian Prime Rate" means, on any day, the rate determined by the Administrative Agent to be the higher of (i) the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion) and (ii) the average rate for thirty (30) day Canadian Dollar bankers' acceptances that appears on the Reuters Screen CDOR Page (or, in the event such rate does not appear on such page or screen, on any successor or substitute page or screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time, as selected by the Administrative Agent in its reasonable discretion) at 10:15 a.m. Toronto time on such day, plus 1% per annum; provided, that if any the above rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or the CDOR shall be effective from and including the effective date of such change in the PRIMCAN Index or CDOR, respectively. "Carbon Intensity" means the ratio of Metric tons of CO2 per one million dollars of revenue for the applicable calendar year (MT/M$ ratio) calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP; provided however that if the Company consummates a Material Acquisition in accordance with the provisions of this Agreement during such calendar year, the calculation of Carbon Intensity may, at the Company’s election, exclude (i) the amount in metric tons of CO2 for such calendar year attributable to such Material Acquisition and (ii) revenue for such calendar year attributable to such Material Acquisition calculated in accordance with GAAP; provided further, however, that any such election shall exclude amounts under both clauses (i) and (ii). "Carbon Intensity Applicable Rate Adjustment Amount" means, with respect to any period between Sustainability Pricing Adjustment Dates, (a) a margin reduction of 0.025%, if the Carbon Intensity for such period as set forth in the KPI Metrics Report is less than or equal to the Carbon Intensity Target for such period, (b) 0.000%, if the Carbon Intensity for such period as set forth in the KPI Metrics Report is more than the Carbon Intensity Target for such period but less than or equal to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 10 Carbon Intensity Threshold for such period, and (c) a margin increase of 0.025% if the Carbon Intensity for such period as set forth in the KPI Metrics Report is more than the Carbon Intensity Threshold for such period. "Carbon Intensity Commitment Fee Adjustment Amount" means, with respect to any period between Sustainability Pricing Adjustment Dates, (a) a margin reduction of 0.005%, if the Carbon Intensity for such period as set forth in the KPI Metrics Report is less than or equal to the Carbon Intensity Target for such period, (b) 0.000%, if the Carbon Intensity for such period as set forth in the KPI Metrics Report is more than the Carbon Intensity Target for such period but less than or equal to the Carbon Intensity Threshold for such period, and (c) a margin increase of 0.005%, if the Carbon Intensity for such period as set forth in the KPI Metrics Report is more than the Carbon Intensity Threshold for such period. "Carbon Intensity Target” means, with respect to any calendar year, the Carbon Intensity Target for such calendar year as set forth in the Sustainability Table. "Carbon Intensity Threshold” means, with respect to any calendar year, the Carbon Intensity Threshold for such calendar year as set forth in the Sustainability Table. "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. "CBR Loan" means a Loan that bears interest at a rate determined by reference to the Central Bank Rate. "CBR Spread" means the Applicable Rate, applicable to such Loan that is replaced by a CBR Loan. "CDOR Rate" means, with respect to any Term Benchmark Borrowing denominated in Canadian Dollars and for any Interest Period, the CDOR Screen Rate at approximately 10:15 a.m. Toronto local time on the first day of such Interest Period. "CDOR Screen Rate" means on any day for the relevant Interest Period, the annual rate of interest equal to the average rate applicable to Canadian dollar Canadian bankers' acceptances for the applicable period that appears on the "Reuters Screen CDOR Page" as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time (or, in the event such rate does not appear on such page or screen, on any successor or substitute page or screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time, as selected by the Administrative Agent in its reasonable discretion), rounded to the nearest 1/100th of 1% (with .005% being rounded up), as of 10:15 a.m. Toronto local time on the first day of such Interest Period and, if such day is not a business day, then on the immediately preceding business day (as adjusted by Administrative Agent after 10:15 a.m. Toronto local time to reflect any error in the posted rate of interest or in the posted average annual rate of interest). "Central Bank Rate" means, (A) the greater of (i) for any Loan denominated in (a) English Pounds Sterling, the Bank of England (or any successor thereto)'s "Bank Rate" as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 11 refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, and (c) any other Foreign Currency determined after the Effective Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion and (ii) the Floor; plus (B) the applicable Central Bank Rate Adjustment. "Central Bank Rate Adjustment" means, for any day, for any Loan denominated in (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Adjusted EURIBOR Rate for the five most recent Business Days preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest Adjusted EURIBOR Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) English Pounds Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of SONIA for the five most recent RFR Business Days preceding such day for which SONIA was available (excluding, from such averaging, the highest and the lowest SONIA applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of English Pounds Sterling in effect on the last RFR Business Day in such period, and (c) any other Foreign Currency, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (B) of the definition of such term and (y) each of the EURIBOR Rate on any day shall be based on the EURIBOR Screen Rate, as applicable, on such day at approximately the time referred to in the definition of such term for deposits in the applicable Agreed Currency for a maturity of one month. "Change in Control" means (a) the acquisition of beneficial ownership, or voting control, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), other than any employee stock ownership plan sponsored by or otherwise established by the Company, of Equity Interests representing more than forty percent (40%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated, appointed or approved for consideration by shareholders for election by the board of directors of the Company, nor (ii) appointed by directors so nominated, appointed or approved; or (c) the Company shall cease to directly or indirectly own and Control, free and clear of all Liens, one hundred percent (100%) of the outstanding voting Equity Interests of the other Borrowers on a fully diluted basis except to the extent that any applicable law requires a de minimums percentage of the Equity Interests in a Borrower be owned by a Person other than the Company. "Change in Law" means (a) the adoption of or taking effect of any law, rule, regulation or treaty (including any rules or regulations issued under or implementing any existing law) after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 12 directives thereunder, issued in connection therewith or in the implementation thereof, and (ii) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented. "Basel III" is a global regulatory standard on bank capital adequacy, stress testing and market liquidity risk agreed upon by the members of the Basel Committee on Banking Supervision in 2010-11. "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans (which may be Dollar Loans or Foreign Currency Loans) or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or a Foreign Currency Commitment or the commitment of a Swingline Lender to make Swingline Loans. "CME Term SOFR Administrator" means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). "Code" means the Internal Revenue Code of 1986, as amended from time to time. "Commitments" means the Revolving Commitment, the Foreign Currency Commitment, and the commitments of the Swingline Lenders to make Swingline Loans. "Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. "Communications" has the meaning assigned to it in Section 9.03(c). "Compliance Certificate" means the Compliance Certificate in the form of Exhibit B or any other form approved by the Administrative Agent. "Connection Income Taxes" means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. "Consolidated Tangible Net Worth" means, as of any date, the total stockholders' equity of the Company and the Subsidiaries, less intangible assets, all determined on a consolidated basis in accordance with GAAP, as set forth in the most recent annual audited financial statements delivered to the Administrative Agent pursuant to Section 5.01(a). "Consolidated Total Assets" means, as of any date, the total assets of the Company and the Subsidiaries determined as of such date on consolidated basis in accordance with GAAP. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. "Corresponding Tenor" with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. "Covered Entity" means any of the following:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 13 (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). "Covered Party" has the meaning assigned to it in Section 10.24. "Credit Party" means the Administrative Agent, the Issuing Banks, the Swingline Lenders, the Lenders and each Affiliate of a Lender who is owed any portion of the Obligations. "Daily Simple RFR" means, for any day (an "RFR Interest Day"), an interest rate per annum equal to, for any RFR Loan denominated in (a) English Pounds Sterling, SONIA for the day that is five (5) RFR Business Days prior to (i) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (ii) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day, and (b) Dollars, Daily Simple SOFR. "Daily Simple SOFR" means, for any day (a "SOFR Rate Day"), a rate per annum equal to SOFR for the day (such day "SOFR Determination Date") that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator's Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company. "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. "Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. "Defaulting Lender" means any Lender, as determined by the Administrative Agent, that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit, Foreign Currency Loans or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender's good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender's good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit, Foreign Currency Loans and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 14 pursuant to this clause (c) upon such Credit Party's receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. "Delta Plan" means the defined pension benefit plan sponsored by Delta Limited, a limited company in Great Britain. "Deposit Obligations" means all obligations, indebtedness, and liabilities of the Company or any Subsidiaries, or any one of them, to any Lender or any Affiliate of any Lender arising pursuant to any deposit, lock box, automated clearing house or cash management arrangements (including credit cards, debit cards, and purchase cards) entered into by any Lender or any Affiliate of any Lender with the Company or any Subsidiaries, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation, indebtedness, and liabilities of the Company or any Subsidiaries, or any one of them, to repay any credit extended in connection with such arrangements, interest thereon, and all fees, costs, and expenses (including attorneys' fees and expenses) provided for in the documentation executed in connection therewith. "Designated Receivables" has the meaning specified in the definition of "Designated Receivables Sale". "Designated Receivables Sale" means any sale, transfer or other Disposition pursuant to which the Company or any Subsidiary sells, conveys or otherwise transfers on a non-recourse basis (with certain exceptions customary in transactions of such type) to a financial institution that is a commercial bank (specifically excluding any hedge fund, debt fund or similar investment vehicle or other non-bank entity) any of its accounts receivable (the "Designated Receivables") and any assets related thereto (including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such accounts receivables and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with sales transactions involving such assets). "Disclosable Subsidiary" has the meaning assigned to such term in Section 3.12. "Disposition" or "Dispose" means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. "Dollar Amount" of any amount means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in a Foreign Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Foreign Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Foreign Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its reasonable discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its reasonable discretion.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 15 "Dollars", "dollars" or "$" refers to lawful money of the United States of America. "Domestic Subsidiary" means any Subsidiary that is organized under the laws of the United States of America, any state thereof or the District of Columbia. "Dutch Central Bank" means the central bank of The Netherlands (De Nederlandsche Bank). "Dutch Loan Party" means a Loan Party incorporated under Dutch law. "EBITDA" means, for any period, without duplication, the amount equal to the following calculated for the Company and the Subsidiaries on a consolidated basis in accordance with GAAP: (a) net income determined in accordance with GAAP, plus (b) to the extent deducted in determining net income, the sum of (i) Interest Expense, (ii) depreciation, (iii) amortization, (iv) income and franchise tax expenses, (v) any extraordinary, non-recurring or unusual non-cash charges, (vi) goodwill and other intangible impairment charges, (vii) non-recurring cash and non-cash restructuring costs for each restructuring; provided that with respect to any period of twelve calendar months then most recently ended, the aggregate amount added back in the calculation of EBITDA for such period pursuant to this clause (b)(vii) shall not exceed the Dollar Amount of $75,000,000, and (viii) non-cash stock based compensation, minus (c) to the extent included in determining net income, any extraordinary, non- recurring or unusual non-cash gains; provided, however, that in the event that any acquisition or Disposition of a Person (or any business unit, going concern, division or segment of such Person) permitted by this Agreement shall have been consummated during such period, the net income (and all amounts specified in clauses (a), (b) and (c) of this definition) shall be computed on a pro forma basis giving effect to such acquisition or Disposition, as the case may be, as of the first day of such period. "EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. "EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. "EEA Resolution Authority" means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. "Effective Date" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 10.02). "Electricity Goal" means the ratio of Megawatt Hours per one million dollars of revenue for the applicable calendar year (MWH/M$ ratio) calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP; provided however that if the Company consummates a Material Acquisition in accordance with the provisions of this Agreement during such calendar year, the calculation of Carbon Intensity may, at the Company’s election, exclude (i) the amount in Megawatt Hours for such calendar year attributable to such Material Acquisition and (ii) revenue for such calendar year attributable to such Material Acquisition calculated in accordance with GAAP; provided further, however, that, any such election shall exclude amounts under both clauses (i) and (ii).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 16 "Electricity Goal Applicable Rate Adjustment Amount" means, with respect to any period between Sustainability Pricing Adjustment Dates, (a) margin reduction of 0.025%, if the Electricity Goal for such period as set forth in the KPI Metrics Report is less than or equal to the Electricity Goal Target for such period, (b) 0.000%, if the Electricity Goal for such period as set forth in the KPI Metrics Report is more than the Electricity Goal Target for such period but less than or equal to the Electricity Goal Threshold for such period, and (c) a margin increase of 0.025%, if the Electricity Goal for such period as set forth in the KPI Metrics Report is more than the Electricity Goal Threshold for such period. "Electricity Goal Commitment Fee Adjustment Amount" means, with respect to any period between Sustainability Pricing Adjustment Dates, (a) margin reduction of 0.005%, if the Electricity Goal for such period as set forth in the KPI Metrics Report is less than or equal to the Electricity Goal Target for such period, (b) 0.000%, if the Electricity Goal for such period as set forth in the KPI Metrics Report is more than the Electricity Goal Target for such period but less than or equal to the Electricity Goal Threshold for such period, and (c) a margin increase of 0.005%, if the Electricity Goal for such period as set forth in the KPI Metrics Report is more than the Electricity Goal Threshold for such period. "Electricity Goal Target" means, with respect to any calendar year, the Electricity Goal Target for such calendar year as set forth in the Sustainability Table. "Electricity Goal Threshold" means, with respect to any calendar year, the Electricity Goal Threshold for such calendar year as set forth in the Sustainability Table. "Electronic Signature" means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. "Electronic System" means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and an applicable Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. "Eligible Special Purpose Entity" means any Person which may or may not be a Subsidiary of the Receivables Seller which has been formed by or for the benefit of the Receivables Seller for the purpose of purchasing or securitizing Securitization Receivables from the Receivables Seller. "English Pounds Sterling" means the lawful currency of the United Kingdom. "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters. "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 17 "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the "minimum funding standard" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. "EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. "EURIBOR Rate" means, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate, two TARGET Days prior to the commencement of such Interest Period. "EURIBOR Screen Rate" means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as published at approximately 11:00 a.m. Brussels time two TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Company. "Euro" and "€" mean the single currency of the Participating Member States. "Event of Default" has the meaning assigned to such term in Section 8.01.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 18 "Excluded Swap Obligation" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation, at the time the Guarantee of such Subsidiary Guarantor becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. "Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Company under Section 2.18(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.16, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with Section 2.16(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA. "Existing Agreement" has the meaning assigned to such term in the introductory paragraphs. "Existing Letters of Credit" means the letters of credit issued for the account of a Borrower outstanding on the Effective Date and described on Schedule 1.01. "Farm Credit Lender" has the meaning assigned to such term in Section 10.04(e). "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. "Federal Funds Effective Rate" means, for any day, the rate calculated by the NYFRB based on such day's federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB's Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 19 "Financial Officer" means the chief financial officer, principal corporate accounting officer, treasurer or corporate controller of the Company. "Floor" means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, Adjusted AUD Rate, Adjusted CDOR Rate, Adjusted EURIBOR Rate, each Adjusted Daily Simple RFR or the Central Bank Rate, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate, Adjusted AUD Rate, Adjusted CDOR Rate, Adjusted EURIBOR Rate, each Adjusted Daily Simple RFR or the Central Bank Rate shall be zero. "Foreign Currency" means Australian Dollars, Canadian Dollars, Euro and English Pounds Sterling and each other currency approved in accordance with Section 2.02(e). The term "Foreign Currency", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are denominated in a Foreign Currency. "Foreign Currency Commitment" means, with respect to each Foreign Currency Lender, the commitment of such Foreign Currency Lender to make Foreign Currency Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Foreign Currency Lender's Foreign Currency Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Foreign Currency Lender's Foreign Currency Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Foreign Currency Commitment. As of the Effective Date, the aggregate amount of the Foreign Currency Lenders' Foreign Currency Commitments is the Dollar Amount of $400,000,000. "Foreign Currency Exposure" means, at any time, the aggregate principal Dollar Amount of all Foreign Currency Loans outstanding at such time and the aggregate amount of LC Exposure that is denominated in Foreign Currencies. The Foreign Currency Exposure of any Lender (including each Foreign Currency Lender) is equal to such Lender's Applicable Percentage of the Foreign Currency Exposure of all Lenders. "Foreign Currency Lender" means a Lender with a Foreign Currency Commitment or, if the Foreign Currency Commitments have terminated or expired, a Lender holding direct interests in Foreign Currency Loans. A Foreign Currency Lender may, in its discretion, arrange for one or more Foreign Currency Loans to be made by one or more of its domestic or foreign branches or Affiliates, in which case the term "Foreign Currency Lender" shall include any such branch or Affiliate with respect to Loans made by such Person. "Foreign Currency Loan" means a Loan denominated in a Foreign Currency. "Foreign Currency Office" means, with respect to a Foreign Currency, the office of the Administrative Agent designated by the Administrative Agent as such by notice to the Company and the Lenders. "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which a Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. "Foreign Loan Party" has the meaning assigned to such term in Section 3.18.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 20 "Foreign Plan" means any employee benefit plan or arrangement (a) maintained or contributed to by Foreign Subsidiary that is not subject to the laws of the United States; or (b) mandated by a government other than the United States for employees of any Loan Party. "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia. "Fully Satisfied" or "Full Satisfaction" means, as of any date, that on or before such date: (a) with respect to the Loan Obligations: (i) the principal of and interest accrued to such date on the Loan Obligations (other than the contingent LC Exposure) shall have been paid in full in cash, (ii) all fees, expenses and other amounts then due and payable which constitute Loan Obligations (other than the contingent LC Exposure and other contingent amounts not then liquidated) shall have been paid in full in cash, (iii) the Commitments shall have expired or irrevocably been terminated, and (iv) the contingent LC Exposure shall have been secured by: (A) the grant of a first priority, perfected Lien on cash or cash equivalents in an amount at least equal to one hundred and five percent (105%) of the amount of such LC Exposure or other collateral which is reasonably acceptable to the applicable Issuing Bank or (B) the issuance of a letter of credit in form and substance reasonably acceptable to the applicable Issuing Bank with an original face amount at least equal to one hundred and five percent (105%) of the amount of such LC Exposure; (b) with respect to the Swap Agreement Obligations (i) all termination payments, fees, expenses and other amounts then due and payable under the related Swap Agreements which constitute Swap Agreement Obligations shall have been paid in full in cash; and (ii) all contingent amounts which could be payable under the related Swap Agreements shall have been secured by: (A) the grant of a first priority, perfected Lien on cash or cash equivalents in an amount at least equal to one hundred and five percent (105%) of the amount of such contingent Swap Agreement Obligations or other collateral which is reasonably acceptable to the Lender or Affiliate of a Lender holding the applicable Swap Agreement Obligations or (B) the issuance of a letter of credit in form and substance reasonably acceptable to the Lender or Affiliate of a Lender holding the applicable Swap Agreement Obligations and in an amount at least equal to one hundred and five percent (105%) of the amount of such contingent Swap Agreement Obligations; and (c) with respect to the Deposit Obligations: (i) all fees, expenses and other amounts then due and payable which constitute Deposit Obligations shall have been paid in full in cash, (ii) any further commitments to extend credit in connection with such Deposit Obligations shall have expired or irrevocably been terminated or reasonably satisfactory arrangements to secure the same shall be made with the depository bank, and (iii) all contingent amounts which could be payable in connection with the Deposit Obligations shall have been secured by: (A) the grant of a first priority, perfected Lien on cash or cash equivalents in an amount at least equal to one hundred and five percent (105%) of the amount of such contingent Deposit Obligations or other collateral which is acceptable to the Lender or Affiliate of a Lender holding the applicable Deposit Obligations or (B) the issuance of a letter of credit in form and substance reasonably acceptable to the Lender or Affiliate of a Lender holding the applicable Deposit Obligations and in an amount at least equal to one hundred and five percent (105%) of the amount of such contingent Deposit Obligations. "GAAP" means generally accepted accounting principles in the United States of America. "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 21 judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation (including any obligations under an operating lease) of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation (including any obligations under an operating lease) of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. "Guarantors" means, collectively, each Subsidiary of the Company that is a party to the Guaranty Agreement (whether by execution of the Guaranty Agreement on the Effective Date or in accordance with Section 5.10 after the Effective Date) and any other Person who Guarantees the Obligations in favor of the Administrative Agent and the Lenders pursuant to documentation reasonably acceptable to the Administrative Agent. "Guaranty Agreement" means the Third Amended and Restated Guaranty Agreement dated as of the date hereof, substantially in the form of Exhibit C hereto. "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. "Increase Amount" has the meaning assigned to such term in Section 2.19. "Increase Period" has the meaning assigned to such term in Section 7.01. "Increased Commitment Supplement" has the meaning specified in Section 2.19. "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person upon which interest charges are customarily paid; (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business); (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; (g) all Guarantees by such Person of Indebtedness of others; (h) all Capital Lease Obligations of such Person; (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (excluding letters of credit and letters of guaranty

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 22 issued in support of accounts payable incurred in the ordinary course of business); (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances; (k) all obligations of such Person under any Swap Agreement; (l) all Receivables Indebtedness of such Person; and (m) all Attributed Principal Amount in connection with a Securitization Transaction of such Person as Receivables Seller. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of the obligations of the Company or any Subsidiary in respect of any Swap Agreement shall, at any time of determination and for all purposes under this Agreement, be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time giving effect to current market conditions notwithstanding any contrary treatment in accordance with GAAP. "Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a) hereof, Other Taxes. "Indemnitee" has the meaning assigned to such term in Section 10.03(c). "Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement. "Information" has the meaning assigned to it in Section 10.12. "Interest Election Request" means a request by any Borrower to convert or continue a Borrowing in accordance with Section 2.07 in the form attached hereto as Exhibit F or in such other form as may be approved by the Administrative Agent. "Interest Expense" means the total interest expense (including any interest expense attributable to any Securitization Transaction) of the Company and the Subsidiaries, calculated on a consolidated basis in accordance with GAAP. "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December and the Revolving Maturity Date, (b) with respect to any RFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the Revolving Maturity Date, (c) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and the Revolving Maturity Date, and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Revolving Maturity Date. "Interest Period" means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency) as a Borrower may elect, provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 23 would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) no tenor that has been removed from this definition pursuant to Section 2.13(e) shall be available for specification in such Borrowing Request or Interest Election Request, and (iv) no Borrowing of Canadian Dollars may have a six month interest period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. "IRS" means the United States Internal Revenue Service. "Issuing Bank" means JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., U.S. Bank National Association, Wells Fargo Bank, N.A. and each other Lender listed on Schedule 2.01(C) (or in each case, any of its designated branch offices or affiliates), each in its capacity as an issuer of Letters of Credit hereunder, and any other Lender that agrees to act as an Issuing Bank (in each case, through itself or through one of its designated affiliates or branch offices), each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the "Issuing Bank" in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto. "KPI Metric" means each of the Carbon Intensity and the Electricity Goal. "KPI Metrics Auditor" means Deloitte & Touche LLP, or any replacement auditor thereof as designated from time to time by the Company; provided, that, any such replacement KPI Metrics Auditor (a) shall be (i) a nationally recognized auditing firm or (ii) another auditing firm designated by the Company and approved by the Required Lenders, and (b) shall apply substantially the same auditing standards and methodology used in the Valmont KPI Metrics Report, except for any changes to such standards and/or methodology that (i) are consistent with then generally accepted industry standards or (ii) if not so consistent, are proposed by the Company and approved by the Required Lenders. "KPI Metrics Report" means an annual report (it being understood that this annual report may take the form of the annual Sustainability Report) audited by the KPI Metrics Auditor that sets forth the calculations for each KPI Metric for a specific calendar year. "LC Disbursement" means a payment made by an Issuing Bank pursuant to a Letter of Credit. "LC Exposure" means, at any time, without duplication, the sum of (a) the aggregate undrawn Dollar Amount of all outstanding Letters of Credit at such time plus (b) the aggregate Dollar Amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 24 such Letter of Credit shall be deemed to be "outstanding" and "undrawn" in the amount so remaining available to be paid, and the obligations of the Borrowers and each Lender shall remain in full force and effect until the applicable Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. "Lender Parent" means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. "Lender-Related Person" has the meaning assigned to it in Section 10.03(b). "Lenders" means (a) for all purposes, the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Increased Commitment Supplement or an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise and (b) for purposes of the definitions of "Swap Agreement Obligations" and "Credit Parties" only, shall include any Person who was a Lender at the time a Swap Agreement was entered into by one or more of the Loan Parties, even though, at a later time of determination, such Person no longer holds any Commitments or Loans hereunder. Unless the context otherwise requires, the term "Lenders" includes the Issuing Banks and the Swingline Lenders. As a result of clause (b) of this definition, the Swap Agreement Obligations owed to a Lender or its Affiliates shall continue to be "Swap Agreement Obligations", entitled to share in the benefits of the Guaranty Agreement as herein provided, even though such Lender ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise. "Letter of Credit" means any letter of credit issued pursuant to this Agreement and the Existing Letters of Credit. A Letter of Credit may be issued in Dollars or in any Foreign Currency. "Letter of Credit Agreement" has the meaning assigned to it in Section 2.05(b). "Letter of Credit Commitment" means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The initial amount of each Issuing Bank's Letter of Credit Commitment is set forth on Schedule 2.01(C), or if an Issuing Bank has entered into an Assignment and Assumption or has otherwise assumed a Letter of Credit Commitment after the Effective Date, the amount set forth for such Issuing Bank as its Letter of Credit Commitment in the Register maintained by the Administrative Agent. The Letter of Credit Commitment of an Issuing Bank may be modified from time to time by agreement between such Issuing Bank and the Borrower, and notified to the Administrative Agent. "Leverage Ratio" means, as of any date of determination, the ratio of (a) the difference between Total Indebtedness as of such date minus the amount of Unrestricted Cash as of such date in excess of $50,000,000 to (b) EBITDA for the four (4) fiscal quarters then ended; provided, that the aggregate amount of total Unrestricted Cash that may be deducted on any such date of determination shall not exceed $500,000,000. "Liabilities" means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 25 respect to such securities. With respect to any Dutch Loan Party, "Lien" includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), right of retention (recht van retentie), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht). "Loan Documents" means this Agreement, the Guaranty Agreement, and all other certificates, agreements and other documents or instruments now or hereafter executed and/or delivered pursuant to or in connection with the foregoing. "Loan Obligations" means all obligations, indebtedness, and liabilities of the Company and all of its Subsidiaries, or any one or more of them, to the Administrative Agent and the Lenders arising pursuant to any of the Loan Documents, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of the Company or any Subsidiaries to repay the Loans, the LC Disbursements, interest on the Loans and LC Disbursements, and all fees, costs, and expenses (including reasonable attorneys' fees and expenses) provided for in the Loan Documents. "Loan Parties" means the Borrowers and the Guarantors. "Loans" means the loans made by the Lenders to the Borrowers, or any one of them, pursuant to this Agreement. "Material Acquisition" means any transaction or transactions consummated after the Effective Date in the same fiscal quarter, by which the Company or any Subsidiary (a) acquires any business division, business unit, business line or other going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person, and in each case of clauses (a) and (b), such transaction or transactions in the aggregate have an aggregate cash and non-cash purchase price in excess of the Dollar Amount of $100,000,000. "Material Adverse Effect" means a material adverse effect on (a) the operations, business, property, liability (actual or contingent) or condition of the Company and the Subsidiaries taken as a whole, (b) validity or enforceability of any Loan Document or (c) the rights of or remedies available to the Lenders under any Loan Document. "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit but including, without limitation, any Receivables Indebtedness or Attributed Principal Amount in connection with a Securitization Transaction of a Person as a Receivables Seller and the obligations in respect of one or more Swap Agreements) of any one or more of the Company and the Subsidiaries in an aggregate principal amount exceeding the Dollar Amount of $30,000,000. "Material Subsidiary" means, as of any date of determination, each Subsidiary which either (a) has assets having a book value as of such date equal to or greater than five percent (5%) of the consolidated assets of the Company and the Subsidiaries as determined in accordance with GAAP, or (b) accounts for more than five percent (5%) of EBITDA of the Company and the Subsidiaries as determined in accordance with GAAP for the most-recently ended four fiscal quarter period ending on or prior to such date of determination. A Subsidiary of a Material Subsidiary shall not be deemed to be a Material

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 26 Subsidiary unless such Subsidiary itself meets the requirements of this definition. As of the Effective Date, Material Subsidiaries are designated as such on Schedule 3.12. "Maximum Leverage Ratio" has the meaning assigned to such term in Section 7.01. "Maximum Rate" has the meaning assigned to such term in Section 10.13(a). "Maximum Receivables Sales Amount" means ten (10%) of Consolidated Total Assets as of the last day of the fiscal quarter of the Company ended on or most recently prior to the Relevant Test Date for which financial statements have been or were required to be delivered pursuant to Section 5.01. "Moody's" means Moody's Investors Service, Inc. "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. "New Lender" has the meaning assigned to such term in Section 2.19. "NYFRB" means the Federal Reserve Bank of New York. "NYFRB Rate" means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term "NYFRB Rate" means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. "NYFRB's Website" means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. "Obligations" means all Loan Obligations, the Swap Agreement Obligations and all Deposit Obligations (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); provided, however, that the definition of "Obligations" shall exclude any Excluded Swap Obligations of a Guarantor for purposes of determining any obligations of such Guarantor. "OFAC" has the meaning set forth in Section 3.19. "Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document). "Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or any other excise or property taxes, charges or similar Taxes that arise from any payment made under any Loan Document or from the execution, delivery, performance or enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.18).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 27 "Overnight Bank Funding Rate" means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB's Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. "Overnight Rate" means, for any day, (a) with respect to any amount denominated in Dollars, the NYFRB Rate and (b) with respect to any amount denominated in a Foreign Currency, an overnight rate determined by the Administrative Agent or the Issuing Banks, as the case may be, in accordance with banking industry rules on interbank compensation. "Participant" has the meaning set forth in Section 10.04(c). "Participant Register" has the meaning assigned to such term in Section 10.04(c). "Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. "Patriot Act" has the meaning set forth in Section 3.19. "Payment" has the meaning assigned to it in Section 9.06(c). "Payment Notice" has the meaning assigned to it in Section 9.06(c). "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. "Permitted Designated Receivables Sale" means a Designated Receivables Sale permitted by Section 6.05(h). "Permitted Encumbrances" means: (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations (but not ERISA); (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Section 8.01;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 28 (f) easements, zoning restrictions, rights-of-way, minor defects, irregularities, and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary; (g) Liens arising from filing UCC financing statements regarding leases permitted by this Agreement; (h) statutory and common law landlords' liens under leases to which the Company or one of the Subsidiaries is a party; (i) customary Liens (including the right of set-off) in favor of banking and other financial institutions encumbering deposits or other assets held by such institutions incurred in the ordinary course of business; and (j) licenses, sublicenses, leases and subleases granted to third parties in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary. provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness. "Permitted Investments" means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within two years from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's; (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than the Dollar Amount of $100,000,000; (d) fully collateralized repurchase agreements for securities described in clauses (a) and (c) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a–7 under the Investment Company Act of 1940, and (ii) are rated at least A-2 by S&P or P-2 by Moody's; and (f) investments similar in type, maturity and rating to those described in clauses (b) through (e) above of Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing. "Permitted Leverage Increase" has the meaning assigned to such term in Section 7.01.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 29 "Permitted Securitization" means a Securitization Transaction permitted by Section 6.12. "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA. "Plan Asset Regulations" means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. "Pricing Certificate" means a certificate substantially in the form of Exhibit J (or such other form acceptable to the Administrative Agent) executed by a Responsible Officer of the Company and attaching (a) true and correct copies of the KPI Metrics Report for the most recently ended calendar year and setting forth the Sustainability Rate Adjustment for the period covered thereby and computations in reasonable detail in respect thereof and (b) a review report of the KPI Metrics Auditor confirming that the KPI Metrics Auditor is not aware of any modifications that should be made to such computations in order for them to be presented in all material respects in conformity with the Company's standard for sustainability reporting or other applicable reporting criteria. "Prime Rate" means the rate of interest last quoted by The Wall Street Journal as the "Prime Rate" in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the "bank prime loan" rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. "Proceeding" means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. "PTE" means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. "QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). "QFC Credit Support" has the meaning assigned to it in Section 10.24. "Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding the Dollar Amount of $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. "Receivables Indebtedness" means indebtedness incurred by any Eligible Special Purpose Entity to finance, refinance or guaranty the financing or refinancing of Securitization Receivables; provided

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 30 (a) such indebtedness shall in accordance with GAAP not be accounted for as an asset or liability on the balance sheet of Receivables Seller or any of its subsidiaries; (b) no assets other than the Securitization Receivables to be financed or refinanced secure such indebtedness; and (c) neither the Receivables Seller nor any of its subsidiaries shall incur any liability with respect to such indebtedness other than liability arising by reason of (i) a breach of a representation or warranty or customary indemnities in each case contained in any instrument relating to such indebtedness or (ii) customary interests retained by the Receivables Seller in such Indebtedness. "Receivables Seller" has the meaning specified in the definition of "Securitization Transaction". "Recipient" means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable. "Reference Time" with respect to any setting of the then-current Benchmark means (a) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, (b) if such Benchmark is EURIBOR Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (c) if the RFR for such Benchmark is SONIA, then four Business Days prior to such setting, (d) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (e) if such Benchmark is none of the Term SOFR Rate, the EURIBOR Rate or SONIA, the time determined by the Administrative Agent in its reasonable discretion. "Register" has the meaning set forth in Section 10.04(b)(iv). "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates. "Relevant Governmental Body" means (a) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (b) with respect to a Benchmark Replacement in respect of Loans denominated in English Pounds Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (c) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, and (d) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (i) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the currency in which such Benchmark Replacement is denominated, (B) any central bank or other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. "Relevant Rate" means (a) with respect to any Term Benchmark Borrowing denominated in Dollars, the Adjusted Term SOFR Rate, (b) with respect to any Term Benchmark Borrowing denominated in Euros, the Adjusted EURIBOR Rate, (c) with respect to any Borrowing denominated in English Pounds Sterling or Dollars, the applicable Adjusted Daily Simple RFR, as applicable, (d) with respect to any Term Benchmark Borrowing denominated in Australian Dollars, the Adjusted AUD Rate,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 31 or (e) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the Adjusted CDOR Rate. "Relevant Screen Rate" means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Reference Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Screen Rate, (iii) with respect to any Term Benchmark Borrowing denominated in Australian Dollars, the AUD Screen Rate, or (iv) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the CDOR Screen Rate. "Relevant Test Date" means the most recent Test Date. "Required Foreign Currency Lenders" means, at any time, Foreign Currency Lenders (other than Defaulting Lenders) having Foreign Currency Exposures and unused Foreign Currency Commitments representing more than fifty percent (50.0%) of the sum of the Foreign Currency Exposures of all Foreign Currency Lenders and unused Foreign Currency Commitments of all Lenders at such time. "Required Lenders" means, subject to Section 2.20, (a) at any time prior to the earlier of the Loans becoming due and payable pursuant to Section 8.01 or the Commitments terminating or expiring, Lenders having Revolving Exposures and Unfunded Commitments representing more than fifty percent (50.0%) of the sum of the Aggregate Revolving Exposures and Unfunded Commitments at such time; provided that, solely for purposes of declaring the Loans to be due and payable pursuant to Article VIII, the Unfunded Commitment of each Lender shall be deemed to be zero; and (b) for all purposes after the Loans become due and payable pursuant to Article VIII or the Commitments expire or terminate, Lenders having Revolving Exposures representing more than 50% of the Aggregate Revolving Exposure at such time; provided that, in the case of clauses (a) and (b) above, (x) the Revolving Exposure of any Lender that is a Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Applicable Percentage of all outstanding Swingline Loans, adjusted to give effect to any reallocation under Section 2.20 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the Unfunded Commitment of such Lender shall be determined on the basis of its Revolving Exposure excluding such excess amount and (y) for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan Document, any Lender that is a Borrower or an Affiliate of a Borrower shall be disregarded. "Resolution Authority" means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. "Responsible Officer" means the president, Financial Officer or other executive officer of the Company. "Restricted Payment" means any dividend or other distribution (whether in cash or other property, other than Equity Interests in the Company or any Subsidiary) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash or other property, other than Equity Interests in the Company or any Subsidiary), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Company or any Subsidiary. "Reuters" means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto "Revaluation Date" shall mean (a) with respect to any Loan denominated in any Foreign Currency, each of the following: (i) the date of the Borrowing of such Loan and (ii)(A) with respect to any Term Benchmark Loan, each date of a conversion into or continuation of such Loan pursuant to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 32 terms of this Agreement and (B) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month); (b) with respect to any Letter of Credit denominated in a Foreign Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent may determine at any time when an Event of Default exists. "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments. "Revolving Commitment" means, with respect to each Lender, the amount set forth on Schedule 2.01 opposite such Lender's name, or in the Increased Commitment Supplement or Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 10.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable, and giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.08, (b) any increase from time to time pursuant to an Increased Commitment Supplement and (c) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04; provided, that at no time shall the Revolving Exposure of any Lender exceed its Commitment. As of the Effective Date, the aggregate Dollar Amount of the Lenders' Revolving Commitments is $800,000,000. "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal Dollar Amount of such Lender's Revolving Loans and the sum of the following calculated, without duplication, its Foreign Currency Exposure, LC Exposure and its Swingline Exposure at such time. "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure. "Revolving Loan" means a Loan made pursuant to Section 2.01(a) hereof. "Revolving Maturity Date" means October 18, 2026. "RFR" means, for any RFR Loan denominated in (a) English Pounds Sterling, SONIA and (b) Dollars, Daily Simple SOFR. "RFR Borrowing" means, as to any Borrowing, the RFR Loans comprising such Borrowing. "RFR Business Day" means, for any Loan denominated in (a) English Pounds Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, and (b) Dollars, a U.S. Government Securities Business Day. "RFR Interest Day" has the meaning specified in the definition of "Daily Simple RFR". "RFR Loan" means a Loan that bears interest at a rate based on the Adjusted Daily Simple RFR. "S&P" means Standard & Poor's Rating Services, a Standard & Poor's Financial Services LLC business.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 33 "Sanctioned Country" means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria and Crimea). "Sanctioned Person" means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty's Treasury of the United Kingdom, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) or (d) any Person otherwise the subject of any Sanctions. "Sanctions" means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty's Treasury of the United Kingdom, or other relevant sanctions authority. "SEC" means the Securities and Exchange Commission of the United States of America. "Securitization Receivables" has the meaning specified in the definition of "Securitization Transaction". "Securitization Transaction" means any financing transaction or series of financing transactions that have been or may be entered into by any Person pursuant to which such Person (the "Receivables Seller") sells, conveys or otherwise transfers on a non-recourse basis (with certain exceptions customary in transactions of such type) to an Eligible Special Purpose Entity any of its accounts receivable (the "Securitization Receivables") (whether such Securitization Receivables are then existing or arise in the future), and any assets related thereto (including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets), and the Eligible Special Purpose Entity either (a) borrows funds from or (b) sells the Securitization Receivables to, in either case, a commercial paper conduit which issues securities, the payment obligations under which, in either case, are satisfied from the Securitization Receivables and the proceeds of the sale of which are used to purchase additional Securitization Receivables. "Senior Notes" means those certain 5.00% senior notes due 2044 and 5.25% senior notes due 2054, in each case, issued pursuant to that certain Senior Indenture, dated as of April 12, 2010, among the Company, as issuer, and Wells Fargo Bank, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of April 12, 2010, Second Supplemental Indenture, dated as of September 22, 2014, and Third Supplemental Indenture, dated as of September 22, 2014, in each case, among the Company, as issuer, and Wells Fargo Bank, National Association, as trustee. "Singapore Loan Party" means a Loan Party organized under the laws of Singapore. "SOFR" means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. "SOFR Administrator" means the NYFRB (or a successor administrator of the secured overnight financing rate).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 34 "SOFR Administrator's Website" means the NYFRB's website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. "SOFR Determination Date" has the meaning specified in the definition of "Daily Simple SOFR". "SOFR Rate Day" has the meaning specified in the definition of "Daily Simple SOFR". "SONIA" means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator's Website on the immediately succeeding Business Day. "SONIA Administrator" means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). "SONIA Administrator's Website" means the Bank of England's website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted EURIBOR Rate, the Adjusted AUD Rate, or the Adjusted CDOR Rate, as applicable, for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentage shall include those imposed pursuant to Regulation D. Term Benchmark Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. "Subsidiary" means any subsidiary of the Company. "Supported QFC" has the meaning assigned to it in Section 10.24. "Sustainability Commitment Fee Adjustment" with respect to any KPI Metrics Report for any period between Sustainability Pricing Adjustment Dates, an amount (whether positive, negative or zero), expressed as a percentage, equal to the sum of (a) the Carbon Intensity Commitment Fee Adjustment

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 35 Amount (whether positive, negative or zero), plus (b) the Electricity Goal Commitment Fee Adjustment Amount (whether positive, negative or zero), in each case for such period. "Sustainability Pricing Adjustment Date" has the meaning specified in Section 2.24. "Sustainability Rate Adjustment" with respect to any KPI Metrics Report for any period between Sustainability Pricing Adjustment Dates, an amount (whether positive, negative or zero), expressed as a percentage, equal to the sum of (a) the Carbon Intensity Applicable Rate Adjustment Amount (whether positive, negative or zero), plus (b) the Electricity Goal Applicable Rate Adjustment Amount (whether positive, negative or zero), in each case for such period. "Sustainability Report" means the annual non-financial disclosure report prepared in accordance with the Company's standards for sustainability reporting publicly reported by the Company and published on an Internet or intranet website to which each Lender and the Administrative Agent have been granted access free of charge (or at the expense of the Company). "Sustainability Structuring Agent" means J.P. Morgan Securities LLC. "Sustainability Table" means the Sustainability Table set forth on Schedule 1.01(B). "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement. "Swap Agreement Obligations" means all obligations, indebtedness, and liabilities of the Company and its Subsidiaries, or any one or more of them, to any Lender or any Affiliate of any Lender, arising pursuant to any Swap Agreements entered into by such Lender or Affiliate with the Company or any Subsidiaries, or any one of them, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, all fees, costs, and expenses (including attorneys' fees and expenses) provided for in such Swap Agreements. "Swap Obligations" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act. "Swingline Commitment" means as to any Lender (i) the amount set forth opposite such Lender's name on Schedule 2.01(B) hereof or (ii) if such Lender has entered into an Assignment and Assumption or has otherwise assumed a Swingline Commitment after the Effective Date, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 10.04(b)(iv). "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, Swingline Loans made by it that are outstanding at such time to the extent that the other Lenders shall not have funded their participations in

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 36 such Swingline Loans), adjusted to give effect to any reallocation under Section 2.20 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender outstanding at such time, less the amount of participations funded by the other Lenders in such Swingline Loans. "Swingline Lenders" means JPMorgan Chase Bank, N.A. and each other Lender listed on Schedule 2.01(B) (or in each case, any of its designated branch offices or affiliates), each in its capacity as a lender of Swingline Loans hereunder. "Swingline Loan" means a Loan made pursuant to Section 2.04. All Swingline Loans shall be denominated in Dollars. "Synthetic Lease" means, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is not a capital lease and (b) in respect of which the lessee is treated as the owner of the property so leased for federal income tax purposes, other than any such lease under which such Person is the lessor. "TARGET2" means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. "TARGET Day" means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. "Term Benchmark" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the Adjusted AUD Rate or the Adjusted CDOR Rate. "Term SOFR Determination Day" has the meaning assigned to it under the definition of Term SOFR Reference Rate. "Term SOFR Rate" means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. "Term SOFR Reference Rate" means, for any day and time (such day, the "Term SOFR Determination Day"), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the "Term SOFR Reference Rate" for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 37 respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day. "Test Date" means, with respect to any Designated Receivables Sale or Securitization Transaction, as applicable, the date of such Designated Receivables Sale or the date any Securitization Receivables are sold in a Securitization Transaction, as applicable. "Total Indebtedness" means, as of any date of determination, all Indebtedness of the Company and the Subsidiaries outstanding on such date, as determined on a consolidated basis in accordance with GAAP. "Transactions" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof, the issuance of Letters of Credit hereunder, and all other transactions related to any of the foregoing (including payment of fees and expenses related to the foregoing). "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the Adjusted AUD Rate, the Adjusted CDOR Rate, the Adjusted EURIBOR Rate, the Alternate Base Rate or the Adjusted Daily Simple RFR. "UK Financial Institutions" means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. "UK Resolution Authority" means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. "Unadjusted Benchmark Replacement" means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. "Unfunded Commitment" means, with respect to each Lender, the Commitment of such Lender less its Revolving Exposure. "Unrestricted Cash" means, at any time, cash on hand of the Loan Parties that meets each of the following requirements: such cash on hand is (a) denominated in Dollars or any Foreign Currency, (b) not subject to any Lien, except (i) a banker's or securities intermediary Lien or right of setoff pursuant to customary deposit or securities account arrangements and (ii) Liens to secure the Obligations (but not otherwise specifically designated as cash collateral hereunder), (c) not (i) subject to any restriction as to its use or (ii) held for any other purpose or use (including, for the avoidance of doubt, without limitation, being held for use for any anticipated investment, any payment of Indebtedness to any other Person (except the Lenders), any other anticipated specific payment or use or any other specific purpose), and (d) included in "cash" and not "restricted cash" on the consolidated balance sheets of the Company. "U.S. Borrower" means any Borrower that is a U.S. Person.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 38 "U.S. Government Securities Business Day" means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. "U.S. Person" means any Person that is a "United States Person" as defined in Section 7701(a)(30) of the Code. "U.S. Special Resolution Regime" has the meaning assigned to it in Section 10.24. "U.S. Tax Compliance Certificate" has the meaning assigned to such term in Section 2.16(f). "Voting Participant" has the meaning assigned to such term in Section 10.04(e). "Voting Participant Notification" has the meaning assigned to such term in Section 10.04(e). "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. "Write-Down and Conversion Powers" means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan" or "Swingline Loan") or by Type (e.g., a "Term Benchmark Loan") or by the currency in which they are denominated (e.g., a "Euro Foreign Currency Loan") or by any combination of the foregoing. Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing" or "Swingline Borrowing") or by Type (e.g., a "Term Benchmark Borrowing") or by or by the currency in which they are denominated (e.g., a "Euro Borrowing") or by any combination of the foregoing. Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or other modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 39 Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Section 1.04 Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Company notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrowers or any Subsidiary at "fair value", as defined therein and (ii) any treatment of Indebtedness under Accounting Standards Codification 470-20 or 2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. (b) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use ) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. Section 1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the Issuing Bank, as applicable, shall determine the Dollar Amount amounts of Term Benchmark Borrowings or Letter of Credit extensions denominated in Foreign Currencies. Such Dollar Amount shall become effective as of such Revaluation Date and shall be the Dollar Amount of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Amount as so determined by the Administrative Agent or the Issuing Bank, as applicable.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 40 (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term Benchmark Loan or an RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the Dollar Amount of such amount (rounded to the nearest unit of such Foreign Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Bank, as the case may be. Section 1.06 Rounding-Off. The Administrative Agent may set up appropriate rounding-off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollars, whole other currency or smaller denomination thereof to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars, whole other currency or in whole smaller denomination thereof, as may be necessary or appropriate. Section 1.07 Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars or a Foreign Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.13(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.08 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Amount of the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Amount of the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. Section 1.09 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 41 ARTICLE II. The Credits Section 2.01 Revolving Loans. (a) Revolving Loans. Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make advances to the Borrowers in Dollars from time to time during the Revolving Availability Period in an aggregate principal Dollar Amount that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.10) in: (a) such Revolving Lender's Revolving Exposure exceeding such Revolving Lender's Revolving Commitment or (b) the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. (b) Foreign Currency Loans. Each Foreign Currency Lender agrees to make advances to one or more of the Borrowers in any Foreign Currency from time to time during the Revolving Availability Period in an aggregate principal Dollar Amount that will not result in: (i) such Lender's Foreign Currency Exposure exceeding such Lender's Foreign Currency Commitment, (ii) such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment, (iii) the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitments, or (iv) the Foreign Currency Exposure of all Lenders exceeding the total Foreign Currency Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Foreign Currency Loans. (c) Revolving Lender Participation in Foreign Currency Loans. On any Business Day when a Default exists, the Administrative Agent may (and at the direction of the Required Foreign Currency Lenders shall) require the Revolving Lenders to acquire participations on such Business Day in all of the Foreign Currency Loans outstanding. The Administrative Agent shall give written notice to each Lender of the determination to require the Revolving Lenders to acquire participations in all of the Foreign Currency Loans by no later than 11:00 a.m., Dallas, Texas time, on any Business Day when a Default exists. Promptly upon receipt of such notice, the Administrative Agent will give written notice thereof to each Revolving Lender, specifying in such notice the aggregate Dollar Amount of the Foreign Currency Loans and such Lender's Applicable Percentage of the Foreign Currency Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent in Dollars, for the account of the Foreign Currency Lenders, such Revolving Lender's Applicable Percentage of the Dollar Amount of such Foreign Currency Loans; provided that no Foreign Currency Lender will be required to make the payments under this sentence to the extent it already holds Foreign Currency Loans in an amount equal to or in excess of its Applicable Percentage of the Foreign Currency Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Foreign Currency Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each applicable Revolving Lender shall comply with its obligations under this paragraph by wire transfer of immediately available Dollars, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to each Foreign Currency Lender such portions of the amount so received by it from the Revolving Lenders so that after giving effect thereto the Revolving Lenders (including the Foreign Currency Lenders) will hold direct interests in the Foreign Currency Loans in an amount equal to their Applicable Percentage thereof. The Administrative Agent shall notify the Company of any participations

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 42 in any Foreign Currency Loans acquired pursuant to this paragraph. All such Loans shall be automatically converted to ABR Dollar Borrowings (including each Foreign Currency Lender's portion thereof) in an amount equal to the Dollar Amount thereof as of (and with the Dollar Amount as determined as of) the date of conversion but shall continue to be considered Foreign Currency Exposure. Thereafter payments in respect of such ABR Dollar Borrowings shall be made to the Administrative Agent for the account of the Revolving Lenders. The amount of principal and interest paid on the Foreign Currency Loans prior to receipt of the proceeds of a sale of participations therein shall be shared by the Foreign Currency Lenders pro rata based on the amount of the Foreign Currency Commitment of each (or if the Foreign Currency Commitments shall have terminated, based on the Foreign Currency Loans held by each). Any amounts received by the Administrative Agent or any Foreign Currency Lender from any Borrower (or other party on behalf of a Borrower) in respect of a Foreign Currency Loan after receipt by the Foreign Currency Lenders of the proceeds of a sale of participations therein shall be promptly remitted by the Administrative Agent to each Revolving Lender that shall have made its payments pursuant to this paragraph and to the Foreign Currency Lenders, as their interests may appear. The purchase of participations in Foreign Currency Loans pursuant to this paragraph shall not relieve any Borrower of any default in the payment thereof. No new Foreign Currency Loans will be made to any Borrower so long as any Default, which existed when the Administrative Agent required the Revolving Lenders to acquire participations in Foreign Currency Loans pursuant to this paragraph, continues to exist. Section 2.02 Revolving Loans and Revolving Borrowings. (a) Loans Made Ratably. Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required. (b) Initial Type of Loans. Subject to Section 2.13, each Revolving Borrowing shall be comprised (A) in the case of Borrowings in Dollars, entirely of ABR Loans, Term Benchmark Loans or RFR Loans and (B) in the case of Borrowings in any other Agreed Currency, entirely of Term Benchmark Loans or RFR Loans, as applicable, in each case of the same Agreed Currency, as a Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Dollar Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of a Borrower to repay such Loan in accordance with the terms of this Agreement. (c) Minimum Amounts; Limitation on Term Benchmark Borrowings. At the commencement of each Interest Period for any Term Benchmark Borrowing and/or payment period for each RFR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Dollar Amount equal to $1,000,000 and not less than the Dollar Amount equal to $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Dollar Amount equal to $100,000 and not less than the Dollar Amount of $500,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Term Benchmark Borrowings or RFR Borrowings outstanding.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 43 (d) Limitation on Interest Periods. Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date. (e) Additional Foreign Currencies. (i) The Company may from time to time request that Foreign Currency Loans be made and/or, subject to Section 2.05, Letters of Credit be issued in a currency other than those specifically listed in the definition of "Foreign Currency"; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Foreign Currency Loans, such request shall be subject to the approval of the Administrative Agent and the Foreign Currency Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall also be subject to the approval of the applicable Issuing Bank. (ii) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Foreign Currency Loan or Letter of Credit (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable Issuing Bank, in its sole discretion). In the case of any such request pertaining to Foreign Currency Loans, the Administrative Agent shall promptly notify each Foreign Currency Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall also promptly notify the applicable Issuing Bank. Each Foreign Currency Lender and, in the case of a request pertaining to Letters of Credit, the applicable Issuing Bank shall notify the Administrative Agent, not later than 10:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Foreign Currency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (iii) Any failure by a Foreign Currency Lender or Issuing Bank, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Foreign Currency Lender or Issuing Bank, as the case may be, to permit Foreign Currency Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Foreign Currency Lenders consent to making Foreign Currency Loans in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be a Foreign Currency hereunder for purposes of any Foreign Currency Loans; and if the Administrative Agent, the Foreign Currency Lenders and the Issuing Banks consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be a Foreign Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail obtain consent to any request for an additional currency under this Section 2.02, the Administrative Agent shall promptly so notify the Company. Section 2.03 Requests for Borrowings. To request a Revolving Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by submitting a Borrowing Request and signed by the applicable Borrower, (a)(i)(x) in the case of a Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of the proposed Borrowing or (y) in the case of an RFR Borrowing denominated in Dollars, not later than 11:00 a.m., Dallas, Texas time, five Business Days before the date of the proposed Borrowing, (ii) in the case of a Term Benchmark Borrowing denominated in Euros, Australian Dollars or Canadian Dollars, not later than 12:00 p.m., Dallas, Texas time, three Business Days before the date of the proposed Borrowing, or (iii) in the case of an RFR Borrowing denominated in English Pounds Sterling, not later than 11:00 a.m., Dallas, Texas time, five RFR Business Days before the date of the proposed Borrowing or (b) in the case

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 44 of an ABR Dollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Error! Reference source not f ound. may be given not later than 10:00 a.m., Dallas, Texas time, on the date of the proposed Borrowing; provided further that any request for an ABR Dollar Borrowing by Valmont Australia shall be made, not later than 11:00 a.m., Dallas, Texas time two (2) Business Days before the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable, signed by a Responsible Officer of the applicable Borrower, and specify the following information in compliance with Section 2.02: (i) whether such Borrowing is to be a Dollar Borrowing or Foreign Currency Borrowing; (ii) the name of the applicable Borrower; (iii) the aggregate amount of such Borrowing; (iv) the currency in which such Borrowing is to be denominated; (v) the date of such Borrowing, which shall be a Business Day; (vi) whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or a RFR Borrowing; (vii) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and (viii) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06. If no election as to the Type of Dollar Borrowing is specified and the Borrowing is requested by a Borrower, then the requested Borrowing shall be an ABR Borrowing made in Dollars. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. If no currency is specified for any Borrowing submitted by a Borrower then such Borrowing shall be made in Dollars. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. Section 2.04 Swingline Loans. (a) Commitment. Subject to the terms and conditions set forth herein, from time to time during the Revolving Availability Period, each Swingline Lender severally may, but shall have no obligation to, make Swingline Loans denominated in Dollars to the applicable Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $25,000,000, (ii) the aggregate principal amount of outstanding Swingline Loans made by such Swingline Lender exceeding such Swingline Lender's Swingline Commitment, (iii) such Swingline Lender's Revolving Exposure exceeding its Commitment, or (iv) the sum of the Aggregate Revolving Exposures exceeding the Aggregate Revolving Commitments; provided that a Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 45 limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans. (b) Borrowing Procedure. To request a Swingline Loan, the applicable Borrower shall submit a written notice to the Administrative Agent of such request by telecopy or electronic mail not later than 1:00 p.m., Dallas, Texas time, on the day of a proposed Swingline Loan. Each such notice shall be in a form approved by the Administrative Agent, shall be irrevocable and shall specify the requested date (which shall be a Business Day), and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lenders of any such notice received from a Borrower. Each Swingline Lender shall make its ratable portion of the requested Swingline Loan (such ratable portion to be calculated based upon such Swingline Lender's Swingline Commitment to the total Swingline Commitments of all of the Swingline Lenders) available to the applicable Borrower by means of a credit to an account of the applicable Borrower with the Administrative Agent designated for such purpose (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank) by 3:00 p.m., Dallas, Texas time, on the requested date of such Swingline Loan. (c) Independent Swingline Lender Obligations. The failure of any Swingline Lender to make its ratable portion of a Swingline Loan shall not relieve any other Swingline Lender of its obligation hereunder to make its ratable portion of such Swingline Loan on the date of such Swingline Loan, but no Swingline Lender shall be responsible for the failure of any other Swingline Lender to make the ratable portion of a Swingline Loan to be made by such other Swingline Lender on the date of any Swingline Loan. (d) Revolving Lender Participation in Swingline Loans. Any Swingline Lender may by written notice given to the Administrative Agent require the Revolving Lenders to acquire participations in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender's Applicable Percentage of such Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 10:00 a.m. Dallas, Texas time, then promptly shall mean on such Business Day, and, if such notice is received after 10:00 a.m. Dallas, Texas time, then promptly shall mean on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of such Swingline Lenders, such Revolving Lender's Applicable Percentage of such Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this Section 2.04(d) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this Section 2.04(d) by wire transfer of immediately available Dollars, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to such Swingline Lenders the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this Section 2.04(d), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to such Swingline Lenders. Any amounts received by a Swingline Lender from any Borrower (or other party on behalf of any Borrower) in respect of a Swingline Loan after receipt by such Swingline Lenders of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 46 Lenders that shall have made their payments pursuant to this Section 2.04(d) and to such Swingline Lenders, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lenders or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to any Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this Section 2.04(d) shall not relieve any Borrower of any default in the payment thereof. (e) Replacement of Swingline Lender. Any Swingline Lender may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such replacement of a Swingline Lender. At the time any such replacement shall become effective, the Borrowers shall jointly and severally pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.12(e). From and after the effective date of any such replacement, (x) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the term "Swingline Lender" shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans. (f) Resignation of Swingline Lender. Subject to the appointment and acceptance of a successor Swingline Lender, any Swingline Lender may resign as a Swingline Lender at any time upon thirty days' prior written notice to the Administrative Agent, the Company and the Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.04(e) above. Section 2.05 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Company may request any Issuing Bank to issue Letters of Credit for its own account or the account of any Subsidiary denominated in Dollars or a Foreign Currency, in a form reasonably acceptable to the Administrative Agent and such Issuing Bank, at any time and from time to time during the Revolving Availability Period, and such Issuing Bank may, but shall have no obligation, to issue such requested Letters of Credit pursuant to this Agreement; provided that any Letter of Credit denominated in a Foreign Currency shall be issued by JPMorgan Chase Bank, N.A in its capacity as an Issuing Bank. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Company shall hand deliver or fax (or through Electronic Systems, if arrangements for doing so have been approved by the respective Issuing Bank) to an Issuing Bank selected by it and to the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency in which such Letter of Credit is to be issued (which must be either Dollars or a Foreign Currency), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the Company shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 47 letter of credit application, in each case, as required by the respective Issuing Bank and using such Issuing Bank's standard form (each, a "Letter of Credit Agreement"). In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) (x) the aggregate undrawn amount of all outstanding Letters of Credit issued by any Issuing Bank at such time plus (y) the aggregate amount of all LC Disbursements made by such Issuing Bank that have not yet been reimbursed by or on behalf of the Borrower at such time shall not exceed its Letter of Credit Commitment, (ii) the LC Exposure shall not exceed the total Letter of Credit Commitments (the Dollar Amount of $75,000,000), (iii) no Lender's Revolving Exposure shall exceed its Commitment, (iv) the Foreign Currency Exposure shall not exceed the Foreign Currency Commitment, and (v) the Aggregate Revolving Exposure shall not exceed the Aggregate Revolving Commitments. The Borrower may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Bank with the consent of such Issuing Bank; provided that the Borrower shall not reduce the Letter of Credit Commitment of any Issuing Bank if, after giving effect of such reduction, the conditions set forth in clauses (i) through (v) above shall not be satisfied. An Issuing Bank shall not be under any obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank shall prohibit, or require that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that such Issuing Bank in good faith deems material to it; or (ii) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the applicable Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) (provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods not to extend past the date in clause (ii) below) and (ii) the date that is five Business Days prior to the Revolving Maturity Date. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, such Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay in Dollars to the Administrative Agent, for the account of the respective Issuing Bank, such Revolving Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Company or any other Borrower for any reason, including after the Revolving Maturity Date. Each

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 48 Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.05(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement in the currency in which it is denominated not later than 12:00 noon, Dallas, Texas time (or with respect to LC Disbursements denominated in a Foreign Currency, 12:00 noon, the applicable Foreign Currency Office time), on the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., Dallas, Texas time (or with respect to LC Disbursements denominated in a Foreign Currency, 10:00 a.m., the applicable Foreign Currency Office time), on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, Dallas, Texas time (or with respect to LC Disbursements denominated in a Foreign Currency, 12:00 noon, the applicable Foreign Currency Office time), on (i) the Business Day that the Company receives such notice, if such notice is received prior to 10:00 a.m., Dallas, Texas time (or with respect to LC Disbursements denominated in a Foreign Currency, 10:00 a.m., the applicable Foreign Currency Office time), on the day of receipt, or (ii) the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, the Company may, subject to the conditions to Borrowing set forth herein, request in accordance with Section 2.02, 2.03 or 2.04 that such payment be financed with a Revolving Borrowing or a Swingline Loan, or, if the LC Disbursement is denominated in a Foreign Currency, a Foreign Currency Borrowing, as applicable and in each case, in an equivalent amount and in the currency in which the Letter of Credit is denominated and, to the extent so financed, the Company's obligation to make such payment shall be discharged and replaced by the resulting Revolving Borrowing, Swingline Loan or Foreign Currency Loan. If the Company fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the Dollar Amount of the payment then due from the Company in respect thereof and such Revolving Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent such Revolving Lender's Applicable Percentage of the Dollar Amount of unreimbursed LC Disbursement, in the same manner as provided in Section 2.06 with respect to Revolving Loans made by such Revolving Lender (and Section 2.06, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the respective Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this Section 2.05 the Administrative Agent shall distribute such payment to the respective Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this Section to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this Section to reimburse an Issuing Bank for any LC Disbursement (other than the funding of Revolving Loans, Foreign Currency Loan or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Company of its obligation to reimburse such LC Disbursement. After receipt of any payments from the Revolving Lenders under this paragraph, the Company's obligation to reimburse such LC Disbursement, if originally denominated in a Foreign Currency, shall immediately and without notice convert to a Dollar denominated obligation in a Dollar Amount calculated as of the date the payments by the Revolving Lenders are received and any future payments by the Company in respect thereof shall be made in Dollars. (f) Obligations Absolute. The Company's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 49 irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the respective Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company's obligations hereunder, or (v) any adverse change in the relevant exchange rates or in the availability of the relevant Foreign Currency to the Company or any Borrower or any Subsidiary or in the relevant currency markets generally. Neither the Administrative Agent, the Revolving Lenders nor any Issuing Bank, nor any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the respective Issuing Bank; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to the Company to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by such Borrower to the extent permitted by applicable law) suffered by the Company that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank for any Letter of Credit shall, within the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly after such examination notify the Administrative Agent and the Company by telephone (confirmed by fax or other electronic transmission approved by the Administrative Agent) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Company of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement. (h) Interim Interest. If the Issuing Bank for any Letter of Credit shall make any LC Disbursement, then, unless the Company shall reimburse such LC Disbursement in full in the applicable currency on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the reimbursement is due and payable, at the rate per annum then applicable to Revolving Loans and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if the Company fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(e) shall apply. Interest accrued pursuant to this Section 2.05(h) shall be for the account

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 50 of such Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank for such LC Disbursement shall be for the account of such Revolving Lender to the extent of such payment. (i) Replacement of an Issuing Bank. (i) An Issuing Bank may be replaced as an Issuing Bank at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (A) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (B) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amended any existing Letter of Credit. (ii) Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty days' prior written notice to the Administrative Agent, the Company and the Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with Section 2.05(i)(i) above. (j) Cash Collateralization. If any Event of Default exists, on the Business Day that the Company receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than fifty percent (50%) of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph or when cash collateral is otherwise required under this Agreement, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the "Collateral Account"), cash (i) in Dollars in an amount equal to the LC Exposure calculated for all Letters of Credit denominated in Dollars and (ii) in the applicable Foreign Currency in an amount equal to the face amount of all Letters of Credit denominated in such Foreign Currency, plus, in each case, any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in paragraph (h) or (i) of Section 8.01. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations and the Company will, in connection therewith, execute and deliver such security and pledge agreements in form and substance satisfactory to the Administrative Agent which the Administrative Agent may, in its discretion, require. In addition, and without limiting the foregoing or paragraph (c) of this Section, if any LC Exposure remain outstanding after the expiration date specified in said paragraph (c), the Borrowers shall immediately deposit into the Collateral Account an amount in cash equal to such LC Exposure as of such date plus any accrued and unpaid interest thereon. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 51 Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than fifty percent (50%) of the total LC Exposure), be applied to satisfy other Obligations and the Company will, in connection therewith, execute and deliver such security and pledge agreements in form and substance satisfactory to the Administrative Agent which the Administrative Agent may, in its discretion, require. If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after all Events of Default have been cured or waived. (k) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the "account party," "applicant," "customer," "instructing party," or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrowers (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of a Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. Each Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Borrowers, and that the Borrowers' business derives substantial benefits from the businesses of such Subsidiaries. Section 2.06 Funding of Borrowings. (a) By Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds in (i) Dollars, in the case of a Dollar Borrowing, by 12:00 noon, Dallas, Texas time, and (ii) in the applicable Foreign Currency, in the case of a Foreign Currency Loan, by 12:00 noon the applicable Foreign Currency Office time, in each case, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, the Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to an account of the applicable Borrower maintained with the Administrative Agent or by wire transfer, automated clearing house debit or interbank transfer to such other account, accounts or Persons designated by the applicable Borrower in the applicable Borrowing Request; provided that Revolving Loans and Foreign Currency Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank. (b) Fundings Assumed Made. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 52 made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a Borrower, the interest rate applicable to ABR Loans, or in the case of Foreign Currencies, in accordance with such market practice, in each case, as applicable. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. Section 2.07 Interest Elections. (a) Conversion and Continuation. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period and shall be denominated in Dollars or the applicable Foreign Currency as specified in such Borrowing Request. Thereafter, the Company may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued. (b) Delivery of Interest Election Request. To make an election pursuant to this Section, the Company shall notify the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if the Company were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be signed by the Company. (c) Contents of Interest Election Request. Each Interest Election Request shall specify the following information in compliance with Section 2.03 and paragraph (f) of this Section: (i) the Agreed Currency and principal amount of Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing (in the case of Borrowings denominated in Dollars) or a Term Benchmark Borrowing; and (iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period". If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Company shall be deemed to have selected an Interest Period of one month's duration.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 53 (d) Notice to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing. (e) Automatic Conversion. If a Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Revolving Borrowing in Dollars prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be deemed to have an Interest Period that is one month. If a Borrower fails to deliver a timely and complete Interest Election Request with respect to a Term Benchmark Borrowing in a Foreign Currency prior to the end of the Interest Period therefor, then, unless such Term Benchmark Borrowing is repaid as provided herein, such Borrower shall be deemed to have selected that such Term Benchmark Borrowing shall automatically be continued as a Term Benchmark Borrowing in its original Agreed Currency with an Interest Period of one month at the end of such Interest Period. (f) Limitations on Election. Notwithstanding any contrary provision hereof, if an Event of Default exists and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, (x) each Term Benchmark Borrowing and each RFR Borrowing, in each case denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (y) each Term Benchmark Borrowing and each RFR Borrowing, in each case denominated in a Foreign Currency shall bear interest at the Central Bank Rate for the applicable Agreed Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Agreed Currency other than Dollars shall either be (A) converted to an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) at the end of the Interest Period, as applicable, therefor or (B) prepaid at the end of the applicable Interest Period, as applicable, in full; provided that if no election is made by such Borrower by the earlier of (x) the date that is three Business Days after receipt by the Company of such notice and (y) the last day of the current Interest Period for the applicable Term Benchmark Loan, such Borrower shall be deemed to have elected clause (A) above. Section 2.08 Termination and Reduction of Commitments. (a) Termination Date. Unless previously terminated, the Revolving Commitments and the Foreign Currency Commitments shall terminate on the Revolving Maturity Date. (b) Optional Termination or Reduction. The Company may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of the Dollar Amount of $5,000,000 and not less than the Dollar Amount of $10,000,000, (ii) the Revolving Commitments may not be reduced below the amount of the commitment to make Swingline Loans and the Foreign Currency Commitment unless such commitments are also reduced, pro rata, (iii) the Company shall not terminate or reduce the Foreign Currency Commitment if, after giving effect to any concurrent prepayment of the Foreign Currency Loans in accordance with Section 2.10, the Foreign Currency Exposure would exceed the Foreign Currency Commitments, and (iv) the Company shall not terminate or reduce Aggregate Revolving Commitment if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the Aggregate Revolving Exposures would exceed the Aggregate Revolving Commitments.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 54 (c) Notice of Termination or Reduction. The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section, at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments or the Foreign Currency Commitment delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class. Section 2.09 Repayment of Loans; Evidence of Debt. (a) Promise to Pay. Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan advanced to such Borrower on the Revolving Maturity Date in Dollars, (ii) to the Administrative Agent for the account of each Foreign Currency Lender the then unpaid principal amount of each Foreign Currency Loan advanced to such Borrower on the Revolving Maturity Date in the currency in which such Foreign Currency Loan is denominated, and (iii) to the Administrative Agent for the account of the Swingline Lenders the then unpaid principal amount of each Swingline Loan advanced to such Borrower on the earlier of the Revolving Maturity Date and the fifth Business Day after such Swingline Loan is made; provided that on each date that a Dollar Borrowing is made, the Borrowers shall repay all Swingline Loans then outstanding and the proceeds of any Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding. For the avoidance of doubt, the Borrowers shall not be jointly and severally liable for the Loans. Each Borrower shall only be liable for the Loans made to each such Borrower. The foregoing two sentences do not limit any Borrower's obligations as a Guarantor under the Guaranty Agreement. (b) Lender Records. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder and the currency in which such indebtedness is due. (c) Administrative Agent Records. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof, the currency in which it is denominated and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof. (d) Prima Facie Evidence. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement. (e) Request for a Note. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the applicable Borrowers shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 55 such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). Section 2.10 Prepayment of Loans. (a) Optional Prepayment. Each Borrower shall have the right at any time and from time to time to prepay any of its Borrowings in whole or in part, without prepayment penalty or premium subject to the requirements of this Section and Section 2.15. (b) Mandatory Prepayment of Loans. Each Borrower shall, from time to time, upon demand of the Administrative Agent, prepay so much of such Borrower's Revolving Loans in such amounts as shall be necessary so that at all times the sum of the Aggregate Revolving Exposure is equal to or less than the Aggregate Revolving Commitment (or, if no Revolving Loans are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)). In addition, if, and in any event that, (i) the Swingline Loans exceed $25,000,000 or (ii) the Foreign Currency Exposure exceeds the Foreign Currency Commitment, each Borrower shall promptly repay its Swingline Loans and/or Foreign Currency Loans (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in each case an amount equal to the applicable excess. (c) Selection of Borrowing to be Prepaid. Prior to any optional or mandatory prepayment of Borrowings hereunder, the Company or other applicable Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (d) of this Section. (d) Notice of Prepayment; Application of Prepayments. The Company or other applicable Borrower shall notify the Administrative Agent (and, in the case of prepayment of Swingline Loans, the Swingline Lenders) by telephone (confirmed by fax or electronic mail) of any prepayment hereunder (i)(w) in the case of prepayment of (1) a Term Benchmark Revolving Borrowing denominated in Dollars, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of prepayment or (2) an RFR Revolving Borrowing denominated in Dollars, not later than 11:00 a.m., Dallas, Texas time, five Business Days before the date of prepayment, (x) in the case of prepayment of a Term Benchmark Revolving Borrowing denominated in Euros, not later than 11:00 p.m., Dallas, Texas time, three Business Days before the date of prepayment, (y) in the case of prepayment of an RFR Revolving Borrowing denominated in English Pounds Sterling, not later than 11:00 a.m., Dallas, Texas time, five RFR Business Days before the date of prepayment or (z) in the case of prepayment of any other Foreign Currency Loan not later than 9:30 a.m., the applicable Foreign Currency Office time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., Dallas, Texas time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, Dallas, Texas time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Error! Reference source not found., then such notice of p repayment may be revoked if such notice of termination is revoked in accordance with Error! Reference source not found.. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 56 prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Error! Reference source not found., except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Error! Reference source not found. and any break funding payment required by Error! Reference source not found.. The application of any prepayment of the Loans, to the extent such prepayments are in the correct currency, shall be applied first to ABR Loans and then to Term Benchmark Loans in the order of the maturing Interest Periods starting with the closest maturity. Section 2.11 Fees. (a) Commitment Fees. The Company agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Revolving Commitment of such Revolving Lender during the period from and including the Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees through and including the last day of March, June, September and December of each year shall be payable in arrears on the fifteenth day following such last day and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Revolving Lender shall be deemed to be used to the extent of: (i) the Dollar Amount of the outstanding Revolving Loans and LC Exposure of such Lender; and (ii) if such Lender is a Foreign Currency Lender, the Dollar Amount of such Lender's Foreign Currency Loans; and the following shall be disregarded for such purpose: (y) the Swingline Exposure of such Lender, and (z) such Lender's Applicable Percentage of the Foreign Currency Loans. (b) Letter of Credit Fees. The Company agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue on the Dollar Amount of the daily maximum stated amount then available to be drawn under such Letter of Credit at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans, during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the applicable Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the Dollar Amount of the daily maximum stated amount then available to be drawn under such Letter of Credit, during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure with respect to Letters of Credit issued by such Issuing Bank, as well as such Issuing Bank's standard fees with respect to the administration, issuance, amendment, renewal or extension of any Letter of Credit and other processing fees, and other standard costs and charges, of such Issuing Bank relating to Letters of Credit as from time to time in effect. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth day following such last day, commencing on the first such date to occur after the Effective Date, in the currency in which such Letter of Credit is denominated; provided that all such fees shall be payable on the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 57 date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) Administrative Agent Fees. The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon in writing between the Company and the Administrative Agent. (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances. Section 2.12 Interest. (a) ABR Borrowings. Subject to Section 10.13, the Revolving Loans comprising each ABR Borrowing (excluding each Swingline Loan) and the Foreign Currency Loans which have been converted to ABR Borrowings pursuant to Section 2.01(c) shall bear interest at the Alternate Base Rate plus the Applicable Rate (using the category labeled ABR Benchmark Spread). (b) Term Benchmark Borrowings. Subject to Section 10.13, the Loans comprising each Term Benchmark Borrowing shall bear interest in the case of a Term Benchmark Revolving Loan, at the Adjusted Term SOFR Rate, the Adjusted AUD Rate, the Adjusted CDOR Rate or the Adjusted EURIBOR Rate, as applicable, for the Interest Period in effect for such Borrowing plus the Applicable Rate (using the category labeled Term Benchmark and RFR Spread). (c) RFR Loans. Subject to Section 10.13, each RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple RFR plus the Applicable Rate (using the category labeled Term Benchmark and RFR Spread). (d) Swingline Loans. Subject to Section 10.13, the Swingline Loans shall bear interest each day at the Alternate Base Rate. (e) Default Interest. Notwithstanding the foregoing, subject to Section 10.13, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, two percent (2%) plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, two percent (2%) plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section. In addition, if any Event of Default exists and the Required Lenders request, the outstanding principal amount of the Loans shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section. (f) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (e) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 58 prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Interest on Foreign Currency Loans shall be paid in the Foreign Currency as such Loan is denominated. Interest on all Dollar Loans shall be payable in Dollars. (g) Computation. Subject to Section 10.13, interest computed by reference to the Term SOFR Rate or the EURIBOR Rate or Daily Simple RFR with respect to Dollars hereunder shall be computed on the basis of a year of 360 days. Interest computed by reference to the Daily Simple RFR (with respect to English Pounds Sterling), the AUD Rate, the CDOR Rate or the Alternate Base Rate (at times when the Alternate Base Rate is based on the Prime Rate) shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable Alternate Base Rate, Adjusted Term SOFR Rate, Adjusted EURIBOR Rate, EURIBOR Rate, Adjusted AUD Rate, AUD Rate, Adjusted CDOR Rate, CDOR Rate, Adjusted Daily Simple RFR or Daily Simple RFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Section 2.13 Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Error! Reference source not f ound., if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted EURIBOR Rate, the EURIBOR Rate, the Adjusted AUD Rate, the AUD Rate, the Adjusted CDOR Rate, the CDOR Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR, Daily Simple RFR or RFR for the applicable Agreed Currency; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the Adjusted AUD Rate, or the Adjusted CDOR Rate, for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable Adjusted Daily Simple RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency; then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, (1) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 59 Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Revolving Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.13(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.13(a)(i) or (ii) above and (2) any Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing Request, as applicable, for an ABR Borrowing, (B) for Loans denominated in Canadian Dollars, (1) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Revolving Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for a Canadian Prime Rate Borrowing and (2) any Borrowing Request that requests a Borrowing shall instead be deemed to be a Borrowing Request, as applicable, for a Canadian Prime Rate Borrowing and (C) for Loans denominated in a Foreign Currency (other than Canadian Dollars), any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company's receipt of the notice from the Administrative Agent referred to in this Error! R eference source not found. with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.13(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.13(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan, (B) for Loans denominated in Canadian Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute a Canadian Prime Loan and (C) for Loans denominated in a Foreign Currency (other than Canadian Dollars), (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Foreign Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Foreign Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Foreign Currency shall, at the Company's election prior to such day: (A) be prepaid by the Borrowers on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Foreign Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Foreign Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Foreign Currency cannot be determined, any outstanding affected RFR Loans denominated in any Foreign Currency, at the Company's election, shall

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 60 either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) immediately or (B) be prepaid in full immediately. (b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a "Loan Document" for purposes of this Error! R eference source not found.3), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each affected Class. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document (d) The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Error! Reference source not found.3, including any determination with r espect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Error! Reference source not found.3. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate, EURIBOR Rate, AUD Rate or CDOR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of "Interest Period" for any Benchmark settings at or after such time to remove such unavailable or non- representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of "Interest Period" for all Benchmark settings at or after such time to reinstate such previously removed tenor.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 61 (f) Upon the Company's receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the Company will be deemed to have converted any request for a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to (A) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event or (y) any Term Benchmark Borrowing or RFR Borrowing denominated in a Foreign Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company's receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Error! Reference source not found.3, (A) for Loans denominated in Dollars (1) any T erm Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan and (B) for Loans denominated in a Foreign Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Foreign Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Foreign Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Foreign Currency shall, at the Company's election prior to such day: (A) be prepaid by the Borrowers on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Foreign Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Foreign Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Foreign Currency cannot be determined, any outstanding affected RFR Loans denominated in any Foreign Currency, at the Company's election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) immediately or (B) be prepaid in full immediately. Section 2.14 Increased Costs. (a) Change In Law. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement, compulsory loans, insurance charges or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (including, without limitation, any marginal, special, emergency or supplemental reserves established by the Board or any other reserves imposed pursuant to Regulation D of the Board) (except any such reserve requirement reflected in the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 62 Adjusted Term SOFR Rate, the Adjusted AUD Rate, the Adjusted CDOR Rate or the Adjusted EURIBOR Rate, as applicable) or any Issuing Bank; or (ii) impose on any Lender, any Issuing Bank or the applicable offshore interbank market used to determine any interest rate for any Foreign Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Tax of any kind whatsoever with respect to any Loan Document, any Letter of Credit, any participation in a Letter of Credit or any Eurocurrency Loan made by it, or change the basis of taxation of payments to such Lender or such Issuing Bank in respect thereof (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, it being understood Taxes that are net income Taxes (however denominated) or that are franchise Taxes or branch profit Taxes are being excluded pursuant to, and to the extent excluded by, clause (C) below, (C) Connection Income Taxes and (D) except to the extent such Taxes are already covered by Section 2.16); and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or Foreign Currency Loan or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Company shall pay (or shall cause any other applicable Borrower to pay) or the applicable Borrower shall pay such Lender, such Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. In addition, if the introduction of, or changeover to, the Euro in any applicable member state of the European Union shall result in an increase in the cost to any Foreign Currency Lender of making or maintaining any Euro or other Foreign Currency Loan (or of maintaining its obligation to make any such Foreign Currency Loan) or result in a reduction of the amount of any sum received or receivable by such Foreign Currency Lender hereunder (whether of principal, interest or otherwise), then the Company shall pay (or shall cause any other applicable Borrower to pay) or the applicable Borrower shall pay to the applicable Foreign Currency Lender, such additional amount or amounts as will compensate such Foreign Currency Lender for such additional costs incurred or reduction suffered. (b) Capital Adequacy. If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit and Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy and liquidity), then from time to time the Company will pay (or will cause the applicable Borrower to pay) to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered. (c) Delivery of Certificate. A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 63 company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay (or shall cause any other applicable Borrower to pay) or the applicable Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Limitation on Compensation. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; provided that no Borrower shall be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 2.15 Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(d) and is revoked in accordance therewith), (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrowers pursuant to Error! Reference source not found. or (v) the failure by the Borrowers to m ake any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in a Foreign Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay (or shall cause any other applicable Borrower to pay) or the applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(d) and is revoked in accordance therewith), (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Company pursuant to Error! Reference source not found. or (iv) the failure by the Borrowers to make a ny payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in a Foreign Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay (or shall cause any other applicable Borrower to pay) or the applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 64 Section 2.16 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower hereunder or any other Loan Party under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by any Borrower hereunder or any other Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.16) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes. In addition, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for Other Taxes. (c) Tax Indemnification. The Company shall indemnify (or shall cause any other applicable Borrower to indemnify) or the applicable Borrower shall indemnify each Recipient, within 20 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient on or with respect to any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 10.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.16(d). (e) Receipts. As soon as practicable after any payment of Taxes by any Borrower or any other Loan Party to a Governmental Authority pursuant to this Section 2.16, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 65 (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company (with a copy to the Administrative Agent), at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company or Administrative Agent, as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A), (f)(ii)(B) and (f)(ii)(D) below) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event a Borrower is a U.S. Borrower, (A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; (II) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 66 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) an executed copy of IRS Form W-8BEN-E or IRS Form W-8BEN; or (IV) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS Form W- 8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the date hereof, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471- 2(b)(2)(i). Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including by the payment of additional amounts pursuant to this Section 2.16), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 67 imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Australian Income Tax Assessment Act of 1936. For the purpose of confirming that interest payments by each Australian Loan Party to the Lenders are entitled to the withholding tax exemption established under Section 128F of the Australian Income Tax Assessment Act 1936 (the "Assessment Act"), the parties hereto agree that this Agreement is a "syndicated loan facility" for purposes of the Assessment Act (with terms in quotes set forth in this paragraph (h) having the meanings provided for in the Assessment Act). In addition, to establish that the invitation to become a lender under this Agreement satisfies the public offer test set out in subsection (3A) of the Assessment Act: (i) the Administrative Agent represents and warrants to Valmont Australia that: (A) invitations to become a Lender under this Agreement have been extended to at least 10 "persons" (each an invitee); (B) it reasonably believed, at the time of making the invitations, that each invitee was carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and (C) it was not aware and did not suspect that any invitee was an "associate" as determined in accordance with the Assessment Act of any of the other "persons" covered by subsection (3A) of the Assessment Act; and (ii) Valmont Australia represents and warrants to the Administrative Agent that: (A) it was a resident of Australia at the time this Agreement was entered into; (B) no invitee was known or suspected by Valmont Australia to be, an "associate" of any of the other "persons" covered by paragraph (3A) of the Assessment Act; and (C) it does not know, or have reasonable grounds to suspect, that any "associate" of Valmont Australia is or will become a Lender under this Agreement. Valmont Australia agrees to immediately notify the Administrative Agent if: (i) any proposed Lender disclosed to it is known or suspected by it to be an "associate" of Valmont Australia or (ii) it is not a resident of Australia when interest is paid under this Agreement. (i) Survival. Each party's obligations under this Section 2.16 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 68 of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (j) Defined Terms. For purposes of this Section 2.16, the term "Lender" includes any Issuing Bank and the term "applicable law" includes FATCA. Section 2.17 Payments Generally; Pro Rata Treatment; Sharing of Set-Offs. (a) Payments Generally. (i) Except with respect to principal of and interest on Loans denominated in a Foreign Currency, each Borrower shall make each payment or prepayment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, Dallas, Texas time), on the date when due or the date fixed for any prepayment hereunder, in immediately available funds as determined pursuant hereto, without set off, deduction or counterclaim and (ii) all payments with respect to principal and interest on Loans denominated in a Foreign Currency shall be made in such Foreign Currency not later than the Applicable Time specified by the Administrative Agent on the dates specified herein, in each case, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 383 Madison Avenue, New York, New York or otherwise pursuant to the payment instructions provided by the Administrative Agent, except payments to be made directly to the Issuing Banks or Swingline Lenders as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 10.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, a Borrower is prohibited by any Law from making any required payment hereunder in a Foreign Currency, such Borrower shall make such payment in Dollars in the Dollar Amount of the Foreign Currency payment amount. (b) Pro Rata Application. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) Sharing of Set-offs. If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 69 Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Loan Party pursuant to and in accordance with the express terms of the Loan Documents or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or the Swingline Loans to any assignee or participant, other than to a Loan Party or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. (d) Payments from Borrowers Assumed Made. Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks pursuant to the terms hereof or any other Loan Document including any date that is fixed for prepayment by notice from the Company to the Administrative Agent pursuant to Section 2.10(d), notice from the Company that the applicable Borrower will not make such payment or prepayment, the Administrative Agent may assume that the applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate. (e) Set-Off Against Amounts Owed Lenders. If any Lender shall fail to make any payment required to be made by it pursuant to this Agreement or any other Loan Document, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid. (f) [Reserved]. (g) Return of Proceeds. If at any time payment, in whole or in part, of any amount distributed by the Administrative Agent hereunder is rescinded or must otherwise be restored or returned by the Administrative Agent as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to the Administrative Agent. (h) Notice of Amount of Obligations. Prior to making any distribution under Section 8.04, the Administrative Agent shall request each Lender to provide the Administrative Agent with a statement of the amounts of Swap Agreement Obligations and Deposit Obligations then owed to such Lender and its Affiliates. A Lender may provide such information to the Administrative Agent at any time and the Administrative Agent may also request such information at any time. If a Lender does not provide the Administrative Agent a statement of the amount of any such Obligations within three (3) Business Days of the date requested, the Administrative Agent may make distributions under Section 8.04

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 70 thereafter and the amount of Swap Agreement Obligations and Deposit Obligations then owed to such Lender and its Affiliates shall conclusively be deemed to be zero for purposes of such distributions. Neither the Lender nor its Affiliates shall have a right to share in such distributions with respect to any Swap Agreement Obligations or Deposit Obligations owed to it. If a Lender shall thereafter provide the Administrative Agent a statement of the amount of the Swap Agreement Obligations and Deposit Obligations then owed to such Lender and its Affiliates, any distribution under paragraph (b) made after the notice is received by the Administrative Agent shall take into account the amount of the Swap Agreement Obligations and/or Deposit Obligations then owed. No Lender nor any Affiliate of a Lender that has not provided the statement of the amount of the Swap Agreement Obligations or Deposit Obligations owed under this paragraph (h) shall be entitled to share retroactively in any distribution made prior to the date when such statement was provided. In furtherance of the provisions of Article IX, the Administrative Agent shall in all cases be fully protected in making distributions hereunder in accordance with the statements of the Swap Agreement Obligations and Deposit Obligations received from the Lenders under this paragraph (h). Section 2.18 Mitigation Obligations; Replacement of Lenders. (a) Mitigation. If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement. If any Lender requests compensation under Section 2.14, or if the Company is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender becomes a Defaulting Lender, or if any Lender suspends its obligation to maintain or fund Term Benchmark Loans under Section 2.13, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.14 or 2.16) and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Banks, the Foreign Currency Lenders, and Swingline Lenders), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, Foreign Currency Loans and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Each party hereto agrees that (A) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 71 to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (B) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided that any such documents shall be without recourse to or warranty by the parties thereto. Section 2.19 Increase of Revolving Commitments. By written notice sent to the Administrative Agent (which the Administrative Agent shall promptly distribute to the Lenders), the Borrowers may request an increase of the aggregate amount of the Revolving Commitments (i) by an aggregate amount equal to any integral multiple of the Dollar Amount of $5,000,000 and not less than the Dollar Amount of $10,000,000 and (ii) by an aggregate amount not to exceed the Dollar Amount of $300,000,000; provided that (i) no Default shall have occurred and be continuing, (ii) the Aggregate Revolving Commitments shall not have been reduced, nor shall the Borrowers have given notice of any such reduction under Section 2.08(b), and (iii) the Aggregate Revolving Commitments shall not be increased pursuant to this Section 2.19 more than three (3) times nor to an aggregate amount in excess of the Dollar Amount of $1,100,000,000. If one or more of the Revolving Lenders is not increasing its Revolving Commitment, then, with notice to the Administrative Agent and the other Revolving Lenders, another one or more financial institutions, each as approved by the Company and the Administrative Agent (a "New Lender"), may commit to provide an amount equal to the aggregate amount of the requested increase that will not be provided by the existing Revolving Lenders; provided, that the Revolving Commitment of each New Lender shall be at least the Dollar Amount of $5,000,000 and the maximum number of New Lenders shall be three (3). The amount of the increase in Revolving Commitments pursuant to this Section 2.19 is herein called the "Increase Amount". Upon receipt of notice from the Administrative Agent to the Revolving Lenders and the Company that the Revolving Lenders, or sufficient Revolving Lenders and New Lenders, have agreed to commit to an aggregate amount equal to the Increase Amount (or such lesser amount as the Company shall agree, which shall be at least the Dollar Amount of $10,000,000 and an integral multiple of the Dollar Amount of $5,000,000 in excess thereof), then: provided that no Default exists at such time or after giving effect to the requested increase, the Borrowers, the Administrative Agent and the Lenders willing to increase their respective Revolving Commitments and the New Lenders (if any) shall execute and deliver an Increased Commitment Supplement (herein so called) in the form attached hereto as Exhibit D. If all existing Revolving Lenders shall not have provided their pro rata portion of the requested increase, then after giving effect to the requested increase the outstanding Revolving Loans may not be held pro rata in accordance with the new Revolving Commitments. In order to remedy the foregoing, on the effective date of the Increased Commitment Supplement the Revolving Lenders shall make advances among themselves, such advances to be in amounts sufficient so that after giving effect thereto, the Revolving Loans shall be held by the Revolving Lenders pro rata according to their respective Revolving Commitments. The advances made by a Revolving Lender under this Section 2.19 shall be deemed to be a purchase of a corresponding amount of the Revolving Loans of one or more of the Revolving Lenders who received the advances. The Revolving Commitments of the Revolving Lenders who do not agree to increase their Revolving Commitments cannot be reduced or otherwise changed pursuant to this Section 2.19. No Revolving Lender is obligated to increase its Revolving Commitment under the provisions of this Section 2.19. Section 2.20 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 72 (a) Suspension of Commitment Fees. Commitment fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.11(a); (b) Suspension of Voting. The Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.02); provided that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender affected thereby; (c) Participation Exposure. If any Foreign Currency Loans, Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the participation interests in the Foreign Currency Loans, LC Exposure and Swingline Exposure of such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Company shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not, as to any-non Defaulting Lender, cause such non-Defaulting Lender's Revolving Exposure to exceed its Revolving Commitment; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (y) first, prepay such Swingline Exposure and Foreign Currency Loans and (z) second, cash collateralize, for the benefit of the Issuing Banks, the Borrowers' obligations corresponding to such Defaulting Lender's LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such LC Exposure is outstanding; (iii) if the Company cash collateralizes any portion of such Defaulting Lender's LC Exposure attributable to Letters of Credit issued for the account of the Borrowers pursuant to clause (ii) above, no Borrower shall be required to pay any fees to such Defaulting Lender pursuant to Section 2.11(b) with respect to such Defaulting Lender's LC Exposure attributable to Letters of Credit during the period such Defaulting Lender's LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.11(a) and 2.11(b) shall be adjusted in accordance with such non-Defaulting Lenders' Applicable Percentages; and (v) if all or any portion of such Defaulting Lender's LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Banks or any Lender hereunder, all letter of credit fees payable under Section 2.11(b) with respect to such Defaulting Lender's LC Exposure shall be payable to the Issuing Banks until such LC Exposure is reallocated and/or cash collateralized; and (vi) Suspension of Swingline Loans, Foreign Currency Loans and Letters of Credit. So long as such Lender is a Defaulting Lender, no Swingline Lender shall be required to fund any Swingline Loan, the Foreign Currency Lenders shall not be required to fund any Foreign Currency Loan, and the Issuing Banks shall not be required to issue, amend or increase any Letter of Credit, unless it is

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 73 satisfied that the related exposure will be one hundred percent (100%) covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.20(c), and participating interests in any such newly made Swingline Loan or Foreign Currency Loan or newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(c)(i) (and such Defaulting Lender shall not participate therein). (d) Bankruptcy Event or Bail-In. If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) any Swingline Lender or any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, no Swingline Lender shall be required to fund any Swingline Loan and any Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lenders or the Issuing Banks, as the case may be, shall have entered into arrangements with the Borrowers or such Lender, satisfactory to each Swingline Lender or each Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder. (e) Setoff against Defaulting Lender. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8.04 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender hereunder; third, to cash collateralize LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender's potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swingline Lenders against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers' obligations corresponding to such Defaulting Lender's LC Exposure and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (c) above. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 74 Section 2.21 [Reserved]. Section 2.22 Unavailability of Foreign Currency Loans. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful for an Issuing Bank to issue or maintain a Letter of Credit denominated in a Foreign Currency, the Lenders to make or maintain any Foreign Currency Loan or to give effect to their obligations as contemplated hereby with respect to any such Loan or Letter of Credit denominated in a Foreign Currency or in the event that there shall occur any material adverse change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of the Administrative Agent, the Required Foreign Currency Lenders (in the case of any Foreign Currency Loan), or an Issuing Bank (in the case of any Letter of Credit to be denominated in a Foreign Currency) makes it impracticable for any Foreign Currency Loan or Letter of Credit to be denominated in a Foreign Currency, then, by written notice to the Company, the Administrative Agent may: (a) declare that Loans denominated in the affected Foreign Currency will not thereafter be made and Letters of Credit denominated in the affected Foreign Currency will not thereafter be issued and (b) require that all outstanding Foreign Currency Loans so affected be repaid (it being understood that, if the result of any of the preceding events is that the type of currency in which the Foreign Currency Loan was made no longer exists or the applicable Borrower is not able to make payment to the Administrative Agent for the account of the Foreign Currency Lenders in such original currency, then such Foreign Currency Loan shall be repaid in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrowers take all risks any such event) and all Letters of Credit so affected be replaced. Section 2.23 Borrowers Representative. (a) Appointment; Nature of Relationship. The Company is hereby appointed by each of the other Borrowers as its contractual representative hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Company to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Company agrees to act as such contractual representative upon the express conditions contained in this Section 2.23. The Administrative Agent and the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Company or any Borrower for any action taken or omitted to be taken by the Company or the Borrowers pursuant to this Section 2.23. (b) Powers. The Company shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Company by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Company shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Company. (c) Execution of Loan Documents. The Borrowers (other than the Company) hereby empower and authorize the Company, on behalf of such Borrowers, to execute and deliver to the Administrative Agent and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents. Each Borrower agrees that any action taken by the Company or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Company of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers. Section 2.24 Sustainability Adjustments

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 75 (a) Following the date on which the Company provides a Pricing Certificate in respect of the most recently ended calendar year, (i) the Applicable Rate shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Rate Adjustment as set forth in such Pricing Certificate, and (ii) the Commitment Fee shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Commitment Fee Adjustment as set forth in such Pricing Certificate. For purposes of the foregoing, (A) the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment shall be determined as of the fifth Business Day following receipt by the Administrative Agent of a Pricing Certificate delivered pursuant to Section 5.01(h) based upon the KPI Metrics set forth in such Pricing Certificate and the calculations of the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment, therein (such day, the "Sustainability Pricing Adjustment Date") and (B) each change in the Applicable Rate and the Commitment Fee resulting from a Pricing Certificate (or the non-delivery or delivery of an incomplete Pricing Certificate) shall be effective during the period commencing on and including the applicable Sustainability Pricing Adjustment Date and ending on the date immediately preceding the next such Sustainability Pricing Adjustment Date (or, in the case of non-delivery of a Pricing Certificate, the last day such Pricing Certificate could have been delivered pursuant to the terms of Section 5.01(h)). (b) For the avoidance of doubt, only one Pricing Certificate may be delivered in respect of any calendar year. It is further understood and agreed that the Applicable Rate will never be reduced or increased by more than 0.05% and that the Commitment Fee will never be reduced or increased by more than 0.01%, pursuant to the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment, respectively, during any calendar year. For the avoidance of doubt, any adjustment to the Applicable Rate or Commitment Fee by reason of meeting one or several KPI Metrics in any year shall not be cumulative year-over-year. Each applicable adjustment shall only apply until the date on which the next adjustment is due to take place. (c) It is hereby understood and agreed that if no such Pricing Certificate is delivered, or any Pricing Certificate shall be incomplete and fail to include the Carbon Intensity or Electricity Goal for the applicable calendar year, within the period set forth in Section 5.01(h), the Sustainability Rate Adjustment will be positive 0.05% and the Sustainability Commitment Fee Adjustment will be positive 0.01% commencing on the last day such Pricing Certificate could have been delivered pursuant to the terms of Section 5.01(h). (d) If (i)(A) the Company or any Lender becomes aware of any material inaccuracy in the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment or the KPI Metrics as reported in a Pricing Certificate (any such material inaccuracy, a "Pricing Certificate Inaccuracy") and, in the case of any Lender, such Lender delivers, not later than 10 Business Days after obtaining knowledge thereof, a written notice to the Administrative Agent describing such Pricing Certificate Inaccuracy in reasonable detail (which description shall be shared with each Lender and the Company), or (B) the Company and the Lenders agree that there was a Pricing Certificate Inaccuracy at the time of delivery of a Pricing Certificate, and (ii) a proper calculation of the Sustainability Rate Adjustment, Sustainability Commitment Fee Adjustment or the KPI Metrics would have resulted in no adjustment or an increase in the Applicable Rate or Commitment Fee for any period, the Company shall be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable Issuing Banks, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code (or any comparable event under non-U.S. Debtor Relief Laws), automatically and without further action by the Administrative Agent, any Lender or any Issuing Bank), but in any event within 10 Business Days after the Company has received written notice of, or has agreed in writing that there was, a Pricing Certificate Inaccuracy, an amount equal to the excess of (1) the amount of interest and fees that should have been paid for such period over (2) the amount of interest and fees actually paid for such period. If

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 76 the Company becomes aware of any Pricing Certificate Inaccuracy and, in connection therewith, if a proper calculation of the Sustainability Rate Adjustment, Sustainability Commitment Fee Adjustment or the KPI Metrics would have resulted in a decrease in the Applicable Rate or Commitment Fee for any period, then, upon receipt by the Administrative Agent of notice from the Company of such Pricing Certificate Inaccuracy (which notice shall include corrections to the calculations of the Sustainability Rate Adjustment, Sustainability Commitment Fee Adjustment or the KPI Metrics, as applicable), commencing on the 10th Business Day following receipt by the Administrative Agent of such notice, the Applicable Rate and Commitment Fee shall be adjusted to reflect the corrected calculations of the Sustainability Rate Adjustment, Sustainability Commitment Fee Adjustment or the KPI Metrics, as applicable, for all periods occurring 10 Business Days after receipt by the Administrative Agent of such notice. For the avoidance of any doubt, the parties agree that any such adjustment to reflect a decrease in the Applicable Rate or Commitment Fee for any period shall only be effective on a prospective basis and shall not require any adjustments to amounts previously paid by the Borrowers prior to the discovery of a Pricing Certificate Inaccuracy. (e) It is understood and agreed that any Pricing Certificate Inaccuracy shall not constitute a Default or Event of Default or otherwise result in the failure of any condition precedent to any advance or the issuance of any Letter of Credit; provided, that, the Company complies with the terms of this Section 2.24 with respect to such Pricing Certificate Inaccuracy. Notwithstanding anything to the contrary herein, unless such amounts shall be due upon the occurrence of an actual or deemed entry of an order for relief with respect to a Borrower under the Bankruptcy Code (or any comparable event under non-U.S. Debtor Relief Laws), (a) any additional amounts required to be paid pursuant to the immediate preceding paragraph shall not be due and payable until a written demand is made for such payment by the Administrative Agent in accordance with such paragraph, (b) any nonpayment of such additional amounts prior to or concurrently with such demand for payment by the Administrative Agent shall not constitute a Default (whether retroactively or otherwise) and (c) none of such additional amounts shall be deemed overdue prior to such a demand or shall accrue interest at the interest rate set forth in Section 2.12(e) prior to such a demand. (f) Each party hereto hereby agrees that neither the Sustainability Structuring Agent nor the Administrative Agent shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Company of any Sustainability Rate Adjustment or Sustainability Commitment Fee Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any Pricing Certificate (and the Administrative Agent and the Lenders may rely conclusively on any such certificate, without further inquiry). ARTICLE III. Representations and Warranties In order to induce the Administrative Agent, the Issuing Banks and the Lenders to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, the Company represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that: Section 3.01 Organization; Powers. Each of the Company and the Subsidiaries is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (to the extent applicable) in, every jurisdiction where such qualification is required.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 77 Section 3.02 Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's corporate, partnership or limited liability company powers (as applicable) and have been duly authorized, as applicable, by all necessary corporate, partnership or limited liability action (as applicable) and, if required, all stockholder action. This Agreement has been duly executed and delivered by each Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Section 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Company or any of the Subsidiaries or its assets (including, without limitation, the documentation governing the Senior Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of the Subsidiaries. Section 3.04 Financial Condition; No Material Adverse Change. (a) Financial Statements. The Company has heretofore furnished to the Lenders (i) the Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2020 and (ii) the consolidated balance sheet and statements of income, stockholders equity and cash flows of the Company and its consolidated Subsidiaries as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2021, certified by one of the Company's Financial Officers. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) No Material Adverse Change. Since December 31, 2020, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to result in a Material Adverse Effect. (c) Contingent Liabilities. Except as disclosed in the financial statements referred to above or the notes thereto, after giving effect to the Transactions, neither the Company nor any of the Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual long term commitments or unrealized losses. Section 3.05 Properties. (a) Ownership. Each of the Company and the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 78 (b) Intellectual Property. Each of the Company and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Section 3.06 Litigation and Environmental Matters. (a) Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any of the Loan Documents or the Transactions. (b) Environmental Matters. Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. Section 3.07 Compliance with Laws and Agreements. Each of the Company and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. Section 3.08 Investment Company Status. Neither the Company nor any of the Subsidiaries is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940. Section 3.09 Taxes. Each of the Company and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Section 3.10 ERISA. No ERISA Event (nor any similar event with respect to a Foreign Plan) has occurred or is reasonably expected to occur that, when taken together with all other such events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Other than with respect to the Delta Plan, the present value of all accumulated benefit obligations under each Plan and each Foreign Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than the Dollar Amount of $30,000,000 the fair market value of the assets of such Plan or Foreign Plan, and the present value of all accumulated benefit obligations of all underfunded Plans and Foreign Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than the Dollar Amount of $30,000,000 the fair

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 79 market value of the assets of all such underfunded Plans. The Company's funding status with respect to the Delta Plan as of December 31, 2020 is set forth in footnote 19 to the Notes to Consolidated Financial Statements filed as part of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020. There have been no employees added to the Delta Plan since December 31, 2020. The Borrowers represent and warrant as of the Effective Date that no Borrower is or will be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold "plan assets" of any such plans or accounts for purposes of ERISA or the Code; or (4) a "governmental plan" within the meaning of ERISA. Section 3.11 Disclosure. (a) The Company has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which the Company or any of the Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. (b) As of the Effective Date, to the best knowledge of the Company, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all material respects. Section 3.12 Disclosable Subsidiaries. As of the Effective Date, the Company has no Material Subsidiaries or Subsidiaries required to be disclosed on Exhibit 21 to the Company's Annual Report on Form 10-K per Item 601(b)(21) under Regulation S-K of the Securities Exchange Act of 1934, as amended (collectively, the "Disclosable Subsidiaries"), other than those listed on Schedule 3.12 hereto. As of the Effective Date, Schedule 3.12 sets forth the jurisdiction of incorporation or organization of each such Disclosable Subsidiary and the percentage of the Company's ownership (direct or indirect) of the outstanding Equity Interests of each Disclosable Subsidiary. Except as permitted to be issued or created pursuant to the terms hereof or as reflected on Schedule 3.12, there are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into any Equity Interests of any Disclosable Subsidiary. Section 3.13 Insurance. Each of the Company and the Subsidiaries maintain with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies and in such amounts as are usually carried by businesses engaged in similar activities as the Company and the Subsidiaries and located in similar geographic areas in which the Company and the Subsidiaries operate. Section 3.14 Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against the Company or any Subsidiary pending or, to the knowledge of the Company, threatened, except any such strikes, lockouts or slowdowns which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The hours worked by and payments made to employees of the Company and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except where any such violations, individually or in the aggregate, could not reasonable be expected to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 80 result in a Material Adverse Effect. All payments due from the Company or any Subsidiary, or for which any claim may be made against the Company or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Company or such Subsidiary, except to the extent the aggregate of all such payments could not reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Company or any Subsidiary is bound. Section 3.15 Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date. As used in this Section 3.15, the term "fair value" means the amount at which the applicable assets would change hands between a willing buyer and a willing seller within a reasonable time, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both and "present fair saleable value" means the amount that may be realized if the applicable company's aggregate assets are sold with reasonable promptness in an arm's length transaction under present conditions for the sale of a comparable business enterprises. Section 3.16 Margin Securities. Neither the Company nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System), and, except for the repurchases of the Company's capital stock in accordance with the limitations in Section 5.09 and Section 6.07, no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. Section 3.17 Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly or indirectly, from (a) successful operations of each of the other Loan Parties and (b) the credit extended by the Lenders to the Company hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest. Section 3.18 Representations as to Foreign Loan Parties. Each of the Company and each other Loan Party that is not a Domestic Subsidiary of the Company (herein, a "Foreign Loan Party") represents and warrants to the Administrative Agent and the Lenders that: (a) Noncontravention. Such Foreign Loan Party is subject to civil and commercial laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Loan Party, the "Applicable Foreign Loan Party Documents"), and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 81 the execution, delivery and performance by such Foreign Loan Party of the Applicable Foreign Loan Party Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Loan Party nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, beslag, execution or otherwise) under the laws of the jurisdiction in which such Foreign Loan Party is organized and existing in respect of its obligations under the Applicable Foreign Loan Party Documents. (b) Enforceability and Consents. The Applicable Foreign Loan Party Documents are in proper legal form under the laws of the jurisdiction in which such Foreign Loan Party is organized and existing for the enforcement thereof against such Foreign Loan Party under the laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Loan Party Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Loan Party Documents that the Applicable Foreign Loan Party Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Loan Party is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Loan Party Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Loan Party Document or any other document is sought to be enforced and (ii) any charge or tax has been timely paid. (c) Taxes and Duties. There is no tax, levy, impost, duty, fee assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Loan Party is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Loan Party Documents or (ii) on any payment to be made by such Foreign Loan Party pursuant to the Applicable Foreign Loan Party Documents, except as has been disclosed to the Administrative Agent. (d) Notices and Authorizations. The execution, delivery and performance of the Applicable Foreign Loan Party Documents executed by such Foreign Loan Party are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Loan Party is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained, (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable) or (iii) in the case of any Dutch Loan Party notification requirements to the Dutch Central Bank with respect to payments made to and by Persons inside The Netherlands from and to Persons outside The Netherlands pursuant to the 1994 Act on Financial Foreign Relations (Wet financiële betrekkingen buitenland 1994) and the General Reporting Obligations 2003 (Rapportagevoorschriften betalingsbalansrapportages 2003). (e) Dutch Loan Parties. No Dutch Loan Party has (i) applied for or consented to the appointment of, or the taking of possession by, a receiver (curator), custodian, administrator (bewindvoerder), trustee, examiner, liquidator or the like for itself or all or a substantial part of its property, (ii) made a general assignment for the benefit of creditors, (iii) filed a petition seeking to take advantage of any law relating to bankruptcy (faillissement), insolvency, reorganization, suspension of payments (surcéance van betaling), liquidation (vereffening), dissolution (ontbinding), arrangement or winding-up, or composition or readjustment of debts, (iv) filed a notice under Section 36 of the Dutch 1990 Tax Collection Act (Invorderingswet 1990) (whether or not pursuant to section 60 of the Act on the Financing of Social Insurances (Wet financiering sociale verzekeringen)) and (v) taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts described under (i), (ii), (iii) or (iv) above.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 82 (f) Australian Loan Parties. No Australian Loan Party has (i) applied for or consented to the appointment of, or the taking of possession by, a receiver, administrator, liquidator or the like for itself or all or a substantial part of its property, (ii) made a general assignment for the benefit of creditors, (iii) commenced a voluntary case under Australian insolvency law, (iv) instituted any proceeding or filed a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, or composition or readjustment of debts, (v) failed to controvert in a timely and appropriate manner, or acquiesced in writing to, any petition filed against it in an involuntary case under Australian insolvency law, (vi) admitted in writing its inability to, or is generally unable to, pay its debts as such debts become due within the contemplation of Australian insolvency law, or (vii) taken any corporate action for the purpose of effecting any of the foregoing. Section 3.19 OFAC and Patriot Act. The Company and each Subsidiary and, to the knowledge of the Company, each Affiliate of any Loan Party is: (i) not a "blocked" person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof; (ii) in compliance in all material respects with the requirements of the USA Patriot Act Title III of 107 Public Law 56 (October 26, 2001) and of other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices, related to the subject matter of such Act, including Executive Order 13224 effective September 24, 2001 (collectively, the "Patriot Act"); (iii) operated under policies, procedures and practices, if any, that are in compliance in all material respects with the Patriot Act; (iv) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; (v) not in receipt of any notice stating that any Loan Party or any Subsidiary or Affiliate of any Loan Party is listed as a Specially Designated Terrorist (as defined in the Patriot Act) or as a "blocked" person on any lists maintained by the Office of Foreign Assets Control, Department of the Treasury (the "OFAC") pursuant to the Patriot Act or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Act or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Act; and (vi) not in receipt of any notice stating that any Loan Party or any Subsidiary or Affiliate of any Loan Party is a Person who has been determined by competent authority to be subject to any of the prohibitions contained in the Patriot Act. Section 3.20 Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. The Company and its Subsidiaries have implemented and maintain in effect policies and procedures designed to ensure compliance by the Company, each Subsidiary and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, and the Company, each Subsidiary and their respective officers and directors, and to the knowledge of the Company its employees and agents, are in compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Borrower being designated as a Sanctioned Person. None of (a) the Company, any Subsidiary, or to the knowledge of the Company or such Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person, except in each case of (a) and (b) above, to the extent such Sanctioned Person is in compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions, and is acting in accordance with applicable laws, including, without limitation, pursuant to OFAC licenses where required by applicable laws. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti- Corruption Law, Anti-Money Laundering Law or applicable Sanctions. Section 3.21 Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 83 Section 3.22 Plan Assets; Prohibited Transactions. No Borrower or any of their respective Subsidiaries is an entity deemed to hold "plan assets" (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. ARTICLE IV. Conditions Section 4.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02): (a) Execution and Delivery of This Agreement. The Administrative Agent (or its counsel, Winstead PC) shall have received from each party hereto a counterpart of this Agreement signed on behalf of such party (which, subject to Section 10.06(b), may include any Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page). (b) Guaranty Agreement. The Administrative Agent (or its counsel, Winstead PC) shall have received from Guarantor a counterpart of the Guaranty Agreement signed on behalf of such party (which, subject to Section 10.06(b), may include any Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page). (c) Legal Opinion. The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders, dated the Effective Date, containing such qualifications and exceptions and otherwise in form and substance acceptable to the Administrative Agent) of counsel for the Loan Parties (including opinions of counsel licensed to practice in such jurisdiction in which a Loan Party is organized other than Delaware) covering, unless the Administrative Agent otherwise consents, the matters set forth in Sections 3.01, 3.02, 3.03 and 3.18 of this Agreement and such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request (and, except for the opinions of counsel to a Dutch Loan Party, including a no conflict opinion with the Senior Notes and the other Material Indebtedness). The Loan Parties requests each such counsel to deliver such opinions. (d) Corporate Authorization Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel, Winstead PC, may reasonably request relating to the organization, existence and good standing (to the extent applicable) of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel. (e) Closing Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a), (b) and (c) of Section 4.02 and certifying as to such other matters as reasonably requested by the Administrative Agent.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 84 (f) Solvency Certificate. The Administrative Agent shall have received a certificate from the chief financial officer of the Company, in form and substance reasonably acceptable to the Administrative Agent, certifying that Loan Parties, after giving effect to the Transactions, and the other transactions contemplated hereby, are solvent. (g) KYC, Beneficial Ownership, Etc. (i) The Administrative Agent shall have received, at least 5 days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act, to the extent requested in writing of the Borrowers at least 10 days prior to the Effective Date and (ii) to the extent a Borrower qualifies as a "legal entity customer" under the Beneficial Ownership Regulation, at least 5 days prior to the Effective Date, any Lender that has requested, in a written notice to the Company at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to the Borrowers shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied). (h) Fees. The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable pursuant to any fee letter between the Company and any Arranger or Lender, this Agreement or any other Loan Document on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document. (i) Material Adverse Effect. There shall have occurred no Material Adverse Effect since December 31, 2020. (j) Other Documentation. The Administrative Agent and its counsel, Winstead PC, shall have received all information, approvals, documents or instruments as the Administrative Agent or its counsel may reasonably request. The Administrative Agent shall notify the Company and the Lenders of the date when the Administrative Agent has received all documents required to be delivered under this Section 4.01 and all fees required to be paid to the Administrative Agent under this Section 4.01 and such date shall be the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 3:00 p.m., Dallas, Texas time, on October 18, 2021 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time). Section 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions: (a) Representations and Warranties. The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations and warranties specifically relate to any earlier date in which case such representations and warranties shall have been true and correct as of such earlier date;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 85 (b) Lending Limits. At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, (i) the Aggregate Revolving Exposure shall not exceed the Aggregate Revolving Commitments, (ii) the Foreign Currency Exposure shall not exceed the Foreign Currency Commitments and (iii) the Dollar Amount of the LC Exposure shall not exceed $75,000,000; and (c) No Default. At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall exist. Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a), (b), and (c) of this Section. ARTICLE V. Affirmative Covenants Until the Loan Obligations have been Fully Satisfied and the Commitments have been terminated, the Company covenants and agrees with the Administrative Agent, the Issuing Banks and the Lenders that: Section 5.01 Financial Statements and Other Information. The Company will furnish to the Administrative Agent and each Lender: (a) Annual Audit. Within 90 days after the end of each fiscal year of the Company, the annual audited financial statements of the Company and its consolidated Subsidiaries for such fiscal year (prepared in accordance with GAAP), as filed with the SEC. Such financial statements shall be reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) Quarterly Financial Statements. Within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the unaudited financial statements of the Company and its consolidated Subsidiaries for such fiscal quarter (prepared in accordance with GAAP) as filed with the SEC and certified by one of the Company's Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) Compliance Certificate. Concurrently with any delivery of financial statements under paragraph (a) or (b) above, a Compliance Certificate of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Article VII and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Company's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 86 (d) Public Reports. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange; (e) Senior Note Notices. Promptly after such delivery or receipt, copies of any financial or other report or notice delivered to, or received from, any holder of the Senior Notes, which report or notice has not otherwise been delivered to the Lenders hereunder; (f) Index Debt Ratings. Promptly after Moody's or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; (g) Additional Information. Promptly following any request therefor, (x) such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request; (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable "know your customer" and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation; and (z) such other information regarding sustainability matters and practices of the Borrower or any Subsidiary (including with respect to corporate governance, environmental, social and employee matters, respect for human rights, anti-corruption and anti-bribery) as the Administrative Agent or any Lender may reasonably request for purposes of compliance with any legal or regulatory requirement applicable to it; and (h) Pricing Certificate. As soon as available and in any event within 90 days following the end of each calendar year of the Company (commencing with the calendar year ending December 31, 2021), the Company shall deliver to the Administrative Agent (for distribution to the lenders), in form and detail satisfactory to the Administrative Agent and the Required Lenders: a Pricing Certificate for the most recently-ended calendar year; provided, that, for any calendar year the Company may elect not to deliver a Pricing Certificate, and such election shall not constitute a Default (but such failure to so deliver a Pricing Certificate by the end of such 90-day period shall result in the Sustainability Commitment Fee Adjustment and Sustainability Rate Adjustment being applied as set forth in Section 2.24). Documents required to be delivered pursuant to Section 5.01(a), (b) or (d) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company's website on the Internet; or (ii) on which such documents are posted on the Company's behalf on the Approved Electronic Platform; provided that: (i) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Company shall be required to provide paper copies of the Compliance Certificates required by Section 5.01(c) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 87 Section 5.02 Notices of Material Events. The Company will furnish to the Administrative Agent and each Lender prompt written notice of the following: (a) Default. The occurrence of any Default; (b) Notice of Proceedings. The filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) ERISA Event. Other than with respect to the Delta Plan, the occurrence of any ERISA Event (or similar events under any Foreign Plan) that, alone or together with any other ERISA Events and similar events under any Foreign Plan that have occurred, could reasonably be expected to result in liability of the Company and the Subsidiaries in an aggregate amount exceeding the Dollar Amount of $30,000,000; (d) Material Adverse Effect. Any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and (e) Beneficial Ownership. Any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Section 5.03 Existence; Conduct of Business. The Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names used in the conduct of its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that nothing in this Section 5.03 shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. Section 5.04 Payment of Obligations. The Company will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Section 5.05 Maintenance of Properties. The Company will, and will cause each of the Subsidiaries to, keep and maintain all property used in or useful to the conduct of its business in good working order and condition (ordinary wear and tear excepted) except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Section 5.06 Insurance. The Company will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 88 repute engaged in the same or similar businesses operating in the same or similar locations. The Company will furnish to the Lenders, upon the written request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. Section 5.07 Books and Records; Inspection and Audit Rights. The Company will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. Section 5.08 Compliance with Laws. The Company will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. Section 5.09 Use of Proceeds. The proceeds of the Loans (including Swingline Loans) will be used only for payment of fees and expenses payable in connection with the Transactions and for working capital and other general corporate purposes of the Company and the Subsidiaries in the ordinary course of business. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X. No part of the proceeds of any Loan will be used by the Company or any Subsidiary thereof in a manner that would cause a Singapore Loan Party's execution, delivery and performance of the Loan Documents to which it is a party to violate any law, statute, rule or regulation under the laws of Singapore which prohibits a Singapore Loan Party from, directly or indirectly, giving any financial assistance in connection with the acquisition by any Person of shares in itself or the Company. The Company will not request any Borrowing or Letter of Credit, and the Company shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti- Corruption Laws and Anti-Money Laundering Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 5.10 Additional Subsidiaries and Additional Borrowers. (a) Additional Borrowers. Any wholly owned Subsidiary of the Company may be joined as a Borrower hereunder after the Effective Date if: (i) The Company provides prior written notice thereof to the Administrative Agent and the Lenders thereof; (ii) The addition of such Subsidiary as a Borrower hereunder will not: (x) result in any adverse events occurring under Section 2.14, (y) any additional amounts being payable under Section 2.14 or 2.16, or (z) result in any other adverse legal or tax impact on the Administrative

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 89 Agent or any Lender (including causing any Lender to obtain any additional licenses to make or maintain any Loans to the proposed Borrower); (iii) Such Subsidiary executes and delivers to the Administrative Agent an Additional Borrower Request and Assumption Agreement joining such Subsidiary as a Borrower hereunder and all other documentation as the Administrative Agent may require to evidence the authority of such Subsidiary to execute, deliver and perform such agreement and the other Loan Documents to which it is a party and to evidence the existence and good standing (to the extent applicable) of such Subsidiary; (iv) Such Subsidiary delivers to the Administrative Agent a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the date of the applicable joinder agreement) of counsel reasonably acceptable to the Administrative Agent covering the matters set forth in Sections 3.01, 3.02, 3.03 and 3.18 and such other matters relating to such Subsidiary, the Loan Documents or the Transactions as the Required Lenders shall reasonably request (the Borrowers hereby requests such counsel to deliver such opinion); (v) The Administrative Agent shall have received, (i) all documentation and other information regarding such Subsidiary requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act and (ii) to the extent such Subsidiary qualifies as a "legal entity customer" under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Subsidiary, and (vi) The Administrative Agent and the Lenders otherwise approve in writing the addition of such Subsidiary as a Borrower hereunder, which approval shall not be unreasonably withheld or delayed. Upon satisfaction of the requirements set forth in subclauses (i) through (vi) above, the Administrative Agent shall promptly send a written notice (substantially in the form of Exhibit I hereto) to the Company and the Lenders and thereafter the applicable Subsidiary shall be a Borrower under the terms of this Agreement and the other applicable Loan Documents. The Administrative Agent and the Lenders agree not to charge any administrative or arrangement fee solely to add a Subsidiary as a Borrower pursuant to this Section 5.10(a) provided the Company agrees to pay all reasonable expenses and costs incurred in connection with the addition of any such Borrower (including all reasonable fees, charges and disbursements of counsel for the Administrative Agent). (b) Additional Guarantors; Material Subsidiaries. If (i) any additional Subsidiary Guarantees any of the Indebtedness under the Senior Notes after the Effective Date, (ii) any Domestic Subsidiary becomes a Material Subsidiary or (iii) the Company desires to cause any Subsidiary to become a party to the Guaranty Agreement, the Company will notify the Administrative Agent and the Lenders thereof and the Company will: (i) promptly cause such Subsidiary to become a party to the Guaranty Agreement; and (ii) deliver all documentation as the Administrative Agent may require to evidence the authority of such Subsidiary to execute, deliver and perform the Loan Documents and to evidence the existence and good standing (to the extent applicable) of such Subsidiary. Section 5.11 Further Assurances. Subject to the terms of the Guaranty Agreement, the Company will, and will cause each other Loan Party to, execute any and all further documents, agreements and instruments, and take all such further actions, which may be required under any applicable law or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents, all at the expense of the Loan Parties.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 90 ARTICLE VI. Negative Covenants Until the Loan Obligations have been Fully Satisfied and the Commitments have expired or terminated, the Company covenants and agrees with the Administrative Agent, the Issuing Banks, and the Lenders that: Section 6.01 Indebtedness. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness created under the Loan Documents; (b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; (c) Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; provided that Indebtedness of any Subsidiary that is not a Loan Party to the Company or any Subsidiary that is a Loan Party shall be subject to Section 6.04; (d) Guarantees by the Company of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Company or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, and (ii) Guarantees by the Company or any Subsidiary that is a Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04; (e) Indebtedness of the Company or any Subsidiary secured by Liens permitted by Section 6.02(d) and (e); provided that the aggregate outstanding amount of Indebtedness permitted by this paragraph (e) shall not at any time exceed an amount equal to seven and one-half percent (7.5%) of the Company's Consolidated Tangible Net Worth; (f) Indebtedness arising in connection with Swap Agreements permitted by Section 6.06; (g) Deposit Obligations and Indebtedness incurred by the Company or any Subsidiary in respect of netting services, overdraft protections and similar arrangements, in each case entered into in the ordinary course of business in connection with cash management and deposit accounts and not involving the borrowing of money; (h) Attributed Principal Amount and Receivables Indebtedness in connection with any Permitted Securitization; (i) unsecured Indebtedness of the Company and the Subsidiaries in addition to that permitted by other provisions of this Section 6.01 provided that (i) no Default exists at the time such unsecured Indebtedness is incurred or would result from the incurrence thereof and (ii) after giving pro forma effect to such unsecured Indebtedness, the Company is in compliance with the financial covenants set out in Article VII as calculated for the four fiscal quarter period most recently ended, as if such unsecured Indebtedness had been incurred as of the first day of such period (for the avoidance of doubt, any such pro forma calculation of the financial covenants set out in Article VII shall give pro forma effect to any acquisition or payment of Indebtedness contemplated to be financed, in whole or in part, with the proceeds of such Indebtedness);

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 91 (j) other secured Indebtedness, provided, that (i) immediately before and after giving effect to the incurrence thereof, no Default shall exist, and (ii) the aggregate outstanding principal amount of all such Indebtedness shall not exceed the Dollar Amount of $30,000,000 at any time; and (k) Indebtedness arising only if, and to extent, a Permitted Designated Receivables Sale is determined not to be a "true sale". Section 6.02 Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Liens created under the Loan Documents; (b) Permitted Encumbrances; (c) any Lien on any asset of the Company or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (d) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any fixed or capital asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary, (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof, and (iv) the Indebtedness secured by such Liens is permitted by Section 6.01(e); (e) Liens on fixed or capital assets acquired, leased, constructed or improved by the Company or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by paragraph (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or lease or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed one hundred percent (100%) of the cost of acquiring, leasing, constructing or improving such fixed or capital assets and (iv) such Liens do not apply to any other property or assets of the Company or any Subsidiary; (f) Liens on property of any Subsidiary securing Indebtedness owing to the Company or another Subsidiary; (g) Liens on cash securing Indebtedness arising in connection with Swap Agreements permitted by Section 6.06; (h) Liens granted in connection with any Permitted Securitization on the receivables sold pursuant thereto (together with all collections and other proceeds thereof and any collateral securing the payment thereof), all right, title and interest in and to the lockboxes and other collection accounts in which proceeds of such receivables are deposited, the rights under the documents executed in connection

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 92 with such Permitted Securitization and in the Equity Interests issued by any Eligible Special Purpose Entity; (i) Liens securing Indebtedness permitted by Section 6.01(j); and (j) Liens granted in connection with any Permitted Designated Receivables Sale on the receivables sold pursuant thereto (together with all collections and other proceeds thereof and any collateral securing the payment thereof), all right, title and interest in and to the lockboxes and other collection accounts in which proceeds of such receivables are deposited, and the rights under the documents executed in connection with such Permitted Designated Receivables Sale. Section 6.03 Fundamental Changes. (a) Mergers and Consolidations. The Company will not, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall exist (i) any Subsidiary may merge with the Company in a transaction in which the Company is the surviving corporation, (ii) any Borrower may merge with any Subsidiary of the Company (other than another Borrower) in a transaction in which such Borrower is the surviving corporation, (iii) any Borrower (other than the Company) may merge with any other Borrower which shall be organized under the laws of, and have its principal office in, the same national jurisdiction as such Borrower provided that the survivor shall have assumed in a manner in all respects reasonably satisfactory to the Administrative Agent all of the other entity's Obligations under the Loan Documents, (iv) any Subsidiary (other than a Borrower) may merge with any Subsidiary in a transaction in which the surviving entity is a Subsidiary and, if any party to such merger is a Loan Party, is a Loan Party; (v) any Subsidiary or the Company may merge with another Person in connection with an acquisition permitted by Section 6.04 or with a sale permitted by Section 6.05, in each case, as long as any Subsidiary which is a Loan Party or the Company is the surviving Person and no Default exists or would result and (vi) any Subsidiary may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders and if such Subsidiary is a Loan Party, its assets are transferred to a Loan Party. (b) Lines of Business. The Company will not, and will not permit any of the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and the Subsidiaries on the Effective Date and businesses reasonably related thereto. Section 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire any Equity Interests in or evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any Indebtedness or other obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except: (a) Permitted Investments; (b) investments, loans and guarantees existing on the date hereof and set forth on Schedule 6.04; (c) investments by Company and the Subsidiaries in Equity Interests in their respective subsidiaries, provided that the aggregate amount of investments made on or after the date

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 93 hereof by Loan Parties in subsidiaries that are not Loan Parties (together with outstanding intercompany loans permitted under the proviso to Section 6.04(d) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed an amount equal to twenty percent (20%) of Consolidated Tangible Net Worth at any time outstanding (in each case determined without regard to any write-downs or write-offs); (d) loans or advances made by the Company to any Subsidiary and made by any Subsidiary to the Company or any other Subsidiary, provided that the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding investments permitted under the proviso of Section 6.04(c) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed an aggregate amount equal to twenty percent (20%) of Consolidated Tangible Net Worth at any time outstanding (in each case determined without regard to any write-downs or write-offs); (e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party (together with outstanding investments permitted under Section 6.04(c) and outstanding intercompany loans permitted under Section 6.04(d)) shall not exceed an amount equal to twenty percent (20%) of Consolidated Tangible Net Worth at any time outstanding (in each case determined without regard to any write-downs or write-offs); (f) Swap Agreements permitted by Section 6.06; (g) endorsements of items for collection or deposit in the ordinary course of business; (h) investments, loans, or guarantees of any Person existing at the time such Person becomes a Subsidiary of the Company or consolidates or merges with the Company or any of the Subsidiaries (including in connection with a permitted acquisition) so long as such investments, loans, or guarantees were not made in contemplation of such Person becoming a Subsidiary or of such merger; (i) Permitted Securitizations; (j) mergers and acquisitions among the Company and the Subsidiaries permitted by Section 6.03(a); (k) investments in, or acquisitions of, any seller debt incurred in connection with any sale permitted by Section 6.05; (l) Restricted Payments permitted by Section 6.07; and (m) in addition to the investments otherwise permitted by this Section 6.04, the Company and the Subsidiaries may acquire (including pursuant to a merger permitted by Section 6.03(a)(v)) Equity Interests in or other securities of, acquire assets constituting a business unit of, make loans or advances to, Guarantee any obligations of, or make any other investment in (including pursuant to a merger permitted by Section 6.03(a)(v)), any other Person (including any Subsidiary that is not a Loan Party) if (i) no Default exists or would result from the making of such acquisition, loan, advance, Guarantee or investment and (ii) after giving pro forma effect to such acquisition, loan, advance, Guarantee or investment, the Company shall be in compliance with the financial covenants set out in Article VII as calculated for the four fiscal quarter period most recently ended as if such acquisition, loan, advance, Guarantee or investment (and any Indebtedness incurred in connection therewith) had occurred

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 94 as of the first day of such period; provided, however, that upon the consummation of a Material Acquisition during the term of this Agreement, the Leverage Ratio may be greater than the Maximum Leverage Ratio for the Increase Period, but in no event shall the Leverage Ratio be greater than the Permitted Leverage Increase. Section 6.05 Asset Sales. The Company will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise Dispose of (including pursuant to any sale and leaseback transaction) any asset, including any Equity Interest owned by it, nor will the Company permit any of the Subsidiaries to issue any additional Equity Interest in such Subsidiary, except: (a) sales of inventory, used, worn-out, obsolete or surplus property, delinquent accounts in the ordinary course of business for purposes of collection and Permitted Investments in the ordinary course of business; (b) Dispositions of Securitization Receivables to an Eligible Special Purpose Entity in a Permitted Securitization; (c) sales, transfers and other Dispositions from (i) a Loan Party to another Loan Party and (ii) a Subsidiary that is not a Loan Party to the Company or a Subsidiary provided, that in the event any such sale, transfer or Disposition shall be effected by or through a consolidation or merger involving the Company or any other Loan Party, then, such Loan Party shall be the survivor; (d) sales of assets within 365 days after the acquisition thereof if (i) such assets are acquired as part of a larger acquisition and (ii) such assets are sold for cash or other consideration which represents the fair market value thereof; (e) licenses, sublicenses, leases and subleases granted to third parties in the ordinary course of business that do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary; (f) any issuance of Equity Interests of the Company to any Person and any issuance of Equity Interests of any Subsidiary to the Company or any Subsidiary; (g) sales, transfers and other Dispositions not otherwise permitted by this Section 6.05 provided, that (i) in the event any such sale, transfer or Disposition shall be effected by or through a consolidation or merger involving the Company or any other Loan Party, then, such Loan Party shall be the survivor, (ii) no Default exists or would result from the making of any such sale, transfer or other Disposition; and (iii) the aggregate fair market value of all of the assets sold, transferred or otherwise disposed of under the permissions of this paragraph (g) (including the assets in the proposed sale, transfer or Disposition) after the Effective Date shall not exceed an amount equal to twenty percent (20%) of Consolidated Tangible Net Worth for the fiscal year most recently ended as determined from the audited financial statements most recently delivered pursuant to Section 5.01(a); (h) Designated Receivables Sales; provided that, the Aggregate Receivables Sales Amount shall not exceed the Maximum Receivables Sales Amount at any time; and (i) Dispositions of any assets set forth on Schedule 6.05. Section 6.06 Swap Agreements. The Company will not, and will not permit any of the Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual exposure (other than those in respect of

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 95 Equity Interests of the Company or any of the Subsidiaries) and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest–bearing liability or investment of the Company or any Subsidiary. Section 6.07 Restricted Payments; Certain Payments of Indebtedness. (a) Restricted Payments. The Company will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (ii) the Company may make any regular, quarterly Restricted Payment paid in cash consistent with past practices (provided the amount of such Restricted Payment may be increased from time to time due to additional Equity Interests being issued and other reasonable increases in accordance with past practices) so long as no Default exists or would result under the financial covenants set out in Article VII and (iii) other Restricted Payments (excluding the Restricted Payments contemplated by clauses (i) and (ii) above) so long as no Default exists or would result from the making of such Restricted Payment. (b) Restrictions on Payment of Indebtedness. The Company will not, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any long-term Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any long-term Indebtedness, except: (i) payment of Indebtedness created under the Loan Documents; (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness; (iii) refinancing of Indebtedness to the extent permitted by Section 6.01 (including the payment of Indebtedness which is financed with Indebtedness permitted to be incurred pursuant to Section 6.01(i)); (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; and (v) other payments of Indebtedness which do not exceed the Dollar Amount of $30,000,000 in the aggregate. Section 6.08 Transactions with Affiliates. The Company will not, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's- length basis from unrelated third parties, and (b) transactions between or among the Company and the Loan Parties not involving any other Affiliate. Nothing herein shall be construed to prohibit a Permitted Securitization. Section 6.09 Restrictive Agreements. The Company will not, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 96 prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that: (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document; (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.09 (but shall apply to any amendment or other modification expanding the scope of any such restriction or condition); (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder; (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof; (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restriction or conditions apply only to the property or assets securing such Indebtedness; and (vi) the foregoing shall not apply to restrictions and conditions imposed by any agreement or document governing or evidencing the Senior Notes existing on the date hereof (but shall apply to any amendment or other modification expanding the scope of any such restriction or condition) and the foregoing shall not apply to restrictions and conditions imposed by any agreement or document governing or evidencing any senior note Indebtedness hereafter incurred under the permissions of Section 6.01 if such restrictions and conditions are the same as or no more restrictive than the restrictions and conditions governing the Senior Notes on the date hereof. Nothing herein shall be construed to prohibit such limitations on an Eligible Special Purpose Entity in connection with a Permitted Securitization. Section 6.10 Amendment of Material Documents. The Company will not, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under its certificate of incorporation, by-laws or other organizational documents unless such amendment, modification or waiver would not adversely affect the Administrative Agent or any Lender or their rights under the Loan Documents. Section 6.11 Change in Fiscal Year. The Company will not change the manner in which either the last day of its fiscal year or the last days of the first three fiscal quarters of its fiscal year is calculated without providing 30 days prior written notice to the Administrative Agent. Section 6.12 Limitation on Securitization Transactions. The Company will not, nor will it permit any Subsidiary to, enter into any Securitization Transaction or any amendment thereto, except Securitization Transactions in which the Company or a Subsidiary is the Receivables Seller; provided that, the Aggregate Receivables Sales Amount shall not exceed the Maximum Receivables Sales Amount at any time.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 97 Section 6.13 Synthetic Leases. The Company will not, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Synthetic Lease. ARTICLE VII. Financial Covenants Until the Loan Obligations have been Fully Satisfied, the Company covenants and agrees with the Administrative Agent, the Issuing Banks, and the Lenders that: Section 7.01 Leverage Ratio. As of the last day of each fiscal quarter, the Company shall not permit the Leverage Ratio to exceed 3.50 to 1.00 (the "Maximum Leverage Ratio"), except as permitted below. Notwithstanding the foregoing, upon the consummation of a Material Acquisition during the term of this Agreement, the Leverage Ratio may be greater than the Maximum Leverage Ratio for the first four fiscal quarters ending after the date of the consummation of such Material Acquisition (the "Increase Period"), but in no event shall the Leverage Ratio be greater than 3.75 to 1.00 as of the last day of any fiscal quarter (the "Permitted Leverage Increase"). After the Increase Period, the Leverage Ratio may not be greater than the Maximum Leverage Ratio as of the last day of each fiscal quarter of the Company until another permitted Increase Period occurs. There may be more than one Permitted Leverage Increase during the term of this Agreement but only so long as there are two full fiscal quarters of compliance with the Maximum Leverage Ratio prior to the commencement of another Permitted Leverage Increase. Any reference to the financial covenants in this Agreement or any other Loan Document shall mean the financial covenants as modified by this second paragraph of Section 7.01, and shall include any Permitted Leverage Increase, if applicable. ARTICLE VIII. Events of Default Section 8.01 Events of Default; Remedies. If any of the following events ("Events of Default") shall occur: (a) Principal Payments. any Loan Party shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable and in the Agreed Currency required hereunder, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) Interest, Fees, and other Payments. any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in paragraph (a) of this Section 8.01) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable and in the Agreed Currency required hereunder, and such failure shall continue unremedied for a period of five Business Days; (c) Representations or Warranties. any representation, warranty or certification made or deemed made by or on behalf of the Company or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 98 incorrect in any material respect (or in any respect with respect to any representation or warranty that is qualified by materiality or Material Adverse Effect) when made or deemed made; (d) Covenant Violation; Immediate Default. the Company shall fail to observe or perform any covenant, condition or agreement contained in (i) Section 5.03 (with respect to the existence of any Loan Party), Section 5.09, Section 5.10, Article VI (other than Sections 6.01, 6.02, 6.04 and 6.09) or Article VII or (ii) Section 6.01, 6.02, 6.04 or 6.09 and such failure under this clause (ii) shall continue unremedied for a period of 10 days after the earlier of (A) the Loan Party's knowledge of such failure or (B) notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender); (e) Covenant Violation with Cure Period. any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (a), (b) or (d) of this Section 8.01), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) the Loan Party's knowledge of such failure or (ii) notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender); (f) Cross Payment Default. the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (with any applicable grace or cure period having expired); (g) Cross Covenant Default. any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (with any applicable grace period or cure period having expired); provided that this paragraph (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; (h) Involuntary Bankruptcy. an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed or unstayed for 45 consecutive days or an order or decree approving or ordering any of the foregoing shall be entered; (i) Voluntary Bankruptcy. any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (h) of this Section 8.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 99 (j) Other Insolvency. any Loan Party shall become unable, or admit in writing its inability to pay its debts as they become due; (k) Judgments. one or more judgments for the payment of money in an aggregate amount in excess of the Dollar Amount of $30,000,000 shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed (through appeal, bonding or otherwise), or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment; (l) ERISA Event. an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) Invalidity of Loan Documents. (i) any material provision of or the Guaranty Agreement shall otherwise for any reason cease to be in full force and effect and valid, binding and enforceable in accordance with its terms after its date of execution, or any Loan Party shall so state in writing, (ii) or the Borrowers or any other Person contests in writing the validity or enforceability of any provision of any Loan Document; or (iii) the Borrowers deny in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document; (n) Change in Control. a Change in Control shall occur; or (o) Dutch Foreign Loan Party. one or more conservatory attachments (conservatoir beslag) or executionary attachments (executoriaal beslag) affects any asset or assets of any Dutch Loan Party having an aggregate value of at least the Dollar Amount of $30,000,000 and is not discharged within 30 days, then, and in every such event (other than an event with respect to any Borrower described in paragraph (h) or (i) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may with the consent of the Required Lenders, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder and under any other Loan Document, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by each Borrower, (iii) require that the Borrowers provide cash collateral as required in Section 2.05(j), and (iv) exercise on behalf of itself, the Lenders and the Issuing Banks all rights and remedies available to it, the Lenders and the Issuing Banks under the Loan Documents and applicable law; and in case of any event with respect to any Borrower described in paragraph (h) or (i) of this Section, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder and under any other Loan Document, including any break funding payment, shall automatically become due and payable, and the obligation of the Borrowers to cash collateralize the LC Exposure as provided in clause (iii) above shall automatically become effective, in each case, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by each Borrower. In addition, if any Event of Default exists, the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 100 Administrative Agent may (and if directed by the Required Lenders, shall) exercise any and all rights and remedies afforded by the laws of the State of New York or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise. Section 8.02 Performance by the Administrative Agent. If any Loan Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may, and shall at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of the applicable Loan Party. In such event, the Company shall, at the request of the Administrative Agent promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent, together with interest thereon at the interest rate provided for in Section 2.12(e) from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of any Loan Party under any Loan Document. Section 8.03 Limitation on Separate Suit. No suit shall be brought against any Loan Party on account of the Loan Obligations except by the Administrative Agent, acting upon the written instructions of the Required Lenders provided that the foregoing shall not prohibit any Lender from (a) exercising setoff rights in accordance with Section 10.08 or (b) filing proofs of claim with respect to Obligations owing to such Lender during the pendency of a proceeding relative to any Loan Party under any bankruptcy or other debtor relief law if the Administrative Agent has failed to file a proof of claim with respect to the Obligations promptly after the commencement of any such proceeding. Section 8.04 Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Borrower or the Required Lenders: (a) all payments received on account of the Obligations shall, subject to Section 2.20, be applied by the Administrative Agent as follows: (i) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 10.03 and amounts pursuant to Section 2.11(c) payable to the Administrative Agent in its capacity as such); (ii) second, to payment of that portion of the Obligations constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest and Letter of Credit fees) payable to the Lenders and the Issuing Banks (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Banks payable under Section 10.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them; (iii) third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees and charges and interest on the Loans and unreimbursed LC Disbursements, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (iii) payable to them; (iv) fourth, (a) to payment of that portion of the Obligations constituting unpaid principal of the Loans, Swap Agreement Obligations and unreimbursed LC Disbursements and (b) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 101 the extent not otherwise cash collateralized by the Borrower pursuant to Section 2.05 or 2.20, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (iv) payable to them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to cash collateralize Obligations in respect of Letters of Credit, (y) subject to Section 2.05 or 2.20, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Obligations, if any, in the order set forth in this Section 8.04; (v) fifth, to the payment in full of all other Obligations, in each case ratably among the Administrative Agent, the Lenders and the Issuing Banks based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (vi) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law; and (b) if any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE IX. The Administrative Agent Section 9.01 Authorization and Action. (a) Each Lender and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Each Lender and each Issuing Bank exempts the Administrative Agent from the restrictions pursuant to Section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other applicable law, in each case to the extent legally possible to such Lender and Issuing Bank. Any Lender and any Issuing Bank which cannot grant such exemption shall notify the Administrative Agent accordingly and, upon request of the Administrative Agent, either act in accordance with the terms of this Agreement and/or any other Loan Document as required pursuant to this Agreement and/or such other Loan Document or grant a special power of attorney to a party acting on its behalf, in a manner that is not prohibited pursuant to Section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and/or any other applicable laws. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 102 Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term "agent" (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account; (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 103 activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) None of any Syndication Agent, the Sustainability Structuring Agent, any Co- Documentation Agent or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.11, 2.12, 2.14, 2.16 and 10.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; (iii) and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 10.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrowers' rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Lender, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. Section 9.02 Administrative Agent's Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 104 necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent's reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a "notice under Section 5.02" in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Company, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a "notice of Default" or a "notice of an Event of Default") is given to the Administrative Agent by the Company, a Lender or an Issuing Bank. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Liabilities, costs or expenses suffered by the Borrowers, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the Revolving Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank, or any Dollar Amount. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 10.04, (ii) may rely on the Register to the extent set forth in Section 10.04(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 105 instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Section 9.03 Posting of Communications. (a) The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the "Approved Electronic Platform"). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrowers acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrowers hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED "AS IS" AND "AS AVAILABLE". THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY CO-DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, "APPLICABLE PARTIES") HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY'S OR THE ADMINISTRATIVE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. "Communications" means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 106 (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender's or Issuing Bank's (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the Issuing Banks and each of the Borrowers agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent's generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. Section 9.04 The Administrative Agent Individually. With respect to its Commitment, Loans (including Swingline Loans), Letter of Credit Commitments and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms "Issuing Banks", "Lenders", "Required Lenders" and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrowers, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks. Section 9.05 Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the Lenders, the Issuing Banks and the Company, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent's resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 107 (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent's resignation from its capacity as such, the provisions of this Article and Section 10.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Section 9.06 Acknowledgements of Lenders and Issuing Banks; Erroneous Payments. (a) Each Lender and each Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, the Sustainability Structuring Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, the Sustainability Structuring Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Company and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender and each Issuing Bank (a) also acknowledges and agrees that none of the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, or the Sustainability Structuring Agent acting in such capacities have made any assurances as to (i) whether the facility meets such Lender's or Issuing Bank's criteria or expectations with regard to environmental impact and sustainability performance, (ii) whether any characteristics of the facility, including the characteristics of the relevant key performance indicators to which the Borrower will link a potential margin step-up or step-down, including their environmental and sustainability criteria, meet any industry standards for sustainability-linked credit facilities and (b) has

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 108 performed its own independent investigation and analysis of the facility and whether the facility meets its own criteria or expectations with regard to environmental impact and/or sustainability performance. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. (c) Erroneous Payments. (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a "Payment") were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on "discharge for value" or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 9.06(c) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a "Payment Notice") or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Company and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 109 (iv) Each party's obligations under this Section 9.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. Section 9.07 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using "plan assets" (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a "Qualified Professional Asset Manager" (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that none of the Administrative Agent, or any Arranger, any Syndication Agent, any Co-Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 110 (c) The Administrative Agent, and each Arranger, Syndication Agent and Co- Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker's acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 9.08 Authorized Release of Guarantor. If: (a) no Default exists or would result; and (b) the Administrative Agent shall have received a certificate of a Responsible Officer of the Company requesting the release of a Guarantor, certifying that (A) no Default exists or will result from the release of such Guarantor; and (B) the Administrative Agent is authorized to release such Guarantor because the Equity Interest issued by such Guarantor or the assets of such Guarantor have been (or will simultaneously with the release of such Guarantor, be) sold in a transaction permitted by Section 6.05; (c) then the Administrative Agent is irrevocably authorized by the Credit Parties, without any consent or further agreement of any Credit Party to release such Guarantor from all obligations under the Loan Documents. To the extent the Administrative Agent is required to execute any release documents in accordance with the immediately preceding sentence, the Administrative Agent shall do so promptly upon request of the Company without the consent or further agreement of any Credit Party. Section 9.09 Sustainability Matters. Each party hereto hereby agrees that neither the Administrative Agent nor the Sustainability Structuring Agent shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Company of any Sustainability Fee Adjustment or any Sustainability Margin Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any Pricing Certificate (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry). ARTICLE X. Miscellaneous Section 10.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone or other means, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 111 (i) if to any Borrower, to in care of the Company, at 15000 Valmont Plaza, Omaha, Nebraska, 68154, Attention: Avner M. Applbaum, Chief Financial Officer, (Fax No.: 402.963.1095); (ii) if to the Administrative Agent, or JPMorgan Chase Bank, N.A. in its capacity as Issuing Bank or Swingline Lender, to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, L2, Chicago, IL 60603; Attention: Loan and Agency and Michael Stevens, Phone: (312) 732-6468, Facsimile: 888-499-5663, email: jpm.agency.cri@jpmorgan.com; (iii) if to the JPMorgan Chase Bank, N.A. in its capacity as Issuing Bank, to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, L2, Chicago, IL 60603; Attention: Chicago LC Agency Closing Team/Chicago LC Agency Activity Team, emails: Chicago.LC.Agency.Closing.Team@jpmorgan.com; Chicago.LC.Agency.Activity.Team@jpmorgan.com; and (iv) if to any other Lender, Issuing Bank, Swingline Lender, to it at its address (or fax number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Approved Electronic Platforms, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Notices and other communications to the Company, any Loan Party, the Lenders and the Issuing Banks hereunder may be delivered or furnished by using Approved Electronic Platforms pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrowers may, in their respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto. Section 10.02 Waivers; Amendments. (a) No Waiver; Rights Cumulative. No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising, and no course of dealing with respect to, any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 112 or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. (b) Amendments. Subject to Section 2.13(b) and (c) and Section 10.02(c) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) pursuant to an Increased Commitment Supplement executed in accordance with the terms and conditions of Section 2.19 which only needs to be signed by the Borrowers, the Administrative Agent and the Lenders increasing or providing new Revolving Commitments thereunder if the Increased Commitment Supplement does not increase the aggregate amount of the Revolving Commitments to an amount in excess of the Dollar Amount of $1,100,000,000, (y) pursuant to an Additional Borrower Request and Assumption Agreement signed by the Subsidiary becoming a Borrower hereunder pursuant to Section 5.10 and the Company, and (z) in the case of this Agreement and any circumstance other than as described in clause (x) or (y), pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender), (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (except that any amendment or modification of the financial covenants in this Agreement (or defined term used in the financial covenants in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (ii)), (iii) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby, (iv) change Section 2.08(c) in a manner that would alter the manner in which commitments of any Class are reduced, without the written consent of each Lender (including any such Lender that is a Defaulting Lender), (v) change Section 2.17(b) or (c) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender (including any such Lender that is a Defaulting Lender), (vi) change any of the provisions of this Section or the definition of "Required Lenders", "Loan Party" or "Obligation" (or any term defined therein) or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby, (vii) change Section 2.20 without the consent of each Lender (other than any Defaulting Lender), (viii) release any Loan Party that either (x) has assets having a book value as of such date equal to or greater than 10% of the consolidated assets of the Company and the Subsidiaries as determined in accordance with GAAP, or (y) accounts for more than 10% of EBITDA of the Company and the Subsidiaries as determined in accordance with GAAP for the most-recently ended four fiscal quarter period ended on or prior to such date of determination from its

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 113 obligation under the Guaranty Agreement (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender), (ix) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class, (x) change the payment waterfall provisions of Section 2.20(e) or 8.04 without the written consent of each Lender or (xi) subordinate any Lien or payment right of any Lender without the written consent of each such Lender; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank, any Foreign Currency Lender, or any Swingline Lender without the prior written consent of the Administrative Agent, such Issuing Bank, such Foreign Currency Lender, or such Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Foreign Currency Lenders but not any other Lenders, may be effected by an agreement or agreements in writing entered into by the Borrowers and requisite percentage in interest of the affected Foreign Currency Lenders; provided further that no such agreement shall amend or modify the provisions of Section 2.05 or any letter of credit application and any bilateral agreement between any Borrower and any Issuing Bank regarding such Issuing Bank's Letter of Credit Commitments or the respective rights and obligations between the Borrowers and such Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and the Issuing Bank, respectively; provided further that any Fee Letter, Swap Agreement or other bilateral agreement between one or more Loan Parties and any Credit Party may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. It is understood that any change to Section 2.20 shall require the consent of the Administrative Agent, the Issuing Banks and the Swingline Lenders. (c) Administrative Corrections. Notwithstanding anything to the contrary herein, the Administrative Agent and applicable Loan Parties may amend, modify or supplement this Agreement or any other Loan Document to cure or correct administrative errors or omissions, any ambiguity, omission, defect or inconsistency or to effect administrative changes, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender and such amendment shall become effective without any further consent of any other party to such Loan Document; provided that the Administrative Agent shall give each Lender notice of any such amendment, modification or supplement. Section 10.03 Expenses; Limitation of Liability; Damage Waiver. (a) Expenses. The Borrowers shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent, the Sustainability Structuring Agent and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Sustainability Structuring Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Sustainability Structuring Agent, any Issuing Bank, any Swingline Lender or any Lender (provided that counsel fees for any Lender shall be as provided herein), including the fees, charges and disbursements of any counsel for the Administrative Agent, the Sustainability Structuring Agent, any Issuing Bank or any Swingline Lender and the fees, charges and disbursements of one primary counsel for the Lenders other than the Administrative Agent in its capacity as a Lender (absent an actual or perceived conflict of interest, in which case the Borrowers shall pay the fees, charges, and disbursements of separate counsel for each Lender so affected) and one local counsel in each appropriate jurisdiction, in connection with the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 114 enforcement or protection of its rights in connection with the Loan Documents, including their rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Limitation of Liability. To the extent permitted by applicable law (i) no Loan Party shall assert, and each Loan Party hereby waives, any claim against the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a "Lender-Related Person") for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet); provided, that, the foregoing limitation will not, as to any Lender-Related Person, apply to Liabilities or related expenses to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise or result from the willful misconduct, gross negligence or bad faith of such Lender-Related Person, and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 10.03(b) shall relieve the Borrowers and each Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 10.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (c) Indemnity. Each Borrower shall indemnify the Administrative Agent, each Arranger, each Syndication Agent, each Co-Documentation Agent, the Issuing Banks, the Swingline Lenders, and each Lender, and each Related Party of any of the foregoing Persons (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective Obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Company or any of the Subsidiaries of the Company, or any environmental liability related in any way to the Company or any of the Subsidiaries of the Company, (iv) the failure (whether due to currency fluctuations or otherwise) to pay any Loan or LC Disbursement originally denominated in a Foreign Currency, or any interest thereon, in the Foreign Currency in which such Loan was originally made or applicable Letter of Credit issued (notwithstanding whether such Loan or LC Disbursement was converted to, or repaid in, Dollars as permitted by this Agreement), or (v) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by any Borrower or any other Loan Party or its or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any Subsidiary of the Company, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or bad faith of such Indemnitee. This Section 10.03(c) shall not apply with respect to Taxes

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 115 other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH INDEMNITEE SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNITEE. (d) Lender Reimbursement. Each Lender severally agrees to pay any amount required to be paid by the Borrowers under paragraphs (a), (b) or (c) of this Section 10.03 to the Administrative Agent, each Issuing Bank and each Swingline Lender, and each Related Party of any of the foregoing Persons (each, an "Agent-Related Person") (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Applicable Percentage in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date) and agrees to indemnify and hold each Agent-Related Person harmless, from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Liability or related expense, as the case may be, was incurred by or asserted against such Agent-Related Person in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from such Agent-Related Person's gross negligence, willful misconduct or bad faith. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (e) Payment. All amounts due under this Section shall be payable not later than 10 days after written demand therefor. Section 10.04 Successors and Assigns. (a) Successors and Assigns. The provisions of this Agreement are binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit, any Affiliate of a Lender who is owed any of the Obligations and any Indemnitee), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit, any Affiliate of a Lender who is owed any of the Obligations and any Indemnitee), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 116 (b) Assignment. (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Company, provided that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default exists, any other Person; provided, further, that the Company shall be deemed to have consented to any assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof; (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender, or an Approved Fund (as defined below); and (C) each Swingline Lender and Issuing Bank, provided that no consent of the Swingline Lenders or the Issuing Banks shall be required for an assignment to a Lender. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender, an Approved Fund, or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Company and the Administrative Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default exists; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500 (and notwithstanding any provision to the contrary, no Loan Party shall be required to pay for or reimburse any such parties for any such fee); (D) if an assignment or transfer does not include an amount outstanding from a Borrower of at least 100,000 Euros (or its equivalent in other currencies) (or such other amount as may be required from time to time in order for the assignee not to form part of the 'public' as referred to in the Capital Requirements Regulation (No. 575/2013), as amended), the assignee shall confirm in the relevant Assignment and Assumption that it meets the applicable criterion and does not form part of the 'public'; and (E) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 117 Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrowers, the Loan Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee's compliance procedures and applicable laws, including Federal and state securities laws. For the purposes of this Section 10.04(b), the term "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. Notwithstanding the foregoing, no assignment under this Section 10.04 shall be made to (w) the Company or any of the Company's Affiliates or Subsidiaries, (x) any Defaulting Lender or any of its subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (x) or (y) a natural person (or a holding company, investment vehicle, or trust for or owned or operated for the primary benefit of a natural person). (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error and each Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to this Agreement or any other Loan Document, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 118 therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (vi) Promptly upon the written request of any Person that becomes a Lender on a date that is six (6) months after the Effective Date, the Dutch Loan Parties shall either obtain a reliance letter or similar written confirmation from legal counsel for the Dutch Loan Parties stating that such Lender may rely on the legal opinion delivered by the legal counsel for Dutch Loan Parties on the Effective Date or obtain a new legal opinion acceptable to such Lender and the Administrative Agent. The Borrowers shall promptly pay all reasonable costs and expenses incurred by the Administrative Agent and such Lender as a result of the foregoing (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent). (c) Participations. Any Lender may, without the consent of any Borrower, the Administrative Agent, the Issuing Banks or the Swingline Lenders, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein, including the requirements under Section 2.16(f) (it being understood that documentation required under Section 2.16(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender. (i) A Participant shall not be entitled to receive any greater payment under Sections 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(e) as though it were a Lender. (ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 119 registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Pledge. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Voting Participants. Notwithstanding anything to the contrary in this paragraph, any Farm Credit Lender that (i) has purchased a participation in the minimum aggregate amount of $10,000,000 on or after the Effective Date, (ii) is, by written notice to the Company and the Administrative Agent ("Voting Participant Notification"), designated by the selling Lender (including any existing Voting Participant) as being entitled to be accorded the rights of a Voting Participant hereunder and (iii) receives the prior written consent of the Company and the Administrative Agent, in their sole discretion, to become a Voting Participant (such consent to be required only to the extent and under the circumstances it would be required if such Voting Participant were to become a Lender pursuant to an assignment in accordance with Section 10.04(b)) (any Farm Credit Lender so designated and consented to being called a "Voting Participant"), shall be entitled to vote for so long as such Farm Credit Lender owns such participation and notwithstanding any subparticipation by such Farm Credit Lender (and the voting rights of the selling Lender (including any existing Voting Participant) shall be correspondingly reduced), on a Dollar for Dollar basis, as if such participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (x) state the full name, as well as all contact information required of an assignee in an Assignment and Assumption and (y) state the Dollar Amount of the participation purchased in its Revolving Commitment, its Foreign Currency Commitment or any or all of its Loans. The selling Lender (including any existing Voting Participant) and the purchasing Voting Participant shall notify the Administrative Agent and the Company within 3 Business Days' of any termination of, or reduction or increase in the amount of, such participation. The Loan Parties and the Administrative Agent shall be entitled to conclusively rely on information contained in notices delivered pursuant to this paragraph. The voting rights hereunder are solely for the benefit of the Voting Participant and shall not inure to any assignee or participant of the Voting Participant that is not a Farm Credit Lender. As used in this paragraph, a "Farm Credit Lender" means a lending institution organized and existing pursuant to the provisions of the Farm Credit Act of 1971 and under the regulation of the Farm Credit Administration. Section 10.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Obligations have been Fully Satisfied. The provisions of Sections 2.14, 2.15, 2.16 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 120 contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. Section 10.06 Counterparts; Integration; Effectiveness; Amendment and Restatement. This Agreement and each other Loan Document may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreement with respect to fees payable to the Administrative Agent embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an "Ancillary Document") that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrowers and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrowers and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person's business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent's and/or any Lender's reliance on or use of Electronic Signatures and/or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 121 transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrowers and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. This Agreement amends and restates in its entirety the Existing Agreement. The execution of this Agreement and the other Loan Documents executed in connection herewith does not extinguish the Obligations outstanding in connection with the Existing Agreement nor does it constitute a novation with respect to such Obligations. For all matters arising prior to the Effective Date (including the accrual and payment of interest and fees, and matters relating to indemnification and compliance with financial covenants), the terms of the Existing Agreement and the "Loan Documents" as defined in the Existing Agreement (as each is unmodified by this Agreement) shall control and are hereby ratified and confirmed. Section 10.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 10.08 Right of Setoff. If an Event of Default exists, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, such Issuing Bank or any such Affiliate, to or for the credit or the account of the Borrowers against any and all of the Obligations held by such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or such Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and Issuing Bank agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 10.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) Governing Law. This Agreement and the other Loan Documents shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 122 (b) Lenders. Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Lender relating to this Agreement, any other Loan Document or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. (c) Jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY (AND ANY SUCH CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS BROUGHT AGAINST THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES MAY ONLY) BE HEARD AND DETERMINED IN SUCH FEDERAL (TO THE EXTENT PERMITTED BY LAW) OR NEW YORK STATE COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWERS, ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (d) Venue. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (f) Process Agent. Each Loan Party hereby irrevocably designates, appoints and empowers the Company (at the Company's address noted in Section 10.01 above) as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. The Company accepts such appointment and the similar appointments contained in the other Loan Documents (including Section 29 of the Guaranty Agreement) and agrees to so act on the behalf of each Loan Party hereunder and under the other Loan Documents until the Full Satisfaction of the Obligations. If for any reason the Company shall cease to be available to act as such,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 123 each Loan Party agrees to designate a new designee, appointee and agent in the United States on the terms and for the purposes of this provision satisfactory to the Administrative Agent under this Agreement. Section 10.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 10.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 10.12 Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulating authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder or under any other Loan Document, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrowers or their Subsidiaries or the credit facilities provided for herein or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, (h) with the consent of the Company or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis from a source other than a Borrower. For the purposes of this Section, "Information" means all information received from any Loan Party relating to any Loan Party, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the applicable Loan Party and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from a Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 124 Section 10.13 Maximum Interest Rate. (a) Limitation to Maximum Rate; Recapture. No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any obligation under the Loan Documents shall exceed the Maximum Rate, thereby causing the interest accruing on such obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such obligation shall not reduce the rate of interest on such obligation below the Maximum Rate until the aggregate amount of interest accrued on such obligation equals the aggregate amount of interest which would have accrued on such obligation if the Contract Rate for such obligation had at all times been in effect. As used herein, the term "Maximum Rate" means, at any time with respect to any Lender, the maximum rate of nonusurious interest under applicable law that such Lender may charge the Borrowers. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to any Borrower at the time of such change in the Maximum Rate. (b) Cure Provisions. No provision of any Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and no Borrower nor any surety, guarantor, successor, or assign of any Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the obligations outstanding hereunder, and, if the principal of the obligations outstanding hereunder has been paid in full, any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrowers and each Lender shall, to the extent permitted by applicable law, (a) characterize any non principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the obligations outstanding hereunder so that interest for the entire term does not exceed the Maximum Rate. Section 10.14 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Administrative Agent or any Lender shall have the right to act exclusively in the interest of the Administrative Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Loan Party, any of their respective Equity Interest holders or any other Person. Section 10.15 No Fiduciary Duty. Each Borrower acknowledges and agrees, and acknowledges its subsidiaries' understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm's length contractual counterparty to the Loan Parties with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrowers or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising any Loan Party as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Borrower shall consult with its own

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 125 advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to such Loan Party with respect thereto. The Borrowers further acknowledges and agrees, and acknowledges its Subsidiaries' understanding, that each Credit Party, together with its affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Loan Parties and other companies with which the Loan Parties may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. In addition, each Borrower acknowledges and agrees, and acknowledges its subsidiaries' understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which such Borrower may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Loan Parties by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Loan Parties in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Loan Party, confidential information obtained from other companies. Section 10.16 Equitable Relief. Each Borrower recognizes that in the event any Loan Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. Each Borrower therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Required Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Section 10.17 Construction. The Company, each other Loan Party (by its execution of the Loan Documents to which it is a party), the Administrative Agent and each Lender acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto. Section 10.18 Independence of Covenants. All covenants under the Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists. Section 10.19 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act") notifies each Loan Party that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Loan Party, which information includes the name and address of the Loan Party and other information that will allow such Lender to identify the Loan Party in accordance with the Act.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 126 Section 10.20 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrowers in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such Agreement Currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable law). Section 10.21 Code of Banking Practice (2003) Australia. The parties agree that the Code of Banking Practice (2003) Australia does not apply to any accommodation provided to any Borrower under the Loan Documents. Section 10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 10.23 [Reserved].

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 127 Section 10.24 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Signatures on following pages.]

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written. VALMONT INDUSTRIES, INC., as a Borrower By: /s/ Avner M. Applbaum Name: Avner M. Applbaum Title: Executive Vice President & Chief Financial Officer VALMONT INDUSTRIES HOLLAND B.V., as a Borrower By: /s/ Timothy P. Francis Name: Timothy P. Francis Title: Director B By: /s/ Roger Andrew Massey Name: Roger Andrew Massey Title: Director A Signed sealed and delivered by Valmont Group Pty Ltd. ACN142 189 295 in accordance with s127 of the Corporations Act 2001 (Cth) in the presence of: VALMONT GROUP PTY LTD., as a Borrower By: /s/ Timothy P. Francis Name: Timothy P. Francis Title: Director By: /s/ Roger Andrew Massey Name: Roger Andrew Massey Title: Director

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page JPMORGAN CHASE BANK, N.A., individually as a Lender, the Swingline Lender, an Issuing Bank, and as the Administrative Agent By /s/ Peter Predun Name: Peter Predun Title: Authorized Officer

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page J.P. MORGAN SECURITIES LLC, as Sustainability Structuring Agent By: /s/ Ana Silva Name: Ana Silva Title: Authorized Officer

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page Bank of America, N.A., as a Lender By: /s/ Michael Contreras Name: Michael Contreras Title: Director

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page CITIBANK, N.A., as a Lender By: /s/ Hans Lin Name: Hans Lin Title: Director

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page U.S. Bank National Association, as a Lender By: /s/ Roberta J. Gibson Name: Roberta J. Gibson Title: Vice President

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page Wells Fargo Bank N.A., as a Lender By: /s/ Sean O’Connell Name: Sean O’Connell Title: Vice President

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender By: /s/ Robert Grillo Name: Robert Grillo Title: Executive Director

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender By: /s/ Pacella Lehane Name: Pacella Lehane Title: Executive Director By: /s/ Kevin Chambers Name: Kevin Chambers Title: Vice President

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: /s/ Rebecca Kratz Name: Rebecca Kratz Title: Authorized Signatory

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Signature Page First National Bank of Omaha, as a Lender By: /s/ David S. Erker Name: David S. Erker Title: Vice President

SCHEDULE 1.01 TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT EXISTING LETTERS OF CREDIT LC Number Applicable Borrower Beneficiary Amount 914236 Valmont Industries, Inc. Bank of Montreal C$743,418.10 208500 Valmont Industries, Inc. Liberty Mutual Insurance $162,000.00

SCHEDULE 1.01(B) TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT SUSTAINABILITY TABLE KPI Metrics Baseline Annual Sustainability Targets and Thresholds Term Benchmark and RFR Spread and ABR Spread Adjustment Commitment Fee Rate Adjustment 2018 CY2022 CY2023 CY2024 CY2025 Carbon Intensity 78.13 MT/$M Revenue < 73.24 < 72.25 < 71.22 < 70.24 Carbon Intensity Target -.025% -0.005% > 76.90 > 75.86 > 74.78 > 73.75 Carbon Intensity Threshold +.025% +0.005% Electricity Goal 67.84 MWH/$M Revenue < 60.54 < 58.73 < 56.97 < 55.26 Electricity Goal Target -.025% -0.005% > 63.57 > 61.67 > 59.82 > 58.02 Electricity Goal Threshold +.025% +0.005%

SCHEDULE 2.01 TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT COMMITMENTS Lender Revolving Commitment Foreign Currency Commitment JPMorgan Chase Bank, N.A. $110,000,000 $55,000,000 Bank of America, N.A. $110,000,000 $55,000,000 Citibank, N.A. $110,000,000 $55,000,000 U.S. Bank National Association $110,000,000 $55,000,000 Wells Fargo Bank, N.A. $110,000,000 $55,000,000 Australia and New Zealand Banking Group Limited $75,000,000 $37,500,000 Coöperatieve Rabobank U.A., New York Branch $65,000,000 $32,500,000 Goldman Sachs Lending Partners LLC $65,000,000 $32,500,000 First National Bank of Omaha $45,000,000 $22,500,000 TOTAL $800,000,000 $400,000,000

SCHEDULE 2.01(B) TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT SWINGLINE COMMITMENTS Lender Swingline Commitment JPMorgan Chase Bank, N.A. $25,000,000 TOTAL $25,000,000

SCHEDULE 2.01(C) TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT LETTER OF CREDIT COMMITMENTS Lender Letter of Commitment Commitments JPMorgan Chase Bank, N.A. $15,000,000 Bank of America, N.A. $15,000,000 Citibank, N.A. $15,000,000 U.S. Bank National Association $15,000,000 Wells Fargo Bank, N.A. $15,000,000 TOTAL $75,000,000

SCHEDULE 3.12
TO
VALMONT INDUSTRIES, INC.
CREDIT AGREEMENT

SUBSIDIARIES

Name of Subsidiary	State or Country of Incorporation	Ownership Percentage	Indicate if a Material Subsidiary
AgSense, LLC	South Dakota	51%	
Aircon Guardrails Private Limited	India	100%	
American Galvanizing	New Jersey	100%	
Armorflex International Limited	New Zealand	100%	
Convert Italia S.p.A.	Italy	100%	
Delta Electrical & Engineering B.V.	The Netherlands	100%	
Delta Ltd.	United Kingdom	100%	
George Industries, Inc.	California	100%	
Industrial Galvanizers America Holdings, Inc.	Delaware	100%	
Locker Group Holdings Pty. Ltd.	Australia	100%	
Matco Sevices, Inc.	Delaware	100%	
Pure Metal Galvanizing, ULC	Canada	100%	
Stainton Metal Co, Ltd.	United Kingdom	100%	
Tehomet Oy	Finland	70%	
Tehomet Baltic Ou	Estonia	70%	
Valley Irrigation South Africa,(PTY) Ltd.	South Africa	60%	
Valmont Australia Irrigation Pty. Ltd.	Australia	100%	
Valmont Coatings, Inc.	Delaware	100%	
Valmont France S.A.S.	France	100%	
Valmont Group Holdings Pty. Ltd.	Australia	100%	
Valmont Industria e Comercio, Ltda.	Brazil	90%	
Valmont Industries (China) Co.,Ltd.	China	100%	
Valmont Industries (Guangdong), Ltd.	China	100%	
Valmont Industries (Shandong), Ltd.	China	100%	
Valmont Industries de Argentina S.A.	Argentina	99%	
Valmont Industries Holland B.V.	The Netherlands	100%	
Valmont International Corp.	Texas	100%	
Valmont Investimentos Ltda.	Brazil	100%	
Valmont Middle East FZE	United Arab Emirates	100%	
Valmont Monterrey S. de R.L. de C.V.	Mexico	100%	
Valmont Newmark, Inc.	Delaware	100%	X
Valmont Nederland B.V.	The Netherlands	100%	
Valmont Polska Sp.z o.o	Poland	100%	
Valmont Queensland Pty. Ltd.	Australia	100%	X
Valmont S.A.U.	Spain	100%	
Valmont SM A/S	Denmark	95%	
Valmont Sarl	Morocco	100%	
Valmont Singapore Pte. Ltd.	Singapore	100%	X
Valmont Structures Private Limited	India	100%	
Valmont Telecommunications, Inc.	Delaware	100%	X
Valmont U.K. Ltd.	United Kingdom	100%

Valmont West Coast Engineering LTD Canada 80% Walpar LLC Alabama 100% Westcoast Engineering Group, Ltd. Canada 80% West Coast Engineering, Inc Washington 80% __________________________ *Stock options and restricted stock have been granted by the Company (and are currently outstanding) pursuant to shareholder approved stock plans.

SCHEDULE 6.01 TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT EXISTING INDEBTEDNESS 1. Indebtedness arising in connection with the Senior Notes. 2. Indebtedness of Valmont Industria e Comercio LTD (Brazil) of $7,162,848. 3. Indebtedness of Valmont SM (Denmark) in the aggregate principal amount of $1,221,137 as of June 26, 2021. Miscellaneous indebtedness in the aggregate principal amount of $67,427 as of June 26, 2021.

SCHEDULE 6.02
TO
VALMONT INDUSTRIES, INC.
CREDIT AGREEMENT

EXISTING LIENS

1. The security interests perfected by the following UCC-1 financing statements:

Secured Party	File Number	File Date	Collateral
DEBTOR: VALMONT INDUSTRIES, INC.			
Jurisdiction: Delaware Secretary of State			
HYG Financial Services, Inc.	51665521	05/31/05	Leased equipment
HYG Financial Services, Inc.	51763276	06/08/05	Leased equipment
HYG Financial Services, Inc.	2007 0435460	02/02/07	Leased equipment
HYG Financial Services, Inc.	2009 0053436	01/07/09	Leased equipment
HYG Financial Services, Inc.	2010 2915811	08/19/10	Leased equipment
HYG Financial Services, Inc.	2012 3441278	09/06/12	Leased equipment
De Lage Landen Financial Services, Inc.	2012 4590438	11/29/12	Specific equipment
De Lage Landen Financial Services, Inc.	2013 0789223	02/28/13	Specific equipment
HYG Financial Services, Inc.	2013 0790163	02/28/13	Leased equipment
Carlson Systems LLC	2013 2937879	07/29/13	Specific equipment
Taylor Leasing Corporation	2013 4269511	10/31/13	Leased equipment
Lincoln Electric Company	2014 0173724	01/14/14	Specific equipment
Lincoln Electric Company	2014 0196808	01/15/14	Specific equipment
HYG Financial Services, Inc.	2014 0388769	01/30/14	Leased equipment
HYG Financial Services, Inc.	2015 0710821	02/19/15	Leased equipment
U.S. Bank Equipment Finance	2016 1830288	03/28/16	Specific equipment
Taylor Leasing Corporation	2016 6588451	10/26/16	Leased equipment
Wells Fargo Bank, N.A.	2016 7272048	11/23/16	Specific equipment
Toyota Industries Commercial Finance, Inc.	2016 7782301	12/15/16	Specific equipment
Wells Fargo Bank, N.A.	2017 0174067	01/09/17	Specific equipment
U.S. Bank Equipment Finance	2017 0300316	01/13/17	Specific equipment
Wells Fargo Bank, N.A.	2017 1236956	02/23/17	Specific equipment
HYG Financial Services, Inc.	2017 1900726	03/23/17	Leased equipment
De Lage Landen Financial Services, Inc.	2017 3626501	06/02/17	Specific equipment
Wells Fargo Bank, N.A.	2017 6161357	09/15/17	Specific equipment
TCF Equipment Finance	2017 6481029	09/28/17	Specific equipment
Bank of the West	2017 6972258	10/19/17	Specific equipment
De Lage Landen Financial Services, Inc.	2017 8419840	12/19/17	Specific equipment
TCF Equipment Finance	2018 0691663	01/30/18	Specific equipment
Bank of the West	2018 0759114	02/01/18	Specific equipment
De Lage Landen Financial Services, Inc.	2018 3280290	05/14/18	Specific equipment
TCF Equipment Finance	2018 3396500	05/18/18	Specific equipment
TCF Equipment Finance	2018 4244063	06/21/18	Specific equipment
De Lage Landen Financial Services, Inc.	2018 5919291	08/27/18	Specific equipment

Secured Party	File Number	File Date	Collateral
Wells Fargo Bank, N.A.	2018 6020842	08/31/18	Specific equipment
Citibank, N.A.	2018 6903450	10/05/18	Specific collateral
KLC Financial, Inc. and Citizens State Bank	2018 7421783	10/25/18	Leased equipment
Taylor Leasing Corporation	2018 8288199	11/30/18	Leased equipment
De Lage Landen Financial Services, Inc.	2018 8377471	12/04/18	Specific equipment
U.S. Bank Equipment Finance	2019 0852546	02/06/19	Specific equipment
Wells Fargo Bank, N.A.	2019 1169411	02/19/19	Specific equipment
C T Corporation System	2019 1407233	02/28/19	Specific equipment
Wells Fargo Bank, N.A.	2019 3469249	05/20/19	Specific equipment
TCF Equipment Finance	2019 3939050	06/07/19	Specific equipment
Citibank, N.A.	2019 4023656	06/11/19	Specific collateral
CHG-Meridian USA Corp. and TCF Equipment Finance	2019 4991001	07/18/19	Specific equipment
TCF Equipment Finance	2019 8308285	11/22/19	Specific equipment
Bank of the West	2020 1296088	02/21/20	Specific equipment
TCF National Bank	2020 3213255	05/06/20	Specific equipment
Wells Fargo Bank, N.A.	2020 4077048	06/11/20	Specific equipment
Bank of America, N.A.	2020 4426328	06/26/20	Specific collateral
U.S. Bank Equipment Finance	2020 4600922	07/03/20	Specific equipment
Bank of the West	2020 4686426	07/07/20	Specific equipment
U.S. Bank Equipment Finance	2020 4882967	07/15/20	Specific equipment
CIT Bank, N.A.	2020 5145646	07/27/20	Leased equipment
Bank of the West	2020 9112725	12/23/20	Specific equipment
Taylor Leasing Corporation	2021 1163097	02/11/21	Leased equipment
HYG Financial Services, Inc.	2021 3203057	04/26/21	Leased equipment
Wells Fargo Bank, N.A.	2021 4353729	06/04/21	Specific equipment
Wells Fargo Vendor Financial Services, LLC	2021 4714730	06/17/21	Leased equipment
Bank of the West	2021 7167431	09/09/21	Specific equipment
DEBTOR: VALMONT COATINGS, INC.			
Jurisdiction: Delaware Secretary of State			
HYG Financial Services, Inc.	2012 3511740	09/12/12	Leased equipment
Wells Fargo Bank, N.A.	2020 2987370	04/27/20	Specific equipment
Citibank, N.A.	2020 5454535	08/07/20	Specific collateral
DEBTOR: VALMONT NEWMARK, INC.			
Jurisdiction: Delaware Secretary of State			
HYG Financial Services, Inc.	2015 2191699	05/21/15	Leased equipment
Bank of America, N.A.	2020 4427730	06/26/20	Specific collateral
MI-Jack Products, Inc.	2021 4760451	06/18/21	Specific equipment
DEBTOR: VALMONT TELECOMMUNICATIONS, INC.			
Jurisdiction: Delaware Secretary of State			
Citibank, N.A.	2018 6776534	10/01/18	Specific collateral

SCHEDULE 6.04 TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT EXISTING INVESTMENTS, LOANS AND GUARANTEES 1. Investments, loans or guarantees with respect to the following non-consolidated subsidiaries as of June 29, 2017: Investment in Suntime (China) $242,207

4835-8919-5724v.21 58437-5 SCHEDULE 6.05 TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT PERMITTED ASSET DISPOSITIONS 1. Access systems manufacturing assets currently held by Locker Group Pty Ltd and Webforge Australia Pty. Limited that have a potential sale price of up to AUD120M.

4835-8919-5724v.21 58437-5 SCHEDULE 6.09 TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT EXISTING RESTRICTIONS None.

EXHIBIT A, Form of Assignment and Assumption – Cover Page EXHIBIT A TO VALMONT INDUSTRIES, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT FORM OF ASSIGNMENT AND ASSUMPTION 4830-5752-6351v.3 58437-5

EXHIBIT A, Form of Assignment and Assumption – Page 1 ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]1] 3. Borrowers: Valmont Industries, Inc. and certain of its Subsidiaries 4. Administrative Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement 5. Credit Agreement: The $800,000,000 Second Amended and Restated Credit Agreement dated as of October 18, 2021 among Valmont Industries, Inc., certain of its Subsidiaries, the Lenders parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents parties thereto 1 Select as applicable.

EXHIBIT A, Form of Assignment and Assumption – Page 2 6. Assigned Interest: Facility Assigned Aggregate Amount of Commitment/Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans2 $ $ % $ $ % $ $ % Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrowers and their respective affiliates, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee's compliance procedures and applicable laws, including Federal and state securities laws. The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Title: 2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

EXHIBIT A, Form of Assignment and Assumption – Page 3 [Consented to and]3 Accepted: [NAME OF ADMINISTRATIVE AGENT], as Administrative Agent By: Title: [Consented to:]4 [NAME OF RELEVANT PARTY] By: Title: 3 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 4 To be added only if the consent of the Company and/or other parties (e.g. Swingline Lender or Issuing Bank) is required by the terms of the Credit Agreement.

ANNEX I to EXHIBIT A, Standard Terms and Conditions for Assignment and Assumption – Page 1 ANNEX 1 CREDIT AGREEMENT PROVIDED TO VALMONT INDUSTRIES, INC. STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of the Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Company, any of the Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, the Assignor or any other Lender or any of their respective Related Parties, and (vi) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Arranger, Syndication Agent or Co- Documentation Agent, the Assignor or any other Lender or any of their Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. The Assignee represents and warrants as of the Effective Date to the Administrative Agent, the Assignor and the respective Affiliates of each, and not, for the avoidance of doubt, for the benefit of the Borrower or any other Loan Party, that the Assignee is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the

ANNEX I to EXHIBIT A, Standard Terms and Conditions for Assignment and Assumption – Page 2 Code; (3) an entity deemed to hold "plan assets" of any such plans or accounts for purposes of ERISA or the Code; or (4) a "governmental plan" within the meaning of ERISA. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Approved Electronic Platform shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

EXHIBIT B, Form of Compliance Certificate – Cover Page EXHIBIT B TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT FORM OF COMPLIANCE CERTIFICATE

EXHIBIT B, Form of Compliance Certificate – Page 1 COMPLIANCE CERTIFICATE for the quarter ending __________ __, _____ To: JPMorgan Chase Bank, N.A. 10 South Dearborn Street, L2 Chicago, IL 60603 Attention: Loan and Agency and Michael Stevens Phone: (312) 732-6468 Facsimile: 888-499-5663 email: jpm.agency.cri@jpmorgan.com and each Lender Ladies and Gentlemen: This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 5.01(c) of that certain Second Amended and Restated Credit Agreement (as amended, the "Agreement") dated as of October 18, 2021, among Valmont Industries, Inc. and certain of its Subsidiaries (collectively, the "Borrowers"), JPMorgan Chase Bank, N.A., as administrative agent, and the Lenders named therein. All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement. The undersigned, an authorized financial officer of the Company in his capacity as such financial officer and not in his individual capacity, does hereby certify to the Administrative Agent and the Lenders that: 1. DEFAULT No Default has occurred or, if a Default has occurred, I have described on the attached Exhibit A the nature thereof and the steps taken or proposed to remedy such Default. Compliance 2. SECTION 5.01 - Financial Statements and Records (a) Annual audited financial statements of the Company on a consolidated basis within 90 days after the end of each fiscal year end (together with Compliance Certificate). Yes No N/A (b) Quarterly unaudited financial statements of the Company on a consolidated basis within 45 days after each of the first three fiscal quarter ends (together with Compliance Certificate). Yes No N/A 3. SECTION 5.10 - Additional Subsidiaries Joinder of new Domestic Subsidiaries promptly after they are formed or acquired and become Material Subsidiaries. Yes No N/A Joinder of any Subsidiary promptly after such Subsidiary guarantees any of the Indebtedness under the Senior Notes. Yes No N/A

EXHIBIT B, Form of Compliance Certificate – Page 2 4. SECTION 7.01 -Leverage Ratio (a) Total Indebtedness as of fiscal quarter end $________ (i) Unrestricted Cash in excess of $50,000,000 (not to exceed $500,000,000) $________ (ii) Net Total Indebtedness: Total of (a) minus (i) $________ (b) EBITDA (i) net income $________ (ii) to the extent deducted in determining net income: (A) Interest Expense $________ (B) depreciation $________ (C) amortization $________ (D) income and franchise tax expenses $________ (E) any extraordinary, non-recurring or unusual non- cash charges $________ (F) goodwill and other intangible impairment charges $________ (G) non-recurring cash and non-cash restructuring costs for each restructuring (not to exceed the Dollar Amount of $75,000,000 in any period of twelve calendar months then ended) $________ (H) stock based compensation $________ (iii) to the extent included in determining net income, any extraordinary, non-recurring or unusual non-cash gains $(________) (v) EBITDA: Total of Lines (i) through (iii) $________ (c) Line 4(a)(ii) ÷ Line 4(b)(v) ___ to 1.00 (d) Maximum Leverage Ratio permitted by Credit Agreement (except as permitted in line (e) below) 3.50 to 1.00 Yes No (e) Upon the consummation of a Material Acquisition and during the Increase Period, the Leverage Ratio, the Maximum Leverage Ratio permitted by the Credit Agreement: 3.75 to 1.00 Yes No 6. DETERMINATION OF APPLICABLE RATE (a) Adjustment to margin and fees required (see pricing grid on Schedule 1) Yes No (b) If adjustment required, set forth below new margins and fees (i) ABR Spread _______% (ii) Commitment Fee Rate _______% (iii) Term Benchmark and RFR Spread _______% 7. ATTACHED SCHEDULES Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct in all material respects. 8. FINANCIAL STATEMENTS

EXHIBIT B, Form of Compliance Certificate – Page 3 The financial statements attached hereto were prepared in accordance with GAAP and fairly present in all material respects (subject to year end audit adjustments and absence of footnotes) the financial condition and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein. 9. CONFLICT In the event of conflict between this Certificate and the Credit Agreement, the Credit Agreement shall control. IN WITNESS WHEREOF, the undersigned has executed this Certificate effective as of the date first written above. Valmont Industries, Inc. By: Name: Title:

EXHIBIT B, Schedule 1 – Solo Page SCHEDULE 1 TO COMPLIANCE CERTIFICATE Index Debt: Term Benchmark and RFR Spread ABR Spread Commitment Fee Rate Category 1: A-/A3 or higher 1.000% 0.000% 0.100% Category 2: BBB+/Baa1 1.125% 0.125% 0.125% Category 3: BBB/Baa2 1.250% 0.250% 0.150% Category 4: BBB-/Baa3 1.375% 0.375% 0.200% Category 5: BB+/Ba1 or lower 1.625% 0.625% 0.250%

EXHIBIT C, Guaranty Agreement – Cover Page EXHIBIT C TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT GUARANTY AGREEMENT

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 1 EXECUTION VERSION THIRD AMENDED AND RESTATED GUARANTY AGREEMENT WHEREAS, VALMONT INDUSTRIES, INC. (the "Company") has entered into that certain Second Amended and Restated Credit Agreement dated October 18, 2021 among the Company, VALMONT INDUSTRIES HOLLAND B.V., VALMONT GROUP PTY LTD., and any other Subsidiary of the Company that may become party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (the "Administrative Agent") (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement", and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement); WHEREAS, the execution of this Third Amended and Restated Guaranty Agreement, dated as of October 18, 2021, is a condition to the Administrative Agent's and each Lender's obligations under the Credit Agreement; NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, each of the undersigned Subsidiaries of the Company, and any Subsidiary hereafter added as a "Guarantor" hereto pursuant to a Subsidiary Joinder Agreement in the form attached hereto as Exhibit A (individually a "Guarantor" and collectively the "Guarantors"), hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, irrevocably and unconditionally guarantees to the Credit Parties the full and prompt payment and performance when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms: 1. Guaranteed Indebtedness. The term "Guaranteed Indebtedness", as used herein, means all of the Obligations, as defined in the Credit Agreement. The "Guaranteed Indebtedness" shall include all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Credit Parties in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, any Borrower, any Loan Party or any other guarantor of all or any part of the Obligations, including any and all post-petition interest and expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder (a) subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or under any other applicable state law relating to fraudulent transfers or conveyances or under any applicable foreign law or (b) adjudicated to be invalid or otherwise unenforceable for any reason against any Foreign Loan Party under any applicable foreign law; further provided, however, that the definition of "Guaranteed Indebtedness" shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor. Without limiting the generality of the foregoing, (y) the liability of any Guarantor that is a Singapore Loan Party under this Guaranty Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such Singapore Loan Party's Obligations hereunder subject to avoidance as a transaction at an undervalue under Section 98 of the Singapore Bankruptcy Act (Cap. 20) or an unfair preference under Section 99 of the Singapore Bankruptcy Act (Cap. 20) or subject to avoidance under Section 329 of the Singapore Companies Act (Cap. 20) or subject to avoidance under any other applicable law in effect in Singapore and (z) no Guarantor that is a Dutch Loan Party shall be liable with respect to the Obligations of the other 4830-5752-6351v.3 58437-5

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 2 Loan Parties to the extent that, if it were so liable, such liability would violate section 2:98c or 2:207c DCC. 2. Contribution Agreement. The Guarantors together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty Agreement and the other Loan Documents. Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty Agreement or under the other Loan Documents (a "Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under the Loan Documents in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Adjusted Maximum Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty Agreement determined in accordance with the provisions hereof; provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty Agreement (including, without limitation, in respect of this paragraph 2) and the other Loan Documents. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this paragraph 2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. 3. Absolute and Irrevocable Guaranty. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the Obligations are Fully Satisfied. Each Guarantor waives any right to require any Credit Party to sue any Borrower, or any Guarantor, or any other guarantor of, or any other Person obligated for all or any part of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which any Borrower may have against any Credit Party or any other party, or which any Guarantor may have against any Borrower, any Credit Party or any other party, shall be available to, or shall be asserted by, any Guarantor against any Credit Party or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof other than Full Satisfaction of the Obligations. If the payment of any amount of principal of, interest with respect to or any other amount constituting the Guaranteed Indebtedness, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Administrative Agent or any Credit Party for any reason, then the Guaranteed Indebtedness and all terms and provisions of this Guaranty Agreement will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 3 4. Rights Cumulative. If a Guarantor becomes liable for any indebtedness owing by any Borrower to any Credit Party by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of the Credit Parties hereunder shall be cumulative of any and all other rights that any Credit Party may ever have against such Guarantor. The exercise by any Credit Party of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. 5. Agreement to Pay Guaranteed Indebtedness. In the event of default by any Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Administrative Agent, without notice or demand, in the lawful currency in which such amount is due, and it shall not be necessary for Administrative Agent or any other Credit Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against any Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Administrative Agent and any other Credit Party with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor. Notwithstanding the foregoing, upon payment by such Guarantor of any sums to Administrative Agent or any other Credit Party hereunder, all rights of such Guarantor against any Borrower, any other guarantor or any collateral arising as a result therefrom by way of right of subrogation, reimbursement, contribution or otherwise shall in all respects be subordinate and junior in right of payment to the prior Full Satisfaction of the Obligations. All payments received by the Administrative Agent hereunder shall be applied by the Administrative Agent to payment of the Guaranteed Indebtedness in the order provided for in Section 2.17(f) of the Credit Agreement. 6. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this paragraph 6 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph 6 or otherwise under this Guaranty Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this paragraph 6 shall remain in full force and effect until Full Satisfaction of the Obligations. Each Qualified ECP Guarantor intends that this paragraph 6 constitute, and this paragraph 6 shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. "Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. 7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of a Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Administrative Agent or any other Credit Party.

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 4 8. Obligations Not Impaired. Each Guarantor hereby agrees that its obligations under the Loan Documents shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of a Borrower, or the dissolution, insolvency, or bankruptcy of any Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) the addition of a Borrower in accordance with the Loan Documents or any other renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Administrative Agent or any other Credit Party to any Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Administrative Agent or any other Credit Party to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by any Borrower or any other party to Administrative Agent or any other Credit Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Administrative Agent or any other Credit Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Administrative Agent or any other Credit Party to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of any Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, any Borrower or any other Guarantor (other than the Full Satisfaction of the Obligations). 9. Representations and Warranties. Each Guarantor represents and warrants to Administrative Agent and the Lenders as follows: (a) Credit Agreement Representations. All representations and warranties in the Credit Agreement relating to it (including, without limitation, those representations set forth in Section 3.18) are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date. (b) Independent Analysis. It has, independently and without reliance upon Administrative Agent or any Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 5 (c) Borrower Information. It has adequate means to obtain from each Borrower on a continuing basis information concerning the financial condition and assets of such Borrower and it is not relying upon Administrative Agent or any Lender to provide (and neither the Administrative Agent nor any Lender shall have any duty to provide) any such information to it either now or in the future. (d) Benefit of Guaranty. The value of the consideration received and to be received by each Guarantor as a result of Borrowers' and the Lenders' entering into the Credit Agreement and each Guarantor's executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of each Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit each Guarantor directly or indirectly. The execution, delivery and performance of this Guaranty Agreement is necessary or convenient to the conduct, promotion or attainment of the business of such Guarantor. 10. Covenants of Guarantor. Each Guarantor covenants and agrees that until the Loan Obligations have been Fully Satisfied, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it including, without limitation, Sections 2.17(c) and 10.20 of the Credit Agreement. 11. Right of Set Off. When an Event of Default exists and subject to the terms of Section 2.17 of the Credit Agreement, Administrative Agent and each other Credit Party shall have the right to set-off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Administrative Agent and each other Credit Party to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Administrative Agent or any other Credit Party shall have made any demand under this Guaranty Agreement. Each Credit Party agrees promptly to notify the Company (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of Administrative Agent and other Credit Parties hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Administrative Agent or any other Credit Party may have. 12. Intercompany Subordination. (a) Debt Subordination. Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the Full Satisfaction of the Obligations. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Obligations shall have been Fully Satisfied; except that prior to the occurrence and continuance of an Event of Default, each Debtor shall have the right to make payments and a Guarantor shall have the right to receive payments on the Subordinated Indebtedness from time to time in the ordinary course of business. When an Event of Default exists, no payments may be made or given on the Subordinated Indebtedness, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Obligations shall have been Fully Satisfied. If any sums shall be paid to a Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 6 Guarantor for the benefit of Administrative Agent and the other Credit Parties and shall forthwith be paid to Administrative Agent and applied by Administrative Agent against the Guaranteed Indebtedness in accordance with this Guaranty Agreement. For purposes of this Guaranty Agreement and with respect to a Guarantor, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of any Borrower or any other Guarantor (each Borrower and such other Guarantor herein the "Debtors") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor. (b) Lien Subordination. Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Administrative Agent or any other Credit Party presently exist or are hereafter created or attached. Without the prior written consent of Administrative Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor. (c) Insolvency Proceeding. In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Obligations have been Fully Satisfied. The Administrative Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement. 13. Amendment and Waiver. Except for modifications made pursuant to the execution and delivery of a Subsidiary Joinder Agreement (which needs to be signed only by the Subsidiary party thereto) and the release of any Guarantor from its obligations hereunder (which shall require the consent of all Lenders except as otherwise provided in Section 9.10 of the Credit Agreement); no amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the parties required by Section 10.02(b) of the Credit Agreement. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. 14. Tolling of Statutes of Limitation. To the extent permitted by law, any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrowers or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against Administrative Agent or any other Credit Party shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations. 15. Successor and Assigns. This Guaranty Agreement is for the benefit of the Credit Parties and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 7 assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on each Guarantor, but on each Guarantor's successors and assigns. No Guarantor may assign or otherwise transfer any of its rights or obligations hereunder without prior written consent of each Lender except as otherwise permitted by the Credit Agreement and any attempted assignment or transfer without such consent shall be null and void. 16. Reliance and Inducement. Each Guarantor recognizes that Administrative Agent and the Lenders are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to the Borrowers under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to Administrative Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement or any other Loan Document to which it is a party. 17. Notice. Any notice or demand to any Guarantor under or in connection with this Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of the Company in accordance with the notice provisions in the Credit Agreement. 18. Expenses. The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Administrative Agent and the other Credit Parties in connection with the administration, enforcement, or collection of this Guaranty Agreement. 19. Waiver of Promptness, Diligence, etc. Except as otherwise specifically provided in the Credit Agreement, each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by any Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement. 20. Incorporation of Credit Agreement. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference (including, without limitation, Section 10.03(b) and 10.19 thereof), the same as if stated verbatim herein, and each Guarantor agrees that Administrative Agent and the Lenders may exercise any and all rights granted to any of them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty Agreement. 21. Entire Agreement. This Guaranty Agreement embodies the final, entire agreement of each Guarantor, agent and the other Loan Parties with respect to each Guarantor's guaranty of the Guaranteed Indebtedness and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. This Guaranty Agreement is intended by each Guarantor, Administrative Agent and the other Loan Parties as a final and complete expression of the terms of the Guaranty Agreement, and no course of dealing among any Guarantor, the Administrative Agent and any other Loan Parties, no course of performance, no trade practices, and no evidence of prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this Guaranty Agreement. 22. No Waiver. No failure or delay by the Administrative Agent or any Credit Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 8 discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. 23. Damage Limitation. To the extent permitted by applicable law, each Guarantor agrees that it will not assert, and each Guarantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. 24. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Obligations have been Fully Satisfied. 25. Counterparts. This Guaranty Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Guaranty Agreement. 26. Severability. Any provision of this Guaranty Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 27. Governing Law. This Guaranty Agreement shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law. 28. Jurisdiction. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY AGREEMENT OR ANY

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Page 9 OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. 29. Venue. Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Agreement or any other Loan Document in any court referred to paragraph 28. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 30. Service of Process. Each party to this Guaranty Agreement irrevocably consents to service of process in the manner provided for notices in paragraph 17. Nothing in this Guaranty Agreement or any other Loan Document will affect the right of any party to this Guaranty Agreement to serve process in any other manner permitted by law. Each Guarantor hereby irrevocably designates, appoints and empowers the Company as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. 31. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH. 32. Headings. All paragraph headings used herein are for convenience of reference only, are not part of this Guaranty Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty Agreement. 33. Restatement, Ratification. Each Guarantor previously executed and delivered that certain Second Amended and Restated Guaranty Agreement dated as of October 18, 2017, as amended, restated or otherwise modified through the date hereof, and as ratified through the date hereof (the "Existing Guaranty"). This Guaranty Agreement is an amendment and restatement of the Existing Guaranty. Each Guarantor affirms his guarantee of payment in the Existing Guaranty and agrees that except for the guarantee of payment under the Existing Guaranty, this Guaranty Agreement restates the Existing Guaranty in its entirety. This Guaranty Agreement is not intended as, and shall not be construed as, a release or novation of the guarantor of payment of any Guarantor under the Existing Guaranty. [Remainder of Page Intentionally Left Blank.]

EXECUTED as of the date first written above.

GUARANTORS:

VALMONT INDUSTRIES, INC.

By: ______________________________
Name: Avner M. Applbaum
Title: Chief Financial Officer

VALMONT TELECOMMUNICATIONS, INC.

By: ______________________________
Name: Roger Andrew Massey
Title: Director

VALMONT COATINGS, INC.

By: ______________________________
Name: Roger Andrew Massey
Title: Director

VALMONT NEWMARK, INC.

By: ______________________________
Name: Roger Andrew Massey
Title: Director

Signed sealed and delivered by Valmont Queensland Pty Ltd. ACN 142 183 800 in accordance with s127 of the Corporations Act 2001 (Cth) in the presence of:

VALMONT QUEENSLAND PTY LTD.

By: ______________________________
Name: Timothy P. Francis
Title: Director

By: ______________________________
Name: Roger Andrew Massey
Title: Director

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT, Signature Page

EXHIBIT A to GUARANTY AGREEMENT, Cover Page EXHIBIT A TO GUARANTY AGREEMENT Subsidiary Joinder Agreement

SUBSIDIARY JOINDER AGREEMENT This SUBSIDIARY JOINDER AGREEMENT (the "Agreement") dated as of _______________ __, 202_ is executed by the undersigned (the "Guarantor") for the benefit of JPMORGAN CHASE BANK, N.A., in its capacity as agent for the lenders party to the hereafter identified Credit Agreement (in such capacity herein, the "Agent") and for the benefit of such lenders in connection with that certain Credit Agreement among VALMONT INDUSTRIES, INC. and certain Subsidiaries of VALMONT INDUSTRIES, INC., the LENDERS party thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (the "Agent") (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement", and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement). The Guarantor is required or permitted to execute this Agreement pursuant to Section 5.10 of the Credit Agreement. NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows: 1. The Guarantor hereby assumes all the obligations of a "Guarantor" under the Guaranty Agreement and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Guaranty Agreement as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor irrevocably and unconditionally guarantees to the Agent and the other Credit Parties the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty Agreement) upon the terms and conditions set forth in the Guaranty Agreement. 2. This Agreement shall be deemed to be part of, and a modification to, the Guaranty Agreement and shall be governed by all the terms and provisions of the Guaranty Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Guarantor enforceable against Guarantor. The Guarantor hereby waives notice of Agent's, the Issuing Bank's or any other Credit Parties' acceptance of this Agreement. IN WITNESS WHEREOF, the Guarantor has executed this Agreement as of the day and year first written above. Guarantor: By: Name: Title:

EXHIBIT D TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT FORM OF INCREASED COMMITMENT SUPPLEMENT

EXHIBIT D, Form of Increased Commitment Supplement – Page 1 INCREASED COMMITMENT SUPPLEMENT This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of ____________, ___ and entered into by and among VALMONT INDUSTRIES, INC. (the "Company") and certain Subsidiaries of the Company, each of the banks or other lending institutions which is a signatory hereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., as agent for itself and the other lenders (in such capacity, together with its successors in such capacity, the "Agent"), and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of October 18, 2021 (as amended, the "Credit Agreement"), by and among the Company and certain of the Subsidiaries, the lenders and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement. RECITALS WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrowers and the Lenders are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Revolving Commitments; WHEREAS, each Lender [party hereto and already a party to the Credit Agreement] wishes to increase its Revolving Commitment [, and each Lender, to the extent not already a Lender party to the Credit Agreement (herein a "New Lender"), wishes to become a Lender party to the Credit Agreement];5 WHEREAS, the Lenders are willing to agree to supplement the Credit Agreement in the manner provided herein. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: Section 1. Increase in Revolving Commitments. Subject to the terms and conditions hereof, each Lender severally agrees that its Revolving Commitment shall be increased to [or in the case of a New Lender, shall be] the amount set forth opposite its name on the signature pages hereof. Section 2. [New Lenders. Each New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Company delivered under Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (ii) agrees that it has, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Supplement; (iii) agrees that it will, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it is a "Lender" under the Credit Agreement and will perform in accordance 5Bracketed alternatives should be included if there are New Banks.

EXHIBIT D, Form of Increased Commitment Supplement – Page 2 with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.] Section 3. Representations and Warranties. In order to induce the Lenders to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, each Borrower represents and warrants to Agent and each Lender that (a) the representations and warranties of such Borrower and the Guarantors contained in the Loan Documents are and will be true, correct and complete in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the effective date hereof to the same extent as though made on and as of that date and for that purpose, except to the extent such representations and warranties specifically relate to an earlier date in which case such representations and warranties shall have been true and correct as of such earlier date, this Supplement shall be deemed to be a Loan Document, and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a Default. Section 4. Effect of Supplement. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent, and the Lenders party hereto agree that the Credit Agreement as supplemented hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Credit Agreement shall mean a reference to the Credit Agreement as supplemented hereby. Section 5. Applicable Law. This Supplement shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law. Section 7. Counterparts, Effectiveness. This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Supplement shall become effective upon the execution of a counterpart hereof by the Borrowers, the Lenders and receipt by the Company and the Agent of written or telephonic notification of such execution and authorization of delivery thereof. Section 8. Entire Agreement. This Supplement embodies the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

EXHIBIT D, Form of Increased Commitment Supplement – Page 3 IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. VALMONT INDUSTRIES, INC., as a Borrower By: Name: Title: VALMONT INDUSTRIES HOLLAND B.V., as a Borrower By: Name: Title: By: Name: Title: Signed sealed and delivered by Valmont Group Pty Ltd. ACN142 189 295 in accordance with s127 of the Corporations Act 2001 (Cth) in the presence of: VALMONT GROUP PTY LTD., as a Borrower By: Name: Title: By: Name: Title: New Total Revolving Commitment: $ JPMORGAN CHASE BANK, N.A., as Agent By Name: Title: $ [BANK]

EXHIBIT D, Form of Increased Commitment Supplement – Page 4 By: Name: Title: $ [NEW LENDER] By: Name: Title:

EXHIBIT D, Form of Increased Commitment Supplement – Page 5 CONSENT OF GUARANTORS Each Guarantor: (i) consents and agrees to this Supplement; (ii) agrees that each of the Loan Documents to which it is a party is in full force and effect and continues to be its legal, valid and binding obligation enforceable in accordance with its respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrowers arising as a result of the increase in the Revolving Commitments contemplated hereby are "Guaranteed Indebtedness" as defined in the Guaranty Agreement. VALMONT INDUSTRIES, INC. By: Name: Title: VALMONT TELECOMMUNICATIONS, INC. By: Name: Title: VALMONT COATINGS, INC. By: Name: Title: VALMONT NEWMARK, INC. By: Name: Title: Signed sealed and delivered by Valmont Queensland Pty Ltd. ACN 142 183 800 in accordance with s127 of the Corporations Act 2001 (Cth) in the presence of: VALMONT QUEENSLAND PTY LTD. By: Name: Title: By: Name:

EXHIBIT D, Form of Increased Commitment Supplement – Page 6 Title:

EXHIBIT E, Form of Borrowing Request – Cover Page EXHIBIT E TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT FORM OF BORROWING REQUEST

EXHIBIT E, Form of Borrowing Request – Page 1 BORROWING REQUEST ___________, __, ____ JPMorgan Chase Bank, N.A. 10 South Dearborn Street, L2 Chicago, IL 60603 Attention: Loan and Agency and Michael Stevens Phone: (312) 732-6468 Facsimile: 888-499-5663 email: jpm.agency.cri@jpmorgan.comand each Lender Ladies and Gentlemen: The undersigned is a Borrower under that certain Second Amended and Restated Credit Agreement dated as of October 18, 2021 among Valmont Industries, Inc. (the "Company") and certain of its Subsidiaries, the Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent (as otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned Borrower hereby gives the Administrative Agent and the Lenders notice pursuant to Section 2.03 of the Credit Agreement that such Borrower requests a Borrowing under the Credit Agreement, and in connection therewith sets forth below the information relating to such Borrowing (the "Requested Borrowing"). (i) The date of the Requested Borrowing is ______________; (ii) The principal amount of the Requested Borrowing is $_______________; (iii) The currency applicable to the Requested Borrowing is _________________; (iv) The Type or Types of the Borrowing requested (i.e., ABR Borrowing, Term Benchmark Borrowing or RFR Borrowing) and, if applicable the Interest Periods applicable thereto are set forth in the table below: Amount Type Interest Period (if applicable) 1. _____ Month(s) 2. _____ Month(s) 3. _____ Month(s) 4. _____ Month(s) 5. _____ Month(s) 6. _____ Month(s) (v) The proceeds of the Requested Borrowing should be disbursed directly to the entities in the amounts and in accordance with the transfer instructions set forth in the table below:

EXHIBIT E, Form of Borrowing Request – Page 2 Dollar Amount Recipient Instructions $ $ $ $ By its execution below, the undersigned Borrower represents and warrants to the Administrative Agent and the Lenders: (i) At the time of and immediately after giving effect to the Requested Borrowing, no Default exists; (ii) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the date of such Requested Borrowing except to the extent such representations and warranties specifically relate to any earlier date in which case such representations and warranties shall have been true and correct as of such earlier date; (iii) After giving effect to the credit extended pursuant to this request, the Aggregate Revolving Exposure shall not exceed the Aggregate Revolving Commitments; (iv) After giving effect to the credit extended pursuant to this request, the sum of the Foreign Currency Exposure shall not exceed the Foreign Currency Commitments. The instructions set forth herein are irrevocable, except as otherwise provided by the Credit Agreement. A telecopy or other electronic transmission of these instructions shall be deemed valid and may be accepted and relied upon by the Administrative Agent and the Lenders as an original. By: Name: Title:

EXHIBIT F, Form of Interest Election Request – Cover Page EXHIBIT F TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT FORM OF INTEREST ELECTION REQUEST

SCHEDULE 1 TO EXHIBIT F, Interest Election Request – Solo Page INTEREST ELECTION REQUEST ___________ ___, 202_ JPMorgan Chase Bank, N.A. 10 South Dearborn Street, L2 Chicago, IL 60603 Attention: Loan and Agency and Michael Stevens Phone: (312) 732-6468 Facsimile: 888-499-5663 email: jpm.agency.cri@jpmorgan.com and each Lender Ladies and Gentlemen: The undersigned is a Borrower under that certain Second Amended and Restated Credit Agreement dated as of October 18, 2021 among Valmont Industries, Inc. (the "Company") and certain of its Subsidiaries, the Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent (as otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby gives the Administrative Agent and the Lenders notice pursuant to Section 2.07 of the Credit Agreement that the Borrower requests a conversion or continuation (a "Change") of the Borrowing or Borrowings specified on Schedule 1. By its execution below, the Company represents and warrants to the Administrative Agent and the Lenders: (i) At the time of and immediately after giving effect to the requested Change, no Default exists; and (ii) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the date of the requested Change except to the extent such representations and warranties specifically relate to any earlier date in which case such representations and warranties shall have been true and correct as of such earlier date. The instructions set forth herein are irrevocable, except as otherwise provided by the Credit Agreement. A telecopy or other electronic transmission of these instructions shall be deemed valid and may be accepted and relied upon by the Administrative Agent and the Lenders as an original. Valmont Industries, Inc. By: Name: Title:

SCHEDULE 1 TO EXHIBIT F, Interest Election Request – Solo Page SCHEDULE 1 TO INTEREST ELECTION REQUEST Current Class (Revolver) and Agreed Currency Current Type (ABR, Term Benchmark, RFR) Current Principal Amount Current Interest Period Expiration Date Continue as (Type) Convert to (Type) New Interest Period Length

EXHIBIT G, Form of U.S. Tax Compliance Certificates – Cover Page EXHIBIT G TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATES

EXHIBIT G-1, Form of U.S. Tax Compliance Certificate – Solo Page EXHIBIT G-1 FORM OF U. S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of October 18, 2021 among Valmont Industries, Inc. (the "Company") and certain of its Subsidiaries, the Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and each lender from time to time a party thereto. Pursuant to the provisions of Section 2.16(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"); (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code; and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non–U.S. Person status on IRS Form W-8BEN-E or IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: [ADDRESS] Dated: _____________, 202_.

EXHIBIT G-2, Form of U.S. Tax Compliance Certificate – Solo Page EXHIBIT G-2 FORM OF U. S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of October 18, 2021 among Valmont Industries, Inc. (the "Company") and certain of its Subsidiaries, the Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and each lender from time to time a party thereto. Pursuant to the provisions of Section 2.16(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"); (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code; and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non–U.S. Person status on IRS Form W-8BEN-E or IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: [ADDRESS] Dated: _____________, 202_.

EXHIBIT G-3, Form of U.S. Tax Compliance Certificate – Solo Page EXHIBIT G-3 FORM OF U. S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of October 18, 2021 among Valmont Industries, Inc. (the "Company") and certain of its Subsidiaries, the Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and each lender from time to time a party thereto. Pursuant to the provisions of Section 2.16(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"); (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code; and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E or IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: [ADDRESS] Dated: _____________, 202_.

EXHIBIT G-4, Form of U.S. Tax Compliance Certificate – Solo Page EXHIBIT G-4 FORM OF U. S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of October 18, 2021 among Valmont Industries, Inc. (the "Company") and certain of its Subsidiaries, the Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and each lender from time to time a party thereto. Pursuant to the provisions of Section 2.16(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"); (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code; and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or IRS Form W-8BEN or (ii) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN-E or IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: [ADDRESS] Dated: _____________, 202_.

EXHIBIT H, Form of Additional Borrower Request and Assumption Agreement – Cover Page EXHIBIT H TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT FORM OF ADDITIONAL BORROWER REQUEST AND ASSUMPTION AGREEMENT

EXHIBIT H, Additional Borrower Request And Assumption Agreement – Page 1 ADDITIONAL BORROWER REQUEST AND ASSUMPTION AGREEMENT Date: ___________, _____ To: JPMorgan Chase Bank, N.A., as Administrative Agent Ladies and Gentlemen: This Additional Borrower Request and Assumption Agreement is made and delivered pursuant to Section 5.10 of that certain Second Amended and Restated Credit Agreement, dated as of October 18, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among Valmont Industries, Inc., a Delaware corporation (the "Company"), certain Subsidiaries of the Company, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. All capitalized terms used in this Additional Borrower Request and Assumption Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Each of ________________________ (the "Additional Borrower") and the Company hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the Additional Borrower is a Subsidiary of the Company. The documents required to be delivered to the Administrative Agent under Section 5.10 of the Credit Agreement will be furnished to the Administrative Agent in accordance with the requirements of the Credit Agreement. Complete if the Additional Borrower is a Domestic Subsidiary: The true and correct U.S. taxpayer identification number of the Additional Borrower is ____________________. Complete if the Additional Borrower is a Foreign Subsidiary: The true and correct unique identification number that has been issued to the Additional Borrower by its jurisdiction of organization and the name of such jurisdiction are set forth below: Identification Number Jurisdiction of Organization The parties hereto hereby confirm that with effect from the date of the Additional Borrower Notice for the Additional Borrower, the Additional Borrower shall have obligations, duties and liabilities toward each of the other parties to the Credit Agreement identical to those which the Additional Borrower would have had if the Additional Borrower had been an original party to the Credit Agreement as a Borrower and an original signatory to the Credit Agreement. Effective as of the date of the Additional Borrower Notice for the Additional Borrower, the Additional Borrower confirms its acceptance of, and consents to, all representations and warranties, covenants, and other terms and provisions of the Credit Agreement. The parties hereto hereby request that the Additional Borrower be entitled to receive Loans under the Credit Agreement, and understand, acknowledge and agree that neither the Additional Borrower nor the Company on its behalf shall have any right to request any Loans for its account unless and until the date five Business Days after the effective date designated by the Administrative Agent in an Additional Borrower Notice delivered to the Company and the Lenders pursuant to Section 5.10 of the Credit Agreement.

EXHIBIT H, Additional Borrower Request And Assumption Agreement – Page 2 This Additional Borrower Request and Assumption Agreement shall constitute a Loan Document under the Credit Agreement. The Company represents and warrants to Administrative Agent and each Lender that (a) the representations and warranties of the Loan Parties contained in the Loan Documents are and will be true, correct and complete in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true, correct and complete in all respects) on and as of the effective date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date in which case such representations and warranties shall have been true, correct and complete as of such earlier date, and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Additional Borrower Request and Assumption Agreement that would constitute a Default. The terms and provisions set forth in this Additional Borrower Request and Assumption Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Additional Borrower Request and Assumption Agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company and the Additional Borrower agrees that the Credit Agreement as supplemented hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Credit Agreement shall mean a reference to the Credit Agreement as supplemented hereby. This Additional Borrower Request and Assumption Agreement shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law. This Additional Borrower Request and Assumption Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Additional Borrower Request and Assumption Agreement shall become effective upon the execution of a counterpart hereof by the Company and the Additional Borrower and receipt by the Company from the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof. This Additional Borrower Request and Assumption Agreement embodies the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

EXHIBIT H, Additional Borrower Request And Assumption Agreement – Page 3 IN WITNESS WHEREOF, the parties hereto have caused this Additional Borrower Request and Assumption Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. [ADDITIONAL BORROWER] By: Name: Title: VALMONT INDUSTRIES, INC. By: Name: Title: VALMONT INDUSTRIES HOLLAND B.V. By: Name: Title: By: Name: Title: Signed sealed and delivered by Valmont Group Pty Ltd. ACN142 189 295 in accordance with s127 of the Corporations Act 2001 (Cth) in the presence of: VALMONT GROUP PTY LTD., By: Name: Title: By: Name: Title:

EXHIBIT H, Additional Borrower Request And Assumption Agreement – Page 4 CONSENT OF OTHER LOAN PARTIES Each of the undersigned Loan Parties: (i) consents and agrees to this Additional Borrower Request and Assumption Agreement; (ii) agrees that each of the Loan Documents to which it is a party is in full force and effect and continues to be its legal, valid and binding obligation enforceable in accordance with its respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Additional Borrower arising as a result thereof are guaranteed by the undersigned pursuant to the Loan Documents. VALMONT TELECOMMUNICATIONS, INC. By: Name: Title: VALMONT COATINGS, INC. By: Name: Title: VALMONT NEWMARK, INC. By: Name: Title: Signed sealed and delivered by Valmont Queensland Pty Ltd. ACN 142 183 800 in accordance with s127 of the Corporations Act 2001 (Cth) in the presence of: VALMONT QUEENSLAND PTY LTD. By: Name: Title: By: Name: Title:

EXHIBIT I, Form of Additional Borrower Notice – Cover Page EXHIBIT I TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT FORM OF ADDITIONAL BORROWER NOTICE

EXHIBIT A to GUARANTY AGREEMENT, Cover Page ADDITIONAL BORROWER NOTICE Date: __________, _____ To: Valmont Industries, Inc. The Lenders party to the Credit Agreement referred to below Ladies and Gentlemen: This Notice is made and delivered pursuant to Section 5.10 of that certain Second Amended and Restated Credit Agreement, dated as of October 18, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among Valmont Industries, Inc., a Delaware corporation (the "Company"), certain Subsidiaries of the Company, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. All capitalized terms used in this Notice and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The Administrative Agent hereby notifies Company and the Lenders that effective as of the date hereof [________________________] shall be an additional Borrower under the Credit Agreement and other Loan Documents and may receive Loans for its account on the terms and conditions set forth in the Credit Agreement. This Notice shall constitute a Loan Document under the Credit Agreement. JPMORGAN CHASE BANK, N.A., as Administrative Agent By: Name: Title:

EXHIBIT J TO VALMONT INDUSTRIES, INC. CREDIT AGREEMENT FORM OF PRICING CERTIFICATE JPMorgan Chase Bank, N.A., as Administrative Agent 10 South Dearborn Street, L2 Chicago, IL 60603 Attention: Loan and Agency and Michael Stevens Phone: (312) 732-6468 Facsimile: 888-499-5663 email: jpm.agency.cri@jpmorgan.com Ladies and Gentlemen: This Pricing Certificate (this “Certificate”) is furnished pursuant to Section 2.24 of that certain Second Amended and Restated Credit Agreement, dated as of October 18, 2021, by and among VALMONT INDUSTRIES, INC., a Delaware corporation (the "Company"), VALMONT INDUSTRIES HOLLAND B.V., a private company with limited liability, with corporate seat in Eindhoven, the Netherlands, registered with the trade register of the Dutch chamber of commerce under number 17072821, VALMONT GROUP PTY LTD., a company incorporated under the laws of Queensland, Australia, the other Loan Parties party thereto, the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and J.P. MORGAN SECURITIES LLC, as Sustainability Structuring Agent (the "Credit Agreement"). Capitalized terms used herein, but not defined herein shall have the meanings given to them in the Credit Agreement. THE UNDERSIGNED HEREBY CERTIFIES SOLELY IN [HIS/HER] CAPACITY AS [CHIEF EXECUTIVE OFFICER, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER, TREASURER, ASSISTANT TREASURER, CONTROLLER OR SENIOR VICE PRESIDENT OF FINANCE] OF THE COMPANY AND NOT IN AN INDIVIDUAL CAPACITY (AND WITHOUT PERSONAL LIABILITY) THAT: 1. I am the duly elected [chief executive officer, chief operating officer, chief financial officer, treasurer, assistant treasurer, controller or senior vice president of finance] of the Company, and I am authorized to deliver this Certificate on behalf of the Company; 2. Attached as Annex A hereto is a true and correct copy of the KPI Metrics Report for the 20[●] calendar year; and 3. The Sustainability Commitment Fee Adjustment in respect of the 20[●] calendar year is [+][-][●]% per annum, and the Sustainability Rate Adjustment in respect of the 20[●] calendar year is [+][-][●]% per annum, in each case as computed as set forth on Annex B hereto. The foregoing certifications are made and delivered this _____ day of __________, 20[●].

Very truly yours, VALMONT INDUSTRIES, INC., as the Company By:___________________________________ Name: Title: